Document and Entity Information	12 Months Ended
Dec. 31, 2010
Entity Information [Line Items]
Entity Registrant Name	BOYD GAMING CORP
Entity Central Index Key	0000906553
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Document Type	8-K
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

Consolidated Balance Sheets (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and cash equivalents	$ 145,623	$ 93,202
Restricted cash	19,494	16,168
Accounts receivable, net	47,942	18,584
Inventories	16,029	11,392
Prepaid expenses and other current assets	37,153	24,818
Income taxes receivable	5,249	20,807
Deferred income taxes	8,149	7,766
Total current assets	279,639	192,737
Property and equipment, net	3,383,371	2,233,563
Assets held for development	1,119,403	925,614
Investments in unconsolidated subsidiaries, net	5,185	394,220
Debt financing costs, net	34,993	12,403
Restricted investments	48,168	0
Other assets, net	65,240	26,086
Intangible assets, net	539,714	461,758
Goodwill, net	213,576	213,576
Total assets	5,689,289	4,459,957
Current liabilities
Current maturities of long-term debt	25,690	652
Non-recourse obligations of variable interest entity	243,059	0
Accounts payable	49,546	39,127
Construction payables	7,637	34,128
Note payable	0	46,875
Income taxes payable	6,504	0
Accrued liabilities	278,469	174,577
Total current liabilities	610,905	295,359
Long-term debt, net of current maturities	3,193,065	2,576,911
Deferred income taxes	362,174	335,159
Other long-term tax liabilities	44,813	32,703
Other liabilities	83,589	63,456
Commitments and contingencies (Note 12)
Stockholders’ equity
Preferred stock, $0.01 par value, 5,000,000 shares authorized	0	0
Common stock, $0.01 par value, 200,000,000 shares authorized; 86,244,978 and 86,130,454 shares outstanding	862	861
Additional paid-in capital	635,028	623,035
Retained earnings	560,909	550,599
Accumulated other comprehensive loss, net	(7,594)	(18,126)
Total Boyd Gaming Corporation stockholders’ equity	1,189,205	1,156,369
Noncontrolling interest	205,538	0
Total stockholders’ equity	1,394,743	1,156,369
Total liabilities and stockholders’ equity	$ 5,689,289	$ 4,459,957

Consolidated Balance Sheets Parenthetical (USD $)	Dec. 31, 2010	Dec. 31, 2009
Stockholders' Equity:
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	200,000,000	200,000,000
Common stock, shares issued	86,244,978	86,130,454
Common stock, shares outstanding	86,244,978	86,130,454
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating revenues:
Gaming	$ 1,812,487	$ 1,372,091	$ 1,477,476
Food and beverage	347,588	229,374	251,854
Room	211,046	122,305	140,651
Other	123,603	100,396	117,574
Gross revenues	2,494,724	1,824,166	1,987,555
Less promotional allowances	353,825	183,180	206,588
Net revenues	2,140,899	1,640,986	1,780,967
Operating costs and expenses:
Gaming	859,818	664,739	690,847
Food and beverage	180,840	125,830	144,092
Room	49,323	39,655	43,851
Other	99,458	77,840	89,222
Selling, general and administrative	369,217	284,937	299,662
Maintenance and utilities	146,143	92,296	95,963
Depreciation and amortization	199,275	164,427	168,997
Corporate expense	48,861	47,617	52,332
Preopening expenses	7,459	17,798	20,265
Write-downs and other items, net	4,713	41,780	385,521
Total operating costs and expenses	1,965,107	1,556,919	1,990,752
Operating income from Borgata	8,146	72,126	56,356
Operating income	183,938	156,193	(153,429)
Other expense (income):
Interest income	(5)	(6)	(1,070)
Interest expense	168,699	146,830	110,146
Fair value adjustment of derivative instruments	480	0	(425)
Gain on early retirements of debt	(2,758)	(15,284)	(28,553)
Gain on equity distribution	(2,535)	0	0
Other income	(10,000)	0	0
Other non-operating expenses	0	33	0
Other non-operating expenses from Borgata, net	3,133	19,303	16,009
Total other expense, net	157,014	150,876	96,107
Income (loss) before income taxes	26,924	5,317	(249,536)
Income taxes	(8,236)	(1,076)	26,531
Net income (loss)	18,688	4,241	(223,005)
Net (income) loss attributable to noncontrolling interest	(8,378)	0	0
Net loss	$ 10,310	$ 4,241	$ (223,005)
Basic net income (loss) per common share:	$ 0.12	$ 0.05	$ (2.54)
Weighted average basic shares outstanding	86,601	86,429	87,854
Diluted net income (loss) per common share:	$ 0.12	$ 0.05	$ (2.54)
Weighted average diluted shares outstanding	86,831	86,517	87,854
Dividends declared per share	$ 0	$ 0	$ 0.3

Consolidated Statements of Changes in Stockholders' Equity (USD $) In Thousands, except Share data	Total	Other Comprehensive Income (Loss) [Member]	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Loss, Net [Member]	Noncontrolling Interest [Member]
Balances at Dec. 31, 2007	$ 1,385,406		$ 877	$ 599,751	$ 795,693	$ (10,915)	$ 0
Balances, shares at Dec. 31, 2007			87,747,080
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net loss	(223,005)	(223,005)	0	0	(223,005)	0	0
Derivative instruments fair value adjustment, net of taxes	(9,103)	(9,103)	0	0	0	(9,103)	0
Comprehensive income (loss)		(232,108)
Stock options exercised, value	472		1	471	0	0	0
Stock options exercised, shares			55,700
Settlement of restricted stock units			11,281
Tax effect from share-based compensation arrangements	660		0	660	0	0	0
Share-based compensation costs	15,422		0	15,422	0	0	0
Dividends paid on common stock	(26,330)				(26,330)
Balances at Dec. 31, 2008	1,143,522		878	616,304	546,358	(20,018)	0
Balances, shares at Dec. 31, 2008			87,814,061
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net loss	4,241	4,241	0	0	4,241	0	0
Derivative instruments fair value adjustment, net of taxes	1,892	1,892	0	0	0	1,892	0
Comprehensive income (loss)		6,133
Stock options exercised, value	160		0	160	0	0	0
Stock options exercised, shares			29,797
Settlement of restricted stock units			11,281
Tax effect from share-based compensation arrangements	(1,384)		0	(1,384)	0	0	0
Share-based compensation costs	15,888		0	15,888	0	0	0
Common stock repurchased and retired, value	(7,950)		(17)	(7,933)
Common stock repurchased and retired, shares			(1,724,685)
Balances at Dec. 31, 2009	1,156,369		861	623,035	550,599	(18,126)	0
Balances, shares at Dec. 31, 2009	86,130,454		86,130,454
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net loss	10,310	10,310	0	0	10,310	0	0
Derivative instruments fair value adjustment, net of taxes	11,793	11,793	0	0	0	10,532	1,261
Comprehensive income (loss)		22,103
Comprehensive income attributable to noncontrolling interest	(1,261)	(1,261)	0	0	0	0	(1,261)
Comprehensive income attributable to Boyd Gaming Corporation		20,842
Stock options exercised, value	670		1	669	0	0	0
Stock options exercised, shares			114,524
Share-based compensation costs	11,324		0	11,324	0	0	0
Noncontrolling interest in Borgata	205,538						205,538
Balances at Dec. 31, 2010	$ 1,394,743		$ 862	$ 635,028	$ 560,909	$ (7,594)	$ 205,538
Balances, shares at Dec. 31, 2010	86,244,978		86,244,978

Consolidated Statement of Changes in Stockholders' Equity Parenthetical (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Other Comprehensive Income (Loss):
Derivative instruments fair value adjustment, tax	$ 5,824	$ (979)	$ 5,118

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net income (loss)	$ 18,688	$ 4,241	$ (223,005)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	199,275	164,427	168,997
Amortization of debt financing costs	4,117	6,279	4,737
Amortization of discounts on senior secured notes	1,294	0	0
Share-based compensation expense	11,324	15,888	14,024
Deferred income taxes	6,284	15,574	(44,153)
Operating and non-operating income from Borgata	(5,013)	(52,823)	(40,347)
Distributions of earnings received from Borgata	1,910	60,136	19,579
Gain on equity distribution	(2,535)	0	0
Noncash asset write-downs	0	42,350	382,012
Gain on early retirements of debt	(2,758)	(15,284)	(28,553)
Other operating activities	4,858	(3,421)	609
Changes in operating assets and liabilities:
Restricted cash	(3,326)	8,141	(2,817)
Accounts receivable, net	(2,862)	2,791	2,227
Inventories	(519)	(67)	(56)
Prepaid expenses and other current assets	(3,371)	15,598	(1,613)
Income taxes receivable	15,658	(5,692)	2,871
Other long-term tax assets	(4,725)	(1,038)	0
Other assets, net	(3,038)	3,423	2,473
Accounts payable and accrued liabilities	36,934	(18,538)	(38,543)
Income taxes payable	805	0	0
Other long-term tax liabilities	2,305	(4,618)	792
Other liabilities	9,765	4,596	1,257
Net cash provided by operating activities	285,070	241,963	220,491
Cash Flows from Investing Activities
Capital expenditures	(87,477)	(157,557)	(667,400)
Net cash effect upon change in controlling interest of Borgata	26,025	0	0
Net cash effect upon consolidation of variable interest entity	41	0	0
Investments in and advances to unconsolidated subsidiaries, net	(1,131)	(73)	(5,991)
Decrease in restricted investments	(1,489)	0	0
Business Acquisition Contingent Consideration Net Additional Cash Paid	0	(9,375)	0
Other investing activities	290	1,877	115
Net cash used in investing activities	(63,741)	(165,128)	(673,276)
Cash Flows from Financing Activities
Payments on retirements of long-term debt	(187,693)	(89,482)	(116,497)
Borrowings under bank credit facility	758,774	656,440	1,394,935
Payments under bank credit facility	(1,250,674)	(620,655)	(866,720)
Borrowings under Borgata bank credit facility	533,673	0	0
Payments under Borgata bank credit facility	(1,105,062)	0	0
Proceeds from issuance of senior notes	500,000	0	0
Proceeds from issuance of Borgata senior secured notes	773,176	0	0
Debt financing costs, net	(37,872)	(932)	(12)
Payments under note payable	(46,875)	(18,750)	0
Proceeds from variable interest entity's issuance of debt	18,091	0	0
Payments on loans to variable interest entity's members	(1,194)	0	0
Repurchase and retirement of common stock	0	(7,950)	0
Dividends paid on common stock	0	0	(26,330)
Noncontrolling interest distributions by Borgata	(123,422)	0	0
Other financing activities	170	(456)	(140)
Net cash used in financing activities	(168,908)	(81,785)	385,236
Increase in cash and cash equivalents	52,421	(4,950)	(67,549)
Cash and cash equivalents, beginning of period	93,202	98,152	165,701
Cash and cash equivalents, end of period	145,623	93,202	98,152
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	129,070	142,670	110,618
Cash paid (received) for income taxes, net	(9,661)	(1,768)	13,267
Supplemental Schedule of Noncash Investing and Financing Activities
Payables incurred for capital expenditures	8,798	35,973	122,310
Capitalized share-based compensation costs	0	0	1,398
Fair value adjustment on derivative instruments	17,742	4,952	(14,221)
Restricted cash received as deposit for Morgans joint venture	0	0	672
Disbursement of restricted cash for Morgans joint venture	0	0	29,506
Transfer of land to property and equipment, net from assets held for sale	0	0	23,188
Transfer of investment in unconsolidated subsidiary to property and equipment	0	4,427	0
Extinguishment of previous Borgata credit facility with advance from new Borgata credit facility	73,010	0	0
Assets and Liabilities Recorded at Fair Value (net of Cash Received) Due to Change in Controlling Interest of Borgata
Accounts receivable, net	29,099	0	0
Inventories	4,118	0	0
Prepaid expenses and other current assets	9,201	0	0
Deferred income taxes	1,290	0	0
Property and equipment, net	1,293,792	0	0
Intangible assets	14,000	0	0
Indefinite lived intangible assets	65,000	0	0
Other assets, net	36,641	0	0
Provisional value of assets	1,453,141	0	0
Current maturities of long-term debt	632,289	0	0
Accounts payable	8,729	0	0
Income taxes payable	7,579	0	0
Accrued liabilities	66,854	0	0
Other long-term liabilities	40,204	0	0
Provisional value of liabilities	755,655	0	0
Assets and Liabilities Recorded (net of Cash Received) Due to Consolidation of Variable Interest Entity
Accounts receivable	164	0	0
Assets held for development	183,016	0	0
Debt financing costs, net	8,509	0	0
Restricted investments	46,679	0	0
Total assets	238,368	0	0
Accounts payable	290	0	0
Accrued liabilities	1,296	0	0
Obligatons of variable interest entity	226,162	0	0
Other liabilities	16,920	0	0
Noncontrolling interest	(6,259)	0	0
Total liabilities and stockholders' equity	238,409	0	0
Acquisition of Dania Jai-Alai
Fair value of noncash assets acquired	0	28,352	0
Net additional cash paid for Dania Jai-Alai	0	(9,375)	0
Termination of contingent liability	0	46,648	0
Note payable issued	0	(65,625)	0
Liabilities assumed	$ 0	$ 0	$ 0

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Signficant Accounting Policies [Abstract]
Organization, Consolidation, Basis of Presentation, Business Description and Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
Boyd Gaming Corporation (and together with its subsidiaries, the “Company,” “we” or “us”) was incorporated in the state of Nevada in 1988 and has been operating since 1973. The Company's common stock is traded on the New York Stock Exchange under the symbol “BYD”.
We are a diversified operator of 15 wholly-owned gaming entertainment properties and one controlling interest in a limited liability company that operates Borgata Hotel Casino and Spa (“Borgata”) in Atlantic City, New Jersey. Headquartered in Las Vegas, we have gaming operations in Nevada, Illinois, Louisiana, Mississippi, Indiana and New Jersey, which we aggregate in order to present four reportable segments: (i) Las Vegas Locals; (ii) Downtown Las Vegas; (iii) Midwest and South; and (iv) Atlantic City.
We also own and operate Dania Jai-Alai, which is a pari-mutuel jai-alai facility with approximately 47 acres of related land located in Dania Beach, Florida, a travel agency in Hawaii, and a captive insurance company, also in Hawaii, that underwrites travel-related insurance.
Additionally, we own 85 acres of land on the Las Vegas Strip, where our multibillion dollar Echelon development project (“Echelon”) is located. On August 1, 2008, due to the difficult environment in the capital markets, as well as weak economic conditions, we announced the delay of Echelon. At such time, however, we did not anticipate the severity or the long-term effects of the current economic downturn, evidenced by lower occupancy rates, declining room rates and reduced consumer spending across the country, but particularly in the Las Vegas geographical area; nor did we predict that the incremental supply becoming available on the Las Vegas Strip would face such depressed demand levels, thereby elongating the time for absorption of this additional supply into the market. As we do not believe that a significant level of economic recovery has occurred along the Las Vegas Strip, we do not expect to resume construction of Echelon for three to five years, as previously disclosed. We also do not believe that financing for a development project like Echelon is available. See Note 12, Commitments and Contingencies - Commitments - Echelon, for a discussion regarding the impact of the ongoing suspension of the Echelon project on our joint venture and other agreements.

Basis of Presentation
Effective Control of Borgata
On March 24, 2010, as a result of the amendment to our operating agreement with MGM Resorts International (the successor in interest to MGM MIRAGE) (“MGM”) (our original 50% partner in Borgata), which provided, among other things, for the termination of MGM's participating rights in the operations of Borgata, we effectively obtained control of Borgata. The amendment to the operating agreement was related to MGM's divestiture of its interest pursuant to a regulatory settlement, as discussed further in Note 4, Investments in Other Unconsolidated Subsidiaries, Net. This resulting change in control required acquisition method accounting in accordance with the authoritative accounting guidance for business combinations. As a result, we measured our previously held equity interest at a provisional fair value as of March 24, 2010, the date of effective control.
The financial position of Borgata is consolidated in our consolidated balance sheet as of December 31, 2010; its results of operations for the period from March 24 through December 31, 2010 are included in our consolidated statements of operations and cash flows for the year ended December 31, 2010. Prior period amounts were not restated or recasted as a result of this change; however, detailed proforma financial information is presented in Note 4, Investments in Other Unconsolidated Subsidiaries, Net for the years ended December 31, 2009 and 2008. We also recorded the noncontrolling interest held in trust for the economic benefit of MGM as a separate component of our stockholders' equity.
Consolidation of Variable Interest Entity
LVE Energy Partners, LLC (“LVE”) is a joint venture between Marina Energy LLC and DCO ECH Energy, LLC. We have entered into an Energy Sales Agreement with LVE to design, build, own (other than the underlying real property which is leased from Echelon) and operate a district energy system and central energy center for our planned Echelon resort development. In April 2007, we entered into an Energy Sales Agreement (“ESA”) with LVE to provide electricity, emergency electricity generation, and chilled and hot water to Echelon and potentially other joint venture entities associated with the Echelon development project or other third parties.

LVE began construction of the facility in 2007 and expected to provide full energy services to Echelon in 2010, when we originally expected to open. However, LVE suspended construction in January 2009, after our announcement of the delay of Echelon. On April 6, 2009, LVE notified us that, in its view, Echelon would be in breach of the ESA unless it recommences and proceeds with construction of the Echelon development project by May 6, 2009. We believe that LVE's position is without merit; however, in the event of litigation, we cannot state with certainty the eventual outcome nor estimate the possible loss or range of loss, if any, associated with this matter.

On March 7, 2011, Echelon and LVE entered into both a purchase option agreement (the "Purchase Option Agreement") and a periodic fee Agreement (the "Periodic Fee Agreement"). LVE has agreed not to initiate any litigation with respect to its April 6, 2009 claim of an alleged breach of the ESA and both Echelon and LVE have mutually agreed that neither LVE nor Echelon would give notice of, file or otherwise initiate any claim or cause of action, in or before any court, administrative agency, arbitrator, mediator or other tribunal, that arises under the ESA, subject to certain exceptions, and any statute of limitations or limitation periods for defenses, claims, causes of actions and counterclaims shall be tolled while the Periodic Fee Agreement is in effect. Under the Periodic Fee Agreement, Echelon has agreed to pay LVE, beginning March 4, 2011, a monthly periodic fee (the “Periodic Fee”) and an operation and maintenance fee until Echelon either (i) resumes construction of the project or (ii) exercises its option to purchase LVE's assets pursuant to the terms of the Purchase Option Agreement. The amount of the Periodic Fee is fixed at  $11.9 million annually through November 2013. Thereafter, the amount of the Periodic Fee will be approximately  $10.8 million annually. The operation and maintenance fee cannot exceed  $0.6 million per annum without Echelon's prior approval.

Under the Purchase Option Agreement, Echelon has the right, upon written notice to LVE, to purchase the assets of LVE relating to the central energy center and energy distribution system for a price of  $195.1 million, subject to certain possible adjustments. The ESA will be terminated concurrent with the purchase of the LVE assets.

New consolidation guidance regarding the variable interest model became effective on January 1, 2010. Under this new qualitative model, the primary beneficiary is identified as the variable interest holder that has both the power to direct the activities of the variable interest entity that most significantly impact the entity's economic performance and the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. The primary beneficiary is required to consolidate the variable interest entity unless specific exceptions or exclusions are met. The authoritative literature on consolidations provides guidance related to variable interest entities and requires:

•
a qualitative approach for identifying the primary beneficiary of a variable interest entity based on (i) the power to direct activities that most significantly impact the economic performance of the entity, and (ii) the obligation to absorb losses or right to receive benefits that could be significant to the entity;

•
ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity; and separate disclosure by the primary beneficiary on the face of the balance sheet to identify (i) assets that can only be used to settle obligations of the variable interest entity, and (ii) liabilities for which creditors do not have recourse to the primary beneficiary.

For the following quantitative and qualitative reasons, we presently believe that the substantially all of LVE's activities are presently performed for our benefit, as pursuant to the terms of the ESA, we are obligated to purchase substantially all of its thermal output, at a fixed and variable pricing arrangement that protects LVE from commodity risk. This agreement is long-term in duration, terming for 25 years from the commencement of the commercial operations of Echelon. Additionally, during the period of suspension, we are obligated to pay fees to LVE to subsidize the holding costs of the facility. We have a fixed price put option to purchase the assets of LVE, but have no future obligation to absorb any operating losses or otherwise provide financial support, except as contractually provided as described above. We do not hold any equity interest in LVE and have not guaranteed any of its outstanding debt obligations, nor would such debt have recourse to any of our lenders, note holders or general creditors.

Upon adoption, this guidance required us to consolidate LVE for financial statement purposes, as we determined that we are presently the primary beneficiary of the executory contract, the ESA, giving rise to the variable interest.

The effect of the consolidation of LVE on our financial position and operating results are reconciled by respective line items to amounts as reported in our consolidated balance sheet and statement of operations as of and for the year ended December 31, 2010.

Financial Position
as of December 31, 2010
	HISTORICAL		CONSOLIDATED
	Boyd Gaming		Boyd Gaming
	Corporation	LVE, LLC	Corporation
	(In thousands)
ASSETS
Assets held for development	$923,038	$196,365	$1,119,403
Debt financing costs	31,346	3,647	34,993
Restricted investments	—	48,168	48,168
Other assets	$64,425	$815	$65,240

LIABILITIES
Accounts payable	$49,153	$393	$49,546
Accrued liabilities	277,429	1,040	278,469
Non-recourse obligations of variable interest entity	—	243,059	243,059
Other liabilities	63,685	19,904	83,589

STOCKHOLDERS' EQUITY
Noncontrolling interest	$219,256	$(13,718)	$205,538

Results of Operations
(for the year ended December 31, 2010)
	HISTORICAL		CONSOLIDATED
	Boyd Gaming		Boyd Gaming
	Corporation	LVE, LLC	Corporation
	(In thousands)
COSTS AND EXPENSES
Maintenance and utilities	$140,722	$5,421	$146,143
Preopening expenses	8,405	(946)	7,459

Operating income (loss)	$188,413	$(4,475)	$183,938

Other expense
Interest expense	$164,454	$4,245	$168,699

Income (loss) before income taxes	$35,644	$(8,720)	$26,924
Income taxes	(8,236)	—	(8,236)
Net income (loss)	27,408	(8,720)	18,688
Net income (loss) attributable to noncontrolling interest	(17,098)	8,720	(8,378)
Net income attributable to Boyd Gaming Corporation	$10,310	$—	$10,310

Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Boyd Gaming Corporation and its subsidiaries.

As discussed above, the financial position of Borgata is consolidated in our consolidated balance sheet as of December 31, 2010; its results of operations and cash flows for the period from March 24 through December 31, 2010 are included in our consolidated statements of operations and cash flows for the year ended December 31, 2010. At December 31, 2010, approximately  $1.45 billion of our consolidated total assets relate to Borgata.

Additionally, the financial position and results of operations of LVE are included in our consolidated financial statements as of and for the year ended December 31, 2010. At December 31, 2010, approximately  $249.7 million of our consolidated total assets relate to LVE, however, certain of these assets, approximating  $196.4 million are pledged as security on LVE's outstanding construction loan advances, and an additional  $48.2 million of such assets are held in restricted escrow funds in accordance with the underlying terms of LVE's tax-exempt bond financing.
All material intercompany accounts and transactions have been eliminated in consolidation.
Investments in unconsolidated affiliates, which are less than 50% owned and do not meet the consolidation criteria of the authoritative accounting guidance for voting interest, controlling interest or variable interest entities, are accounted for under the equity method. See Note 4, Investments in Other Unconsolidated Subsidiaries, Net.
Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with maturities of three months or less at their date of purchase, and are on deposit with high credit quality financial institutions. The carrying values of these instruments approximate their fair values due to their short-term maturities.
Restricted Cash
Restricted cash consists primarily of advance payments related to: (i) future bookings with our Hawaiian travel agency; and (ii) amounts on deposit for horse racing purposes at Delta Downs. Certain of these restricted cash balances are invested in highly liquid instruments with a maturity of 90 days or less.
Accounts Receivable, net
Accounts receivable consist primarily of casino, hotel and other receivables. Accounts receivable are typically non-interest bearing and are initially recorded at cost. Accounts are written off when management deems the account to be uncollectible, based upon historical collection experience, the age of the receivable and other relevant economic factors. An estimated allowance for doubtful accounts is maintained to reduce our receivables to their carrying amount. As a result, the net carrying value approximates fair value.

The activity comprising our allowance for doubtful accounts during the years ended December 31, 2010, 2009 and 2008 is as follows:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Beginning balance, January 1	$4,169	$5,376	$4,842
Additions due to consolidation of Borgata on March 24, 2010	24,212	—	—
Additions	2,766	1,030	2,154
Deductions	(4,633)	(2,237)	(1,620)
Ending balance	$26,514	$4,169	$5,376

Of the  $28.0 million addition to our allowance for doubtful accounts during the year ended December 31, 2010, approximately  $23.3 million resulted from our consolidation of Borgata during 2010. Management does not believe that any significant concentrations of credit risk existed as of December 31, 2010.
Inventories
Inventories consist primarily of food and beverage and retail items and are stated at the lower of cost or market. Cost is determined using the weighted-average inventory method.
Property and Equipment
Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets or, for leasehold improvements, over the shorter of the asset's useful life or term of the lease.
The estimated useful lives of our major components of property and equipment are:

Building and improvements	10 through 40 years
Riverboats and barges	10 through 40 years
Furniture and equipment	3 through 10 years
Gains or losses on disposals of assets are recognized as incurred, using the specific identification method. Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred.
We evaluate the carrying value of long-lived assets whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. For an asset that is to be disposed of, we recognize the asset at the lower of carrying value or fair market value, less costs of disposal, as estimated based on comparable asset sales, solicited offers, or a discounted cash flow model. For a long-lived asset to be held and used, we review the asset for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. We then compare the estimated undiscounted future cash flows of the asset to the carrying value of the asset. The asset is not impaired if the undiscounted future cash flows exceed its carrying value. If the carrying value exceeds the undiscounted future cash flows, then an impairment charge is recorded, typically measured using a discounted cash flow model, which is based on the estimated future results of the relevant reporting unit discounted using our weighted-average cost of capital and market indicators of terminal year free cash flow multiples. If an asset is under development, future cash flows include remaining construction costs. All resulting recognized impairment charges are recorded as operating expenses. See Note 17, Write-Downs and Other Items, Net for a discussion of impairment charges related to our long-lived assets.
Assets Held for Development
The costs incurred relative to projects under development are carried at cost. Development costs clearly associated with the acquisition, development, and construction of a project are capitalized as a cost of that project, during the periods in which activities necessary to get the property ready for its intended use are in progress. Certain pre-acquisition costs, not qualifying for capitalization, are charged to preopening or other operating expense as incurred.
Interest costs associated with major construction projects are capitalized as part of the cost of the constructed assets. When no debt is incurred specifically for a project, interest is capitalized on amounts expended for the project using our weighted-average cost of borrowing. Capitalization of interest ceases when the project (or discernible portions of the project) is substantially complete.
If substantially all of the construction activities of a project are suspended, capitalization of interest will cease until such activities are resumed. We amortize capitalized interest over the estimated useful life of the related assets.
There were no activities or expenditures which qualified for interest capitalization during the year ended December 31, 2010. Interest capitalized during the years ended December 31, 2009 and 2008 was  $0.4 million and  $37.7 million, respectively.
Investments in Unconsolidated Subsidiaries, Net
Investments in unconsolidated subsidiaries are accounted for under the equity method. Under the equity method, carrying value is adjusted for our share of the investees' earnings and losses, as well as capital contributions to and distributions from these entities.
We evaluate our investments in unconsolidated subsidiaries for impairment when events or changes in circumstances indicate that the carrying value of such investment may have experienced an other-than-temporary decline in value. If such conditions exist, we compare the estimated fair value of the investment to its carrying value to determine if an impairment is indicated and determine whether such impairment is other-than-temporary based on our assessment of all relevant factors. Estimated fair value is determined using a discounted cash flow analysis based on estimated future results of the investee.
As discussed above, due to our controlling interest in Borgata, the financial position of Borgata is included in our consolidated balance sheet as of December 31, 2010; its results of operations and cash flows for the period from March 24 through December 31, 2010 are included in our consolidated statements of operations and cash flows for the year ended December 31, 2010. For the period from January 1, 2010 through March 23, 2010, and during the years ended December 31, 2009 and 2008, the results of Borgata's operations were recognized under the equity method.
Debt Financing Costs
Debt financing costs, which include legal, and other direct costs related to the issuance of our outstanding debt, are deferred and amortized to interest expense over the contractual term of the underlying long-term debt using the effective interest method. In the event that our debt is modified, repurchased or otherwise reduced prior to its original maturity date, we ratably reduce the unamortized debt financing costs.

Restricted Investments
In accordance with the terms of the tax-exempt loan agreements, which are the obligations of LVE, unused proceeds are required to be held in escrow pending approval of construction expenditures. These investments are held in an interest-bearing account.
CRDA Investments
New Jersey state law provides, among other things, for an assessment of licensees equal to 1.25% of gross gaming revenues in lieu of an investment alternative tax equal to 2.5% of gross gaming revenues. Generally, a licensee may satisfy this investment obligation by: (i) investing in qualified eligible direct investments; (ii) making qualified contributions; or (iii) depositing funds with the New Jersey Casino Reinvestment Development Authority (“CRDA”). Funds deposited with the CRDA may be used to purchase bonds designated by the CRDA or, under certain circumstances, may be donated to the CRDA in exchange for credits against future CRDA investment obligations. CRDA bonds have terms up to 50 years and bear interest at below market rates. Our net deposits with the CRDA, held by Borgata, eligible to be used to fund qualified investments were  $35.8 million as of December 31, 2010, and are included in other assets, net on our consolidated balance sheet.
Intangible Assets
Intangible assets include customer relationships, favorable lease rates, gaming license rights and trademarks.
Amortizing Intangible Assets: Customer relationships represent the value of repeat business associated with our customer loyalty programs. These intangible assets were typically amortized on an accelerated method over their approximate useful life. Favorable lease rates represent the amount by which acquired lease rental rates are favorable to market terms. These favorable lease values are amortized over the remaining lease term, primarily on leasehold land interests, ranging in remaining duration from 41 to 52 years.
Indefinite Lived Intangible Assets: Trademarks are based on the value of our brand, which reflects the level of service and quality we provide and from which we generate repeat business. Gaming license rights represent the value of the license to conduct gaming in certain jurisdictions, which is subject to highly extensive regulatory oversight, and a limitation on the number of licenses available for issuance with these certain jurisdictions. These assets, considered indefinite-lived intangible assets, are not subject to amortization, but instead are subject to an annual impairment test, performed in the second quarter of each year, and between annual test dates in certain circumstances. If the fair value of an indefinite-lived intangible asset is less than its carrying amount, an impairment loss is recognized equal to the difference. License rights are tested for impairment using a discounted cash flow approach, and trademarks are tested for impairment using the relief-from-royalty method.
Goodwill
Goodwill is an asset representing the future economic benefits arising from other assets in a business combination that are not individually identified and separately recognized. Goodwill is not subject to amortization, but it is subject to an annual impairment test in the second quarter of each year and between annual test dates in certain circumstances.
Goodwill for relevant reporting units is tested for impairment using a weighted discounted cash flow analysis and an earnings multiple valuation technique based on the estimated future results of our reporting units discounted using our weighted-average cost of capital and market indicators of terminal year capitalization rates. The implied fair value of a reporting unit's goodwill is compared to the carrying value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to its assets and liabilities and the amount remaining, if any, is the implied fair value of goodwill. If the implied fair value of the goodwill is less than its carrying value then it must be written down to its implied fair value.
Slot Bonus Point Program
We have established promotional programs to encourage repeat business from frequent and active slot machine customers and patrons. Members earn points based on gaming activity and such points can be redeemed for cash, or to a lesser extent, other free goods and services. We accrue for bonus points expected to be redeemed for cash as a reduction to gaming revenue and accrue for bonus points expected to be redeemed for free goods and services as gaming expense. The accruals are based on estimates and assumptions regarding the mix of cash and other free goods and services that will be redeemed and the costs of providing those benefits. Historical data is used to assist in the determination of the estimated accruals. The slot bonus point accrual is included in accrued liabilities on our consolidated balance sheets.
Long-Term Debt, Net
Long-term debt is reported at amortized cost. The discount on the senior secured notes and the transaction costs paid to the initial purchasers upon issuance of the senior and senior secured notes are recorded as an adjustment to the face amount of our outstanding debt. This resulting difference between the net proceeds upon issuance of the senior and senior secured notes and the face amount of the senior secured notes is accreted to interest expense using the effective interest method.
Income Taxes
Income taxes are recorded under the asset and liability method, whereby deferred tax assets and liabilities are recognized based on the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and attributable to operating loss and tax credit carryforwards. We reduce the carrying amounts of deferred tax assets by a valuation allowance, if based on the available evidence it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically based on a more-likely-than-not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods, our experience with the usability of operating loss and tax credit carryforwards before expiration, and tax planning alternatives.
Other Long Term Tax Liabilities
The Company's income tax returns are subject to examination by the Internal Revenue Service (“IRS”) and other tax authorities in the locations where it operates. The Company assesses potentially unfavorable outcomes of such examinations based on accounting standards for uncertain income taxes, which prescribe a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.
Uncertain tax position accounting standards apply to all tax positions related to income taxes. These accounting standards utilize a two-step approach for evaluating tax positions. Recognition occurs when the Company concludes that a tax position, based on its technical merits, is more likely than not to be sustained upon examination. Measurement is only addressed if the position is deemed to be more likely than not to be sustained. The tax benefit is measured as the largest amount of benefit that is more likely than not to be realized upon settlement. Use of the term “more likely than not” is consistent with how that term is used in accounting for income taxes (i.e., likelihood of occurrence is greater than 50%).
Tax positions failing to qualify for initial recognition are recognized in the first subsequent interim period that they meet the “more likely than not” standard. If it is subsequently determined that a previously recognized tax position no longer meets the “more likely than not” standard, it is required that the tax position is derecognized. Accounting standards for uncertain tax positions specifically prohibit the use of a valuation allowance as a substitute for derecognition of tax positions. As applicable, the Company will recognize accrued penalties and interest related to unrecognized tax benefits in the provision for income taxes.
Self-Insurance Reserves
We are self-insured for general liability costs and self-insured up to certain stop loss amounts for employee health coverage and workers' compensation costs. Borgata is currently self-insured up to  $75 million,  $1 million,  $0.25 million and  $0.25 million with respect to each catastrophe related property damage claim, non-catastrophe related property damage claim, general liability claim, and non-union employee medical case, respectively. Insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of estimates for claims incurred but not yet reported. In estimating these accruals, we consider historical loss experience and make judgments about the expected levels of costs per claim. Management believes the estimates of future liability are reasonable based upon our methodology; however, changes in health care costs, accident frequency and severity and other factors could materially affect the estimate for these liabilities. Self-insurance reserves are included in other liabilities on our consolidated balance sheets.
Derivative Instruments
The Company applies hedge accounting to certain derivative instruments, which is conditional upon satisfying specific documentation and performance criteria. In particular, the underlying hedged item must expose the Company to risks associated with market fluctuations and the instrument used as the hedging derivative must generate offsetting effects in prescribed magnitudes. If these criteria are not met, a change in the market value of the financial instrument and all associated settlements would be recognized as gains or losses in the period of change.
Under cash flow hedge accounting, effective derivative results are initially recorded in other comprehensive income (“OCI”) and later reclassified to earnings, coinciding with the income recognition relating to the variable interest payments being hedged (i.e., when the interest expense on the variable-rate liability is recorded in earnings). Any hedge ineffectiveness (which represents the amount by which hedge results exceed the variability in the cash flows of the forecasted transaction due to the risk being hedged) is recorded in current period earnings.
During the years ended December 31, 2010 and 2009, the Company had certain derivative instruments that were not designated to qualify for hedge accounting. The periodic change in the mark-to-market of these derivative instruments is recorded in current period earnings.
Derivatives are included in the consolidated balance sheets as assets or liabilities at fair value. Certain interest rate swap contract liabilities are included in other liabilities on the consolidated balance sheets at December 31, 2010 and 2009.
Accumulated Other Comprehensive Income (Loss)
Comprehensive income includes net income and all other non-stockholder changes in equity, or other comprehensive income. Components of the Company's comprehensive income are reported in the accompanying consolidated statements of stockholders' equity. The cumulative balance of other comprehensive income consists solely of fair value adjustments related to hedged derivative instruments.
Noncontrolling Interest
Noncontrolling interest is the portion of the ownership in Borgata not directly attributable to Boyd, and is reported as a separate component of our stockholders' equity in our consolidated financial statements. Our consolidated net income is reported at amounts that include the amounts attributable to both us and the noncontrolling interest. At December 31, 2010, there is a noncontrolling interest of  $230.8 million associated with the portion of ownership in Borgata that is not attributable to the stockholders of Boyd Gaming Corporation. As discussed above, we effectively obtained control of Borgata on March 24, 2010 and began consolidating their financial statements at that date; accordingly, no such noncontrolling interest existed during the years ended December 31, 2009 or 2008.
Revenue Recognition
Gaming revenue represents the net win from gaming activities, which is the aggregate difference between gaming wins and losses. The majority of our gaming revenue is counted in the form of cash and chips and therefore is not subject to any significant or complex estimation procedures. Cash discounts, commissions and other cash incentives to customers related to gaming play are recorded as a reduction of gross gaming revenues.
Room revenue recognition criteria are met at the time of occupancy.
Food and beverage revenue recognition criteria are met at the time of service.
Promotional Allowances
The retail value of accommodations, food and beverage, and other services furnished to guests without charge is included in gross revenues and then deducted as promotional allowances. Promotional allowances also include incentives such as cash, goods and services (such as complimentary rooms and food and beverages) earned in our slot bonus point program. We reward customers, through the use of bonus programs, with points based on amounts wagered or won that can be redeemed for a specified period of time, principally for cash, and to a lesser extent for goods or services, depending upon the property. We record the estimated retail value of these goods and services as revenue and then deduct them as promotional allowances
The amounts included in promotional allowances for the years ended December 31, 2010, 2009 and 2008 are as follows:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Rooms	$109,268	$50,885	$46,723
Food and beverage	159,229	112,368	121,340
Other	85,328	19,927	38,525
Total promotional allowances	$353,825	$183,180	$206,588
The estimated costs of providing such promotional allowances for the years ended December 31, 2010, 2009 and 2008 are as follows:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Rooms	$53,928	$29,766	$25,271
Food and beverage	159,617	114,711	123,444
Other	16,884	6,031	8,418
Total	$230,429	$150,508	$157,133
Gaming Taxes
We are subject to taxes based on gross gaming revenues in the jurisdictions in which we operate. These gaming taxes are an assessment of our gaming revenues and are recorded as a gaming expense on the consolidated statements of operations. These taxes totaled approximately  $256.5 million,  $215.6 million and  $227.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Advertising Expense
Direct advertising costs are expensed the first time such advertising appears. Advertising costs from continuing operations are included in selling, general and administrative expenses on the consolidated statements of operations and totaled  $31.8 million,  $21.2 million and  $23.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Corporate Expense
Corporate expense represents unallocated payroll, professional fees, aircraft costs and various other expenses that are not directly related to our casino hotel operations. Corporate expense totaled  $48.9 million,  $47.6 million and  $52.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Preopening Expenses
Certain costs of start-up activities are expensed as incurred. During the years ended December 31, 2010, 2009 and 2008, we expensed  $7.5 million,  $17.8 million and  $20.3 million in preopening costs, respectively, including  $7.4 million,  $16.1 million and  $16.3 million, respectively, related to our Echelon development project. The remaining expense incurred in 2009 and 2008 relates to our new hotel at Blue Chip and efforts to develop gaming activities in other jurisdictions.
Share-Based Compensation
Share-based compensation expense is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense, net of estimated forfeitures, over the employee's requisite service period. Compensation costs related to stock option awards are calculated based on the fair value of each major option grant on the date of the grant using the Black-Scholes option pricing model, which requires the following assumptions: expected stock price volatility, risk-free interest rates, expected option lives and dividend yields. We formed our assumptions using historical experience and observable market conditions.
The following table discloses the weighted-average assumptions used in estimating the fair value of our significant stock option grants and awards during the years ended December 31, 2010, 2009 and 2008.

	Year Ended December 31,
	2010	2009	2008
Expected stock price volatility	72.9%	69.6%	49.5%
Annual dividend rate	—%	—%	—%
Risk-free interest rate	0.94%	2.1%	2.2%
Expected option life (in years)	4.3	4.3	4.3
Estimated fair value per share	$4.67	$4.18	$2.79
Earnings per Share
Basic earnings per share is computed by dividing net income applicable to Boyd Gaming Corporation stockholders, excluding net income attributable to noncontrolling interests, by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects the additional dilution for all potentially-dilutive securities, such as stock options.
The weighted average number of common and common share equivalent shares used in the calculations of basic and diluted earnings per share for the years ended December 31, 2010, 2009 and 2008, consisted of the following amounts:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Earnings per share:
Basic weighted average shares outstanding	86,601	86,429	87,854
Potential dilutive effect	230	88	—
Diluted weighed average shares outstanding	86,831	86,517	87,854
Anti-dilutive options totaling 8.1 million and 8.6 million have been excluded from the computation of diluted earnings per share for the years ended December 31, 2010 and December 31, 2009. Due to the net loss for the year ended December 31, 2008, the effect all potential common shares was anti-dilutive, and therefore were not included in the computation of diluted earnings per share.
Concentration of Credit Risk
Financial instruments that subject us to credit risk consist of cash equivalents, accounts receivable, CRDA deposits and interest rate swap contracts.
Our policy is to limit the amount of credit exposure to any one financial institution, and place investments with financial institutions evaluated as being creditworthy, or in short-term money market and tax-free bond funds which are exposed to minimal interest rate and credit risk. We have bank deposits which may at times exceed federally-insured limits.
Concentration of credit risk, with respect to gaming receivables, is limited through our credit evaluation process. We issue markers to approved gaming customers only following credit checks and investigations of creditworthiness. Credit valuations of counterparties to our swap contracts are performed to reflect the impact of the credit ratings of both such counterparties, based primarily upon the market value of the credit default rates of the respective parties.
Certain Risks and Uncertainties
Our operations are dependent on our continued licensing by state gaming commissions. The loss of a license, in any jurisdiction in which we operate, could have a material adverse effect on future results of operations.
We are dependent on each gaming property's local market for a significant number of our patrons and revenues. If economic conditions in these areas deteriorate or additional gaming licenses are awarded in these markets, our results of operations could be adversely affected.
We are dependent on the economy of the United States, in general, and any deterioration in the national economic, energy, credit and capital markets could have a material adverse effect on future results of operations.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates incorporated into our condensed consolidated financial statements include the estimated allowance for doubtful accounts receivable, the estimated useful lives for depreciable and amortizable assets, recoverability of assets held for development, measurement of the fair value of our controlling interest and the noncontrolling interest in Borgata, fair values of acquired assets and liabilities, estimated cash flows in assessing the recoverability of long-lived assets and assumptions relative to the valuation and impairment of goodwill and intangible assets, estimated valuation allowances for deferred tax assets, slot bonus point programs, certain tax liabilities and uncertain tax positions, self-insured liability reserves, share-based payment valuation assumptions, fair values of assets and liabilities measured at fair value, fair values of assets and liabilities disclosed at fair value, fair values of derivative instruments, contingencies and litigation, claims and assessments. Actual results could differ from these estimates.
Reclassifications
Certain prior period amounts presented in our consolidated financial statements have been reclassified to conform to the current presentation. These reclassifications had no effect on our retained earnings or net income as previously reported. The reclassifications specifically impacted the consolidated balance sheet at December 31, 2009 and related to: (i) the reclassification of  $1.1 billion of certain of our assets in order to exclude them from property and equipment, net and to present them separately in assets held for development (see Note 3, Assets Held for Development); (ii) the reclassification of  $35.0 million of certain of our assets in order to exclude them from other assets, net and to present them in debt financing costs, net; and ( iii) the reclassification of  $38.6 million of certain of our assets in order to exclude them from other assets, net and to present them in intangible assets, net. The reclassifications also specifically impacted the consolidated statements of cash flows at December 31, 2009 and December 31, 2008 and related to the reclassification of the change in certain assets of  $0.9 million and  $0.01 million, respectively, in order to exclude them from other assets within cash flows from operating activities and to include them in debt financing costs, net within cash flows from financing activities.
Recently Issued Accounting Pronouncements
FASB Accounting Standards Codification
On July 1, 2009, the Financial Accounting Standards Board Accounting Standards CodificationTM (the “ASC”) became effective, as the source of authoritative accounting principles recognized by the Financial Accounting Standards Board ("FASB") to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. The implementation of the Codification did not initially have an impact on our consolidated financial statements, as it did not modify any existing authoritative GAAP.

Subsequent to the adoption of the Codification, any change to the source of authoritative GAAP will be communicated through an Accounting Standards Update (“ASU”). ASUs will be published by the FASB for all authoritative GAAP promulgated by the FASB, regardless of the form in which such guidance may have been issued prior to release of the Codification. Prior to inclusion in an ASU, the standard-setting organizations and regulatory agencies continue to issue proposed changes to the accounting standards in previous form (e.g., FASB Statements of Financial Accounting Standards, Emerging Issues Task Force Abstracts, FASB Staff Positions, SEC Staff Accounting Bulletins, etc.).
A variety of additional proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and certain regulatory agencies. Because of the tentative and preliminary nature of such proposed standards, we have not yet determined the effect, if any, that the implementation of such proposed standards would have on our consolidated financial statements.

Convergence Project
The FASB and the International Accounting Standards Board (“IASB”) have each committed to develop high quality, compatible accounting standards that could be used for both domestic and cross-border financial reporting through a convergence of the presently separate standards. The FASB believes that the ultimate goal of convergence is a single set of high-quality, international accounting standards that companies worldwide would use for both domestic and cross-border financial reporting, which would require the convergence of GAAP and International Financial Reporting Standards ("IFRS").

The FASB's mission is to improve U.S. financial accounting standards for the benefit of present and potential investors, lenders, donors, and other creditors. The FASB believes that pursuing convergence of accounting standards is consistent with that mission. That is because investors, companies, auditors, and other participants in the U.S. financial reporting system should benefit from the increased comparability that would result from internationally converged accounting standards.

The FASB and IASB are working towards a work plan to address the significant differences in existence today; however, converged standards may be issued in 2011. While the ultimate timing of adoption of IFRS in the United States has not been committed, we will continue to evaluate the potential impact of the convergence standard on our consolidated financial statements.

Property and Equipment Net	12 Months Ended
Dec. 31, 2010
Property and Equipment, Net [Abstract]
Property, Plant and Equipment Disclosure
PROPERTY AND EQUIPMENT, NET
Property and equipment, net consists of the following.

	December 31,
	2010	2009
	(In thousands)
Land	$576,947	$473,067
Buildings and improvements	3,309,506	1,980,086
Riverboats and barges	1,131,837	863,854
Furniture and equipment	167,420	167,427
Other	25,423	10,025
Total property and equipment	5,211,133	3,494,459
Less accumulated depreciation	1,827,762	1,260,896
Property and equipment, net	$3,383,371	$2,233,563
Depreciation expense for the year ended December 31, 2010, 2009 and 2008 was  $199.0 million,  $164.0 million and  $168.7 million, respectively. The amounts recorded during the year ended December 31, 2010 include the effect of certain measurement period adjustments.
Other assets presented in the table above primarily relates to property and equipment-related costs capitalized in conjunction with major improvements and that have not yet been placed into service, and such costs are not currently being depreciated.
We test certain of these property and equipment assets for recoverability if a recent operating or cash flow loss, combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses, is associated with the use of a long-lived asset.
Impairment is the condition that exists when the carrying amount of a long-lived asset exceeds its fair value. An impairment loss shall be recognized only if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. That assessment shall be based on the carrying amount of the asset at the date it is tested for recoverability. An impairment loss shall be measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Assets Held for Development	12 Months Ended
Dec. 31, 2010
Assets Held for Development [Abstract]
Assets Held For Development
ASSETS HELD FOR DEVELOPMENT
Assets held for development, which is comprised of assets associated with our Echelon development project, consists of the following:

	December 31,
	2010	2009
	(In thousands)
Echelon Project Infrastructure
Land	$213,649	$213,649
Construction and developments costs	500,132	501,527
Project management and other costs	115,712	117,033
Professional and design fees	93,545	93,405
Central Energy Facility
Construction and development costs	196,365	—
Total assets held for development	$1,119,403	$925,614
Echelon Project Infrastructure
At December 31, 2010, the capitalized costs related to the Echelon project included land and construction in progress. The construction and development costs consist primarily of site preparation work, underground utility installation and infrastructure and common area development. Professional and design fees include architectural design, development and permitting fees, inspections, consulting and legal fees. We expect to additionally incur approximately  $2 million of capitalized costs annually, principally related to the offsite fabrication of a skylight and curtain wall as well as offsite improvements.
In addition, we expect annual recurring project costs, consisting primarily of monthly charges related to construction of the central energy center, site security, property taxes, rent and insurance, of approximately  $17 million that will be charged to preopening or other expense as incurred during the project's suspension period. As referenced in Note 12, Commitments and Contingencies, these capitalized costs and recurring project costs are in addition to other contingencies with respect to our various commitments, including commitments and contingencies with respect to the ESA entered into between Echelon and LVE.
We evaluate our investment in assets held for development in accordance with the authoritative accounting guidance on impairment or disposal of long lived assets. For a long-lived asset to be held and used, such as these assets under development, we review the asset for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. We then compare the estimated undiscounted future cash flows of the asset to the carrying value of the asset. The asset is not impaired if the undiscounted future cash flows exceed its carrying value. If the carrying value exceeds the undiscounted future cash flows, then an impairment charge is recorded, typically measured using a discounted cash flow model, which is based on the estimated future results of the relevant reporting unit discounted using our weighted-average cost of capital and market indicators of terminal year free cash flow multiples. For these assets under development, future cash flows include remaining construction costs.
The suspension of development on the Echelon project implied that the carrying amounts of the assets related to the development may not be recoverable; therefore, at the time, we performed an impairment test of these assets, which occurred during the three months ended September 30, 2009. This impairment test was comprised of a future undiscounted cash flow analysis, and contemplated several viable alternative plans for the future development of Echelon.
One such scenario includes the outright sale of the project as is, which is primarily based upon land value. We considered the land value by analyzing recent sales transactions of sites with similar characteristics such as location, zoning, access, and visibility, to establish a general understanding of the potential comparable sales. The recoverability under this option represented any excess sales price, net of estimated selling costs, from the land over the carrying value of the assets, including land, held for development.
Another scenario is the full development of the project, as designed, at a later date. The cash inflows related to this option represent the revenue projections for the individual components associated with each planned construction element (casino, hotel, food and beverage, retail, convention and other), based upon the estimated respective dates of completion and particular graduated absorption rates. These projections are offset by outflows for incurred and estimated costs to complete the development. For costs already incurred, and to compensate for potential losses due to the delay, we adjusted for (i) physical deterioration; (ii) functional obsolescence; and (iii) economic obsolescence. Physical deterioration is impairment to the condition of the asset brought about by “wear and tear,” disintegration, and/or the action of the elements. Functional obsolescence is the impairment in the efficiency of the asset brought about by such factors as inadequacy or change in technology that affect the asset. Economic obsolescence is the impairment in the desirability of the asset arising from external economic forces, building code enhancements or changes in supply and demand relationships. For estimated costs to complete, we applied selected construction expense growth rates to our present cost analysis. In addition to these hard and soft construction costs, we estimated outflows for preservation costs that are intended and required to maintain the development site and the existing structures as well as development materials for future use. These net outflows were incrementally added to our estimated operating and ongoing maintenance costs, to establish the undiscounted net cash flow of the project.
Our final scenario is a scaled-down version of the full project, whereby only certain components would be developed. This cash flow projection considered the inflows and outflows discussed above, with relevant curtailment for revenue from, and costs related to, the amenities not completed.
Because no specific strategic plan can be determined with certainty at this time, the analysis considered the net cash flows related to each alternative, weighted against its projected likelihood. The outcome of this evaluation resulted in the determination that there was no impairment of the assets held for development, as the estimated weighted net undiscounted cash flows from the project exceed the current carrying value of the assets held for development. As we further explore the viability of alternatives for the project, we will continue to monitor these assets for recoverability.
Central Energy Facility
The capitalized construction costs of the central energy facility include labor, materials, construction overhead and capitalized interest, all of which has been directly incurred by LVE. Depreciation is generally recorded on a straight line basis over useful lives of property ranging from 5 to 50 years, but has not commenced on the components of the facility, as it has not been placed in service. The costs of repairs, maintenance, including planned major maintenance activities and minor replacements of property are charged to maintenance expense as incurred.
These assets are tested for recoverability whenever events or changes in circumstances indicate that such amounts may be recoverable. Impairment is the condition that exists when the carrying amount of a long-lived asset exceeds its fair value. An impairment loss shall be recognized only if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. That assessment shall be based on the carrying amount of the asset at the date it is tested for recoverability. An impairment loss shall be measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value. There was no identified impairment of these assets during the year ended December 31, 2010.

The assets of the central energy facility are pledged as collateral to the outstanding debt obligations of LVE, as further discussed in Note 8, Non-recourse Obligations of Variable Interest Entity below.

Investments in Unconsolidated Subsidiaries, Net	12 Months Ended
Dec. 31, 2010
Investments in Unconsolidated Subsidiaries, Net [Abstract]
Equity Method Investments Disclosure [Text Block]
INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES, NET
Investments in unconsolidated subsidiaries, net consist of the following:

	Percentage	December 31,
	Ownership	2010	2009
		(In thousands)
Borgata Hotel Casino & Spa	50%	$—	$394,220
Atlantic City Express Services, LLC	33%	5,185	—
Investments in unconsolidated subsidiaries, net		$5,185	$394,220
Borgata Hotel Casino & Spa
Overview
We and MGM each originally held a 50% interest in Marina District Development Holding Co., LLC (“Holding Company”). The Holding Company owns all the equity interests in Marina District Development Company, LLC, d.b.a. Borgata Hotel Casino and Spa.
By letter of July 27, 2009 (the “Letter”), the New Jersey Department of Gaming Enforcement (the “NJDGE”) made a formal request to the NJCCC that the NJCCC reopen the gaming license held by Borgata, which had been renewed in June 2005 for a five-year term. The Letter indicated that the NJDGE's reopening request was for the exclusive purpose of examining the qualifications of MGM, in light of the issues raised by the “Special Report” of the NJDGE to the NJCCC on its investigation of MGM's joint venture in Macau, Special Administrative Region, People's Republic of China. The Letter noted that the NJDGE had found that neither we nor the Holding Company had any involvement with MGM's development activities in Macau and also expressed the NJDGE's confidence that the NJCCC could thoroughly examine the issues raised in the Special Report as to MGM's qualifications without negatively affecting the casino license, the operation of Borgata or us.
The NJCCC informed us that, pursuant to Section 88(a) of the New Jersey Casino Control Act (the “Casino Control Act”), the MDDC gaming license was reopened on July 27, 2009, the date of the Letter. This was a procedural step required by the Casino Control Act that does not represent a finding as to the issues raised by the NJDGE.
In February 2010, we entered into an agreement with MGM to amend the operating agreement to, among other things, facilitate the transfer of MGM's Interest to a divestiture trust (“Divestiture Trust”) established for the purpose of selling the MGM Interest to a third party. The proposed sale of the MGM Interest through the Divestiture Trust was a part of a then-proposed settlement agreement between MGM and the NJDGE. Pursuant to the terms of the amended operating agreement, in connection with the refinancing of the Borgata bank credit facility on August 6, 2010, the Holding Company made a  $135.4 million one-time distribution to us, of which  $30.8 million was a priority distribution equal to the excess prior capital contributions made by us. As discussed below, we recorded a  $2.5 million gain in connection with the receipt of this distribution, which is reported in gain on controlling interest in Borgata on the consolidated statements of operations during the year ended December 31, 2010. Concurrently with this distribution, the Divestiture Trust paid  $10 million to us, which is recorded in other income on the consolidated statements of operations during the year ended December 31, 2010. Upon the sale of the MGM Interest, we will receive an additional payment from the Divestiture Trust in an amount (if any) equal to the excess of 3% of the proceeds from the sale over  $10 million.
On March 17, 2010, MGM announced that its settlement agreement with the NJDGE had been approved by the NJCCC. Under the terms of the settlement agreement, MGM agreed to transfer the MGM Interest into the Divestiture Trust and further agreed to sell such interest within a 30-month period. During the first 18 months of such period, MGM has the power to direct the trustee to sell the MGM Interest, subject to the approval of the NJCCC. If the sale has not occurred by such time, the trustee will be solely responsible for the sale of the MGM Interest. The MGM Interest was transferred to the Divestiture Trust on March 24, 2010.
Effective Change in Control
In connection with the amendments to the operating agreements MGM relinquished all of its specific participating rights under the operating agreement, and we retained all authority to manage the day-to-day operations of Borgata. MGM's relinquishment of its participating rights effectively provided us with direct control of Borgata. This resulting change in control required acquisition method accounting in accordance with the authoritative accounting guidance for business combinations.
Acquisition Method Accounting
The application of the acquisition method accounting guidance had the following effects on our consolidated financial statements: (i) our previously held equity interest was measured at a provisional fair value at the date control was obtained; (ii) we recognized and measured the identifiable assets and liabilities in accordance with promulgated valuation recognition and measurement provisions; and (iii) we recorded the noncontrolling interest held in trust for the economic benefit of MGM as a separate component of our stockholders' equity. The provisional fair value measurements and estimates of these items were estimated as of the date we effectively obtained control, and through March 31, 2010.

The provisional fair value measurements and estimates of these items have been subsequently refined. We had provisionally recorded these fair values using an earnings valuation multiple model, because, at the time of the preliminary estimate, the Company had not completed its procedures with respect to the independent valuation of the business enterprise and Borgata's tangible and intangible assets. The Company's subsequent valuation procedures have necessitated a revision of the valuation of the provisional assets and liabilities. Thus, upon finalization of our valuation, certain measurement adjustments were identified and retrospectively recorded in the consolidated balance sheet as of December 31, 2010, and certain disclosures were updated to reflect the measurement period adjustments, as reflected herein.
Measurement Period Adjustments
The revisions to the provisional values of assets consist of reallocations of certain tangible assets and the recordation of other intangible assets; the accrual of certain liabilities include the recording of the deferred tax effect of the appreciated asset values; and the resulting effect on the fair value of the controlling and noncontrolling interests.

We have made adjustments to the provisional fair value amounts recognized at the date of effective change in control to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date. These adjustments, referred to herein as “measurement period adjustments” materially impacted the value of certain tangible and intangible assets. We applied the measurement period adjustments retrospectively to these consolidated financial statements. Accordingly, the audited consolidated financial statements, as initially filed in the Provisional Form 10-K, have been revised to reflect the measurement period adjustments as retrospectively recorded on the date of the effective change in control, as if these measurement period adjustments had been recorded initially therein. When subsequently presented, the financial statements for the quarters ended March 31, June 30 and September 30, 2010 will be retrospectively adjusted to include the impact of these measurement period adjustments.

The revisions to the provisional values of assets consists of reallocations of certain tangible assets and the recordation of other intangible assets; the accrual of certain liabilities, including the recording of the deferred tax effect of the appreciated asset values; and the resulting effect on the fair value of the controlling and noncontrolling interests.

The results as reported herein will differ from the stand alone results as separately reported by Borgata, as these measurement period adjustments have not been pushed down to Borgata.

More specifically, the provisional assets and liabilities, as initially recorded as of March 24, 2010, were impacted by the valuation as follows:

	Fair Value	Provisional Value	Adjustment
	(In thousands)
ASSETS
Cash	$26,025	$26,025	$—
Current assets	43,708	43,945	(237))
Property and equipment, net	1,293,792	1,352,320	(58,528))
Other assets, net	36,641	40,099	(3,458))
Customer lists	14,000	—	14,000
Trademark	65,000	—	65,000
Value of assets	$1,479,166	$1,462,389	$16,777

LIABILITES
Current maturities of long-term debt	$632,289	$632,289	$—
Other current liabilities	83,162	84,470	(1,308))
Other long-term liabilities	40,204	40,642	(438))
Value of liabilities	$755,655	$757,401	$(1,746))

CONTROLLING INTEREST	$397,931	$367,897	$30,034

NONCONTROLLING INTEREST	$325,580	$337,091	$(11,511))

Retrospective Adjustment to Condensed Consolidated Balance Sheet
We have retrospectively adjusted the provisional values to reflect the fair valuation, and therefore, our consolidated balance sheet as of December 31, 2010 presented herein reflects the following measurement adjustments.

	As Provisionally Reported	Acquisition Method Accounting and Measurement Adjustments	As Retrospectively Adjusted
		(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$145,623	$—	$145,623
Restricted cash	19,494		19,494
Accounts receivable, net	47,942		47,942
Inventories	16,029		16,029
Prepaid expenses and other current assets	37,390	(237)	37,153
Assets held for sale	—		—
Income taxes receivable	5,249		5,249
Deferred income taxes	8,149		8,149

Total current assets	279,876	(237)	279,639

Property and equipment, net	3,471,933	(88,562)	3,383,371
Assets held for development	1,119,403		1,119,403
Assets held for sale	—		—
Investments in unconsolidated subsidiaries, net	5,185		5,185
Debt financing costs, net	38,451	(3,458)	34,993
Restricted investments	48,168		48,168
Other assets, net	65,240		65,240
Intangible assets, net	460,714	79,000	539,714
Goodwill, net	213,576		213,576
Total assets	$5,702,546	$(13,257)	$5,689,289

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$25,690	$—	25,690
Non-recourse obligations of variable interest entity	243,059		243,059
Accounts payable	49,546		49,546
Construction payables	7,637		7,637
Income taxes payable	6,504		6,504
Accrued liabilities	279,779	(1,308)	278,471
Total current liabilities	612,215	(1,308)	610,907
Long-term debt, net of current maturities	3,193,065		3,193,065
Deferred income taxes	360,342	1,832	362,174
Other long-term tax liabilities	44,813		44,813
Other liabilities	85,859	(2,270)	83,589

Stockholders’ equity
Preferred stock, $0.01 par value, 5,000,000 shares authorized	—	—	—
Common stock, $0.01 par value, 200,000,000 shares authorized; 86,244,978 and 86,130,454 shares outstanding	862		862
Additional paid-in capital	635,028		635,028
Retained earnings	560,909		560,909
Accumulated other comprehensive loss, net	(7,594)		(7,594)
Total Boyd Gaming Corporation stockholders’ equity	1,189,205	—	1,189,205
Noncontrolling interest	217,047	(11,511)	205,536
Total stockholders’ equity	1,406,252	(11,511)	1,394,741
Total liabilities and stockholders’ equity	$5,702,546	$(13,257)	$5,689,289

Condensed Consolidated Statements of Operations
We have not applied the measurement period adjustments retrospectively to the consolidated statements of operations for the year ended December 31 2010, as previously reported in the Provisional Form 10-K, because the impact on such, as retrospectively adjusted to the statements as reported was not material. Had the measurement period adjustments been retrospectively adjusted, the results of operations would have reflected the following impact as if the adjustments had been recorded on the date of effective control, in the following amounts, for the following periods throughout the year ended December 31, 2010:

	First Quarter 2010	Second Quarter 2010	Third Quarter 2010	Fourth Quarter 2010	Cumulative Impact for the year ended December 31, 2010
	(In thousands)
Maintenance and utilities	$—	$47	$47	$47	$141
Depreciation and amortization	55	703	926	537	2,221
Write downs and other items, net	—	(23))	(10))	(28))	(61)
Total operating costs and expenses	55	727	963	556	2,301
Interest expense	—	(1,019))	(2,439))	—	(3,458))
Total other expense, net	—	(1,019))	(2,439))	—	(3,458))
Income (loss) before income taxes	$55	$(292))	$(1,476))	$556	$(1,157)

Bargain Purchase Gain
The fair valuation resulted in the recording of a bargain purchase gain, due to the excess fair value of Borgata over the historical basis of our equity interest in Borgata. The gain was computed as follows:

Bargain Purchase Gain
(In thousands)
Fair value of controlling equity interest	$397,931
Carrying value of equity investment in Borgata	397,622
Bargain purchase gain	$309

The fair value of our controlling interest included a  $72.4 million control premium, which is reflected in the fair value of the enterprise, and included in the calculation of the bargain purchase gain. A control premium of 10% was applied to the enterprise value members' equity, excluding interest bearing debt, to calculate an indicated value of equity on a controlling basis. We believe the control premium reflects the value of our influence, mitigated by only a 50% interest and return.

Results of Borgata
(for the period from January 1, 2010 through March 23, 2010)
reflected on the equity method
The results of Borgata, as included in the accompanying consolidated statements of operations before the date we effectively obtained control, January 1, 2010 through March 23, 2010, are comprised of the following:

Year Ended December 31,
2010
(In thousands)
Operating income from Borgata, as reported on our consolidated financial statements	$8,146

Other non-operating expenses from Borgata, as reported on our consolidated financial statements	$3,133

Results of Borgata
(for the period from March 24, 2010 through December 31, 2010)
reflected on a fully consolidated basis
The results of Borgata, as included in the accompanying consolidated statements of operations from the date we effectively obtained control, March 24, 2010 through December 31, 2010, are comprised of the following:

Statement of Operations (In thousands)

Revenues
Gaming	$506,073
Food and beverage	116,534
Room	91,045
Other	33,752
Gross revenues	747,404
Less promotional allowances	167,264
Net revenues	580,140

Costs and expenses
Gaming	203,962
Food and beverage	55,989
Room	11,806
Other	27,209
Selling, general and administrative	94,983
Maintenance and utilities	49,913
Depreciation and amortization	52,886
Other items and write-downs, net	(8)
Total costs and expenses	496,740

Operating income	83,400

Other expense
Interest expense	45,139
Total other expense, net	45,139

Income before provision for state income taxes	38,261
Provision for state income taxes	(4,067)
Net income	$34,194

Results of Borgata
(for the years ended December 31, 2009 and 2008)
reflected on the equity method
Our share of Borgata's results for the years ended December 31, 2009 and 2008 were recorded on the equity method of accounting, and included in our accompanying consolidated statements of operations as follows:

	Year Ended December 31,
	2009	2008
	(In thousands)
Our share of Borgata's operating income	$73,424	$57,654
Net amortization expense related to our investment in Borgata	(1,298)	(1,298)
Operating income from Borgata, as reported on our consolidated financial statements	$72,126	$56,356

Other non-operating expenses from Borgata, as reported on our consolidated financial statements	$19,303	$16,009
Our historical net investment in Borgata differs from our share of the underlying equity in Borgata. In 2004, pursuant to an agreement with MGM related to the funding of Borgata's original project costs, we made an excess capital contribution to Borgata of  $30.8 million. We were ratably amortizing  $15.4 million (50% of the excess contribution, which corresponds to our ownership percentage of Borgata) over 40 years. As discussed in the Overview section above, of the  $135.4 million distribution we received from the Holding Company on August 6, 2010,  $30.8 million was a priority distribution equal to the excess capital contribution. As a result, during the year ended December 31, 2010, we recorded a  $2.5 million gain in connection with the receipt of this distribution, which gain was equal to the basis difference on our equity contribution during the period in which such was outstanding. Such gain is reported in gain on equity distribution on the consolidated statement of operations for the year ended December 31, 2010.
During Borgata's initial development, construction and preopening phases, we capitalized the interest, in the total amount of  $37.4 million, on our investment and were ratably amortizing our capitalized interest over 40 years.
We recorded  $1.1 million of amortization related to the excess contribution and capitalized interest during the year ended December 31, 2010 and recorded  $1.3 million of such amortization during each of the years ended December 31, 2009 and 2008.
Supplemental Pro Forma Information
The following supplemental pro forma information presents the financial results as if the effective control of Borgata had occurred as of the beginning of the earliest period presented, or on January 1, 2008. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what the actual results for the full year ended December 31, 2010, or for either of the years ended December 31, 2009 and 2008, would have been had the consolidation of Borgata been completed as of the earlier date, nor are they indicative of any future results.

Pro Forma Consolidated Statement of Operations
(for the year ended December 31, 2010)

	Year Ended December 31, 2010
	Boyd Gaming Corp	Borgata		Boyd Gaming Corp
	As Reported	Stub Period	Adjustments	Pro Forma
	(Unaudited and in thousands)
Revenues
Gaming	$1,812,487	$137,831	$—	$1,950,318
Food and beverage	347,588	31,218	—	378,806
Room	211,046	24,154	—	235,200
Other	123,603	9,179	—	132,782
Gross revenues	2,494,724	202,382	—	2,697,106
Less promotional allowances	353,825	44,093	—	397,918
Net revenues	2,140,899	158,289	—	2,299,188
Costs and expenses
Gaming	859,818	59,861	—	919,679
Food and beverage	180,840	13,500	—	194,340
Room	49,323	2,185	—	51,508
Other	99,458	7,127	—	106,585
Selling, general and administrative	369,217	28,981	—	398,198
Maintenance and utilities	146,143	13,522	—	159,665
Depreciation and amortization	199,275	16,754	—	216,029
Corporate expense	48,861	—	—	48,861
Preopening expenses	7,459	—	—	7,459
Write-downs and other items, net	4,713	68	—	4,781
Total costs and expenses	1,965,107	141,998	—	2,107,105

Operating income from Borgata	8,146	—	(8,146)	—
Operating income	183,938	16,291	(8,146)	192,083
Other expense (income)
Interest income	(5)	—	—	(5)
Interest expense, net of amounts capitalized	168,699	5,060	—	173,759
Fair value adjustment of derivative instruments	480	—	—	480
Gain on early retirements of debt	(2,758)	—	—	(2,758)
Gain on controlling interest in Borgata	(2,535)	—	—	(2,535)
Other income	(10,000)	—	—	(10,000)
Other non-operating expenses	—	—	—	—
Other non-operating expenses from Borgata, net	3,133	—	(3,133)	—
Total other expense, net	157,014	5,060	(3,133)	158,941

Income before income taxes	26,924	11,231	(5,013)	33,142
Income taxes	(8,236)	(1,206)	—	(9,442)
Net income	18,688	10,025	(5,013)	23,700
Noncontrolling interest	(8,378)	—	(5,012)	(13,390)
Net income attributable to Boyd Gaming Corporation	$10,310	$10,025	$(10,025)	$10,310
Pro Forma Consolidated Statement of Operations
(for the year ended December 31, 2009)

	Year Ended December 31, 2009
	Boyd Gaming Corp			Boyd Gaming Corp
	As Reported	Borgata	Adjustments	Pro Forma
	(Unaudited and in thousands)
Revenues
Gaming	$1,372,091	$691,428	$—	$2,063,519
Food and beverage	229,374	143,410	—	372,784
Room	122,305	113,143	—	235,448
Other	100,396	42,620	—	143,016
Gross revenues	1,824,166	990,601	—	2,814,767
Less promotional allowances	183,180	213,193	—	396,373
Net revenues	1,640,986	777,408	—	2,418,394

Costs and expenses
Gaming	664,739	280,620	—	945,359
Food and beverage	125,830	64,217	—	190,047
Room	39,655	11,940	—	51,595
Other	77,840	34,908	—	112,748
Selling, general and administrative	284,937	128,164	—	413,101
Maintenance and utilities	92,296	59,900	—	152,196
Depreciation and amortization	164,427	78,719	1,298	244,444
Corporate expense	47,617	—	—	47,617
Preopening expenses	17,798	699	—	18,497
Write-downs and other items, net	41,780	(28,606)	—	13,174
Total costs and expenses	1,556,919	630,561	1,298	2,188,778

Operating income from Borgata	72,126	—	(72,126)	—
Operating income	156,193	146,847	(73,424)	229,616

Other expense (income)
Interest income	(6)	—	—	(6)
Interest expense, net of amounts capitalized	146,830	27,668	—	174,498
Gain on early retirements of debt	(15,284)	—	—	(15,284)
Other non-operating expenses	33	—	—	33
Other non-operating expenses from Borgata, net	19,303	—	(19,303)	—
Total other expense, net	150,876	27,668	(19,303)	159,241

Income before income taxes	5,317	119,179	(54,121)	70,375
Income taxes	(1,076)	(10,938)	—	(12,014)
Net income	4,241	108,241	(54,121)	58,361
Noncontrolling interest	—	—	(54,121)	(54,121)
Net income attributable to Boyd Gaming Corporation	$4,241	$108,241	$(108,241)	$4,241

Pro Forma Consolidated Statement of Operations
(for the year ended December 31, 2008)

	Year Ended December 31, 2008
	Boyd Gaming Corp			Boyd Gaming Corp
	As Reported	Borgata	Adjustments	Pro Forma
	(Unaudited and in thousands)
Revenues
Gaming	$1,477,476	$734,306	$—	$2,211,782
Food and beverage	251,854	147,334	—	399,188
Room	140,651	110,616	—	251,267
Other	117,574	52,207	—	169,781
Gross revenues	1,987,555	1,044,463	—	3,032,018
Less promotional allowances	206,588	213,974	—	420,562
Net revenues	1,780,967	830,489	—	2,611,456

Costs and expenses
Gaming	690,847	311,387	—	1,002,234
Food and beverage	144,092	66,494	—	210,586
Room	43,851	13,863	—	57,714
Other	89,222	39,784	—	129,006
Selling, general and administrative	299,662	130,503	—	430,165
Maintenance and utilities	95,963	71,322	—	167,285
Depreciation and amortization	168,997	76,096	1,298	246,391
Corporate expense	52,332	5,570	—	57,902
Preopening expenses	20,265	—	—	20,265
Write-downs and other items, net	385,521	162	—	385,683
Total costs and expenses	1,990,752	715,181	1,298	2,707,231

Operating income from Borgata	56,356	—	(56,356)	—
Operating income (loss)	(153,429)	115,308	(57,654)	(95,775)

Other expense (income)
Interest income	(1,070)	—	—	(1,070)
Interest expense, net of amounts capitalized	110,146	29,049	—	139,195
Gain on early retirements of debt	(28,553)	—	—	(28,553)
Other non-operating expenses	(425)	—	—	(425)
Other non-operating expenses from Borgata, net	16,009	—	(16,009)	—
Total other expense, net	96,107	29,049	(16,009)	109,147

Income (loss) before income taxes	(249,536)	86,259	(41,645)	(204,922)
Income taxes	26,531	(2,970)	—	23,561
Net income (loss)	(223,005)	83,289	(41,645)	(181,361)
Noncontrolling interest	—	—	(41,645)	(41,645)
Net income (loss) attributable to Boyd Gaming Corporation	$(223,005)	$83,289	$(83,289)	$(223,005)
The pro forma adjustments reflect the differences resulting from the conversion of the equity method of accounting to a fully consolidated presentation. There were no significant intercompany transactions affecting the statements of operations between the Boyd entities and Borgata which would require elimination during the years ended December 31, 2009 and 2008.
In addition to the pro forma adjustments reflecting the differences resulting from the conversion of the equity method of accounting to a fully consolidated presentation, there is a  $1.3 million adjustment during each of the years December 31, 2009 and 2008, representing the amortization of our unilateral capital investment in Borgata. Historically, we reduced this amount from our operating income from Borgata.
Borgata Distributions
Borgata's bank credit facility allows for certain limited distributions to be made to its joint venture partners. Excluding the  $135.4 million one-time distribution we received from Borgata in connection with their debt refinancing, as discussed above, our distributions from Borgata were  $20.8 million,  $60.1 million and  $19.6 million during the years ended December 31, 2010, 2009 and 2008, respectively. Borgata has significant uses for its cash flows, including maintenance capital expenditures, interest payments, state income taxes and the repayment of debt. Borgata's cash flows are primarily used for its business needs and are not generally available, except to the extent distributions are paid to us, to service our indebtedness.
Atlantic City Express Service, LLC
In 2006, Borgata entered into an agreement with two other Atlantic City casinos to form Atlantic City Express Service, LLC (“ACES”). With each member having a 33.3% interest, this New Jersey limited liability company was formed for the purpose of contracting with New Jersey Transit to operate express rail service between Manhattan and Atlantic City. Each member has guaranteed, jointly and severally, liability for all terms, covenants and conditions of the ACES agreement with New Jersey Transit consisting primarily of the necessary operating and capital expenses of ACES. The responsibilities of the managing member will rotate annually among the members. Borgata's investment in ACES was  $5.2 million at December 31, 2010.
Morgans/LV Investment LLC
We were a 50% partner in a joint venture with Morgans Hotel Group Co., which was terminated effective as of December 31, 2009. We accounted for our investment in Morgans/LV Investment LLC (“Morgans”) under the equity method. We evaluate our equity investments for impairment whenever events or changes in circumstances indicate that the carrying value of such investment may have experienced an “other-than-temporary” decline in value. If such conditions exist, we then compare the estimated fair value of the investment to our carrying value to identify any impairment and determine whether such impairment is other-than-temporary.
Due to the uncertainty regarding the final development plan of Echelon, during the year ended December 31, 2009, we reviewed our former investment in the Morgans joint venture for impairment. This impairment test was comprised of a fair value assessment, using cash flow analyses related to several viable alternative plans for the future development of Echelon, as discussed further in Note 12, Commitments and Contingencies - Commitments - Echelon. Because several differing strategic plans related to Echelon are being evaluated at this time, the test weighted several viable alternative plans with significant consideration given to the likelihood of constructing the plans designed pursuant to the joint venture. As a result of this analysis, we did not believe that certain contributions to the joint venture, primarily related to the architectural and design plans to which we have no future interest, title or right to use, will ultimately be realizable. Accordingly, we recorded an other-than-temporary non-cash impairment charge of  $13.5 million during the year ended December 31, 2009 related to such costs. The remaining  $4.4 million of our investment in Morgans represents previously reimbursed allocations of shared development costs related to the Echelon master plan. These costs approximated their fair value at December 31, 2009. These costs reverted to our basis in Echelon, reported as construction in progress, as the plans to construct the hotels were terminated contemporaneous with the termination of the joint venture. As we further develop and explore the viability of alternatives to Echelon, we will continue to monitor these assets for recoverability, individually, and in conjunction with the overall Echelon development.
For further explanation regarding the suspension and future development of Echelon, see Note 12, Commitments and Contingencies - Commitments - Echelon. For additional information regarding the write-down of our investment, see Note 17, Write-Downs and Other Items, Net.
Other Unconsolidated Entities
In addition, we have a one-third investment in Tunica Golf Course, L.L.C. (d.b.a. River Bend Links) located in Tunica, Mississippi. We account for our share of the golf course's net loss under the equity method of accounting. Because we do not have any obligation to fund losses in excess of our investment, our basis was reduced to zero during the year ended December 31, 2009, as our net carrying value was absorbed by our cumulative share of net losses.

Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets [Abstract]
Intangible Assets Disclosure
INTANGIBLE ASSETS
Intangible assets consist of the following (in thousands):

	Weighted Average Life	Gross Carrying Value	Cumulative Amortization	Cumulative Impairment Losses	Intangible Assets, Net
Amortizing Intangibles:
Customer relationships	3.9 years	$14,400	$(400)	$—	$14,000
Favorable lease rates	43.8 years	45,370	(6,782)	—	38,588
		59,770	(7,182)	—	52,588

Indefinite-Lived Intangibles:
Trademarks	Indefinite	115,700	—	—	115,700
Gaming license rights	Indefinite	567,886	(33,960)	(162,500)	371,426
		683,586	(33,960)	(162,500)	487,126
December 31, 2010		$743,356	$(41,142)	$(162,500)	$539,714

Amortizing Intangibles:
Customer relationships	5 years	$400	$(400)	$—	$—
Favorable lease rates	43.8 years	45,370	(5,738)	—	39,632
		45,770	(6,138)	—	39,632
Indefinite-Lived Intangibles:
Trademarks	Indefinite	50,700	—	—	50,700
Gaming license rights	Indefinite	567,886	(33,960)	(162,500)	371,426
		618,586	(33,960)	(162,500)	422,126
December 31, 2009		$664,356	$(40,098)	$(162,500)	$461,758
Customer relationships represent the value of repeat business associated with our customer loyalty programs and are fully amortized as of December 31, 2010.
Favorable lease rates represent the rental rates for assumed land leases that are favorable to comparable market rates. The fair value is determined on a technique whereby the difference between the lease rate and the current market rate for the remaining contractual term is discounted to present value. The assumptions underlying this computation include the actual lease rates, the expected remaining lease term, including renewal options, based on the existing lease; current rates of rent for leases on comparable properties with similar terms obtained from market data and analysis; and an assumed discount rate. The estimates underlying the result covered a term of 41 to 52 years.
Trademarks are based on the value of our brand, which reflects the level of service and quality we provide and from which we generate repeat business. Trademarks are valued using the relief from royalty method, which presumes that without ownership of such trademark, we would have to make a stream of payments to a brand or franchise owner in return for the right to use their name. By virtue of this asset, we avoid any such payments and record the related intangible value of our ownership of the Borgata name. We used the following significant projections and assumptions to determine value under the relief from royalty method: revenue from gaming and hotel activities; royalty rate; general and administrative expenses; tax expense; terminal growth rate; discount rate; and the present value of tax benefit. The projections underlying this discounted cash flow model were forecasted for fifteen years.
Gaming license rights represent the value of the license to conduct gaming in certain jurisdictions, which is subject to highly extensive regulatory oversight, and a limitation on the number of licenses available for issuance therein. The value of gaming licenses is determined suing a multi-period excess earnings method, which is a specific discounted cash flow model. The value is determined at an amount equal to the present value of the incremental after-tax cash flows attributable only to future gaming revenue, discounted to present value at a risk-adjusted rate of return. With respect to the application of this methodology, we used the following significant projections and assumptions: gaming revenues; gaming operating expenses; general and administrative expenses; tax expense; terminal value; and discount rate. These projections are modeled for a five year period.
The following table sets forth the changes in these intangible assets during the years ended December 31, 2010, 2009 and 2008 (in thousands):

	Customer Relationships	Favorable Lease Rates	Trademarks	Gaming License Rights	Intangible Assets, Net
Balance January 1, 2008	$117	$41,718	$50,700	$533,926	$626,461
Additions	—	—	—	—	—
Impairments	—	—	—	(162,500)	(162,500)
Amortization	(80)	(1,043)	—	—	(1,123)
Balance December 31, 2008	37	40,675	50,700	371,426	462,838
Additions	—	—	—	—	—
Impairments	—	—	—	—	—
Amortization	(37)	(1,043)	—	—	(1,080)
Balance December 31, 2009	—	39,632	50,700	371,426	461,758
Additions	14,000	—	65,000	—	79,000
Impairments	—	—	—	—	—
Amortization	—	(1,044)	—	—	(1,044)
Balance December 31, 2010	$14,000	$38,588	$115,700	$371,426	$539,714

Future Amortization
Customer relationships are being amortized on an accelerated basis over an approximate four-year period. Favorable lease rates are being amortized on a straight-line basis over a weighted-average useful life of 43.8 years. Future amortization is as follows:

For the Year Ending December 31,	Customer Relationships	Favorable Lease Rates	Total
	(In thousands)
2011	$9,264	$1,043	$10,307
2012	3,173	1,043	4,216
2013	1,563	1,043	2,606
2014	—	1,043	1,043
2015	—	1,043	1,043
Thereafter	—	33,373	33,373
	$14,000	$38,588	$52,588

Trademarks and gaming license rights are not subject to amortization, as we have determined that they have an indefinite useful life, however these assets are subject to an annual impairment test

Trademarks and gaming license rights are not subject to amortization, as we have determined that they have an indefinite useful life, however these assets are subject to an annual impairment test.
Impairment Testing
We perform an annual impairment test of our indefinite lived intangible assets in the second quarter of each year, and between annual test dates in certain circumstances. The annual impairment test resulted in no impairment charge as of the measurement date for the years ended December 31, 2010, 2009 or 2008. However, due to the prolonged economic downturn and adverse decline in our market capitalization as of December 31, 2008, we performed an interim impairment test as of such date, which resulted in an  $162.5 million impairment of our indefinite-lived gaming license rights. The primary reason for this impairment charge related to the ongoing recession, which caused us to reduce our estimates for projected cash flows.

Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
Goodwill Disclosure [Text Block]
GOODWILL
Goodwill is an asset representing the future economic benefits arising from other assets in a business combination that are not individually identified and separately recognized and consists of the following:

	Gross Carrying Value	Cumulative Amortization	Cumulative Impairment Losses	Goodwill, Net
	(In thousands)
Reportable Segment:
Las Vegas Locals	$378,192	$—	$(165,479)	$212,713
Downtown Las Vegas	6,997	(6,134)	—	863
Midwest and South	50,671	—	(50,671)	—
December 31, 2010	$435,860	$(6,134)	$(216,150)	$213,576
Goodwill is valued using a weighted average allocation of both the income and market approach models. The income approach is based upon a discounted cash flow method, whereas the market approach uses the guidelines company method. Specifically, the income approach focuses on the expected cash flow of the subject reporting unit, considering the available cash flow for a finite period of years. Available cash flow is defined as the amount of cash that could be distributed as a dividend without impairing the future profitability or operations of the reporting unit. The underlying premise of the income approach is that the value of goodwill can be measured by the present value of the net economic benefit to be received over the life of the reporting unit. The market approach focuses on comparing the reporting unit to selected reasonable similar (or “guideline”) publicly-traded companies. Under this method, valuation multiples are: (i) derived from the operating data of selected guideline companies; (ii) evaluated and adjusted based on the strengths and weaknesses of our reporting unit relative to the selected guideline companies; and (iii) applied to the operating data of our reporting unit to arrive at an indication of value. The application of the market approach results in an estimate of the price reasonable expected to be realized from the sale of the subject reporting unit.
The following table sets forth the change in our goodwill, net, during the years ended December 31, 2010, 2009 and 2008 (in thousands).

Goodwill, Net
Balance January 1, 2008	$404,206
Additions	—
Impairments	(187,798)
Other	(2,832)
Balance December 31, 2008	213,576
Additions	28,352
Impairments	(28,352)
Balance December 31, 2009	213,576
Additions	—
Impairments	—
Balance December 31, 2010	$213,576
Acquisition of Dania Jai-Alai
In March 2007, we acquired Dania Jai-Alai and approximately 47 acres of related land located in Dania Beach, Florida. Dania Jai-Alai is one of four pari-mutuel facilities in Broward County approved under Florida law to operate 2,000 Class III slot machines. We paid approximately  $81 million to close this transaction, and agreed to pay, in March 2010, or earlier, a contingent payment of an additional  $75 million to the seller, plus interest accrued at the prime rate (the “contingent payment”), if certain legal conditions were satisfied.
In January 2009, we amended the purchase agreement to settle the contingent payment prior to the satisfaction of the legal conditions. The principal terms of the amendment were as follows.

•	We paid $9.4 million to the seller in January 2009, plus $9.1 million of interest accrued from the March 1, 2007 date of the acquisition.

•
We issued an 8% promissory note to the seller in the amount of  $65.6 million, plus accrued interest. The terms of the note required principal payments of  $9.4 million, plus accrued interest, in April 2009 and July 2009, and a final principal payment of  $46.9 million, plus accrued interest, due in January 2010. The promissory note was secured by a letter of credit under our bank credit facility, and we have made all scheduled payments on the promissory note, including the final payment in January 2010.

In conjunction with the amendment to the purchase agreement, we recorded the remaining  $28.4 million of the  $75 million contingent liability as additional goodwill during the year ended December 31, 2009. However, upon evaluation of this additional goodwill for recoverability, we recorded a non-cash impairment charge of  $28.4 million (see Note 17, Write-downs and Other Charges, Net).
Impairment Testing
We perform an annual impairment test of our goodwill in the second quarter of each year, which resulted in no impairment charge as of the measurement date for the years ended December 31, 2010, 2009 and 2008. The impairment test for goodwill included the income and market approaches, as applicable. The income approach incorporated the use of the discounted cash flow method, whereas the market approach incorporated the use of the guideline company method.
In addition, we are required to test these assets for impairment between annual test dates in certain circumstances. Accordingly, due to the prolonged economic downturn and adverse decline in our market capitalization, as of December 31, 2008, we performed interim impairment tests that resulted in a  $165.5 million and  $22.3 million write-down of goodwill related to our 2004 acquisitions of Coast Casinos, Inc. (included in our Las Vegas Locals Reportable Segment) and Sam's Town Shreveport (included in our Midwest and South Reportable Segment), respectively. These impairment charges primarily related to the economic recession, which caused us to reduce our estimates for projected cash flows, has reduced overall industry valuations, and caused an increase in discount rates in the credit and equity markets.

Accrued Liabilities	12 Months Ended
Dec. 31, 2010
Accrued Liabilities [Abstract]
Accrued Liabilities
ACCRUED LIABILITIES
Accrued liabilities consist of the following:

	December 31,
	2010	2009
	(In thousands)
Payroll and related expenses	$73,054	$54,620
Interest	51,347	14,523
Gaming liabilities	70,907	50,009
Accrued expenses and other liabilities	83,161	55,425
Total accrued liabilities	$278,469	$174,577

Non Recourse Obligations of Variable Interest Entity	12 Months Ended
Dec. 31, 2010
Non Recourse Obligations of Variable Interest Entity [Abstract]
Non-Recourse Obligations of Variable Interest Entity
NON-RECOURSE OBLIGATIONS OF VARIABLE INTEREST ENTITY
The non-recourse obligations of variable interest entity represent the outstanding debt, all of which is classified as current, of LVE, and is comprised of the following (in thousands):

December 31,
2010
Construction and term loan facility	$120,572
Tax-exempt variable rate bonds	100,000
Notes payable to members of variable interest entity	22,487
$243,059

Assets serving as collateral for these debt obligations had a carrying value of  $244.5 million at December 31, 2010, respectively, and primarily consist of certain assets held for development and restricted investments. The consolidated statements of income and cash flows for the year ended December 31, 2010 includes  $8.7 million of losses and  $5.7 million of net operating cash outflows, respectively, related to this consolidated variable interest entity; however, none of the offsetting consolidated income or operating cash inflows are available to service this debt, which is non-recourse and non-guaranteed by Boyd.

Construction and Term Loan Facility
In December 2007, LVE entered into a construction and term loan facility with two commercial banks with a committed amount up to  $143.5 million, of which  $120.6 million was outstanding at December 31, 2010. Proceeds from the construction loan were used to finance the construction of the district energy system and central energy center. The loan is secured by the assets of LVE and does not contain financial covenants. Although the loan is presently in default, and classified as current, the original loan maturities were as follows:  $4.2 million in 2011;  $83.1 million in 2012 and the remainder in 2013.

The construction loan bears interest at a variable rate based on the London InterBank Offered Rate ("LIBOR"). LVE entered into an interest rate swap with scheduled increased in the notional amount designed to fix the LIBOR portion of the interest rate on this debt until its maturity in November 2013, which was hedged against the outstanding debt. However, due to the construction delays, the outstanding amount of debt did not increase as fast as the contractual increases in notional amount of the swap, which rendered a portion of the swap ineffective. The effective rate of the outstanding construction loan, including the impact of the effective portion of the swap, was approximately 7.3% during the year ended December 31, 2010.

Tax-exempt Variable Rate Bonds
In December 2007, LVE issued  $100.0 million of tax-exempt variable rate bonds through the State of Nevada Department of Business and Industry, which mature in October 2035. Unused proceeds from the tax-exempt, variable rate bonds are required to be escrowed pending approved construction expenditures. Such unused funds are reported as restricted investments in our consolidated balance sheet.

The tax-exempt variable rate bonds bear interest at rates that are determined by a remarketing agent on a weekly basis. LVE entered into an interest rate swap with a total notional amount of  $100.0 million that effectively fixes the underlying interest rate index on these bonds until November 2013. Investors in these bonds receive liquidity and credit support provided by a letter of credit from a commercial bank. This letter of credit expires in November 2013, but can be accelerated by the bank in the event of a default under the construction and term loan facility. The effective interest rate on these bonds, including the impact of the swap and cost of the related letter of credit, was approximately 6.3% during the year ended December 31, 2010.

Events of Default
The district energy system and central energy center are being financed by LVE with debt that is non-recourse to us. The outstanding balance of LVE's bank debt is approximately  $220.6 million as of December 31, 2010, consisting of borrowing under the construction and term loan facility of  $120.6 million and outstanding tax-exempt bonds of  $100.0 million.  In September 2009, LVE reached an agreement with the banks that are financing the energy facilities to address defaults under the financing agreements. These LVE defaults were caused by construction delay and the termination of an energy services agreement by a hotel operator associated with the project. As a result of these defaults, the banks had previously stopped funding the project. The terms of the September 2009 agreement required the joint venture partners to guarantee the payment of future interest costs by LVE through, at the latest, December 2010. In addition, the joint venture partners each committed to provide approximately  $8.9 million of additional capital as of September 2009 to cover costs related to the termination of the energy services agreement by a hotel operator and interest costs incurred since August 2008 when Echelon suspended construction. In turn, the banks waived all existing defaults under the financing agreements and were relieved of their commitment to provide additional funding.

As a result of the ongoing construction delay, the district energy system and central energy center was not completed by the end of 2010 as originally expected. Consequently, the full amount of LVE's debt became due and payable in December 2010. LVE intends to seek additional financing to complete the facility once construction of the resort resumes; however, as of December 31, 2010, LVE was in default under the financing agreements with the banks, and all its debt has been presented as currently due.

Long Term Debt, Net of Current Maturities	12 Months Ended
Dec. 31, 2010
Long Term Debt Net of Current Maturities [Abstract]
Long-term Debt
LONG-TERM DEBT, NET OF CURRENT MATURITIES
Long-term debt, net of current maturities consists of the following:

	December 31, 2010				December 31, 2009
	Outstanding Principal	Unamortized Discount	Unamortized Origination Fees	Long-Term Debt, Net	Long-Term Debt, Net
	(In thousands)
Boyd Gaming Long-Term Debt:
Bank credit facility	$1,425,000	$—	$—	$1,425,000	$1,916,900
7.75% senior subordinated notes due 2012	—	—	—	—	158,832
6.75% senior subordinated notes due 2014	215,668	—	—	215,668	248,668
7.125% senior subordinated notes due 2016	240,750	—	—	240,750	240,750
9.125% senior notes due 2018	500,000	—	(9,794)	490,206	—
Other	11,761	—	—	11,761	12,413
	$2,393,179	$—	$(9,794)	$2,383,385	$2,577,563

Borgata Debt:
Bank credit facility	60,900	—	—	60,900	—
9.50% senior secured notes due 2015	400,000	(3,969)	(9,319)	386,712	—
9.875% senior secured notes due 2018	400,000	(2,648)	(9,594)	387,758	—
	$860,900	$(6,617)	$(18,913)	$835,370	$—
Less current maturities	25,690	—	—	25,690	652
Long-term debt, net	$3,228,389	$(6,617)	$(28,707)	$3,193,065	$2,576,911
Bank Credit Facility
On December 3, 2010, we entered into an Amendment and Restatement Agreement among certain financial institutions (each a “Lender”), Bank of America, N.A., as administrative agent and letter of credit issuer and Wells Fargo Bank, National Association, as swing line lender (the “Amendment and Restatement Agreement”). Pursuant to the terms of the Amendment and Restatement Agreement, our First Amended and Restated Credit Agreement, dated as of May 24, 2007, as amended by the First Amendment and Consent to First Amended Credit Agreement, dated as of December 21, 2009 (as amended, the “Amended Credit Facility”), was amended and restated to, among other things, (i) reduce the aggregate commitments under the former credit facility and (ii) permit consenting Lenders to extend the maturity date of their commitments, new Lenders to issue revolving commitments and term loans and existing Lenders to increase their commitments (each, an “Extending Lender”) in each case with a maturity date five years from the Restatement Effective Date.
Each of the Extending Lenders permanently reduced their commitments under the former credit facility by up to 50% of the amount thereof. As a result, the aggregate commitments under the Amended Credit Facility were reduced from  $3 billion to approximately  $1.5 billion (excluding the non-extending amounts), which commitments may be increased from time to time by up to  $500 million (instead of  $1 billion commitment increases provided for under the Credit Facility) through additional revolving credit or term loans under the Amended Credit Facility.
Pursuant to the terms of the Amended Credit Facility, the term loans amortize in an annual amount equal to 5% of the original principal amount thereof, commencing March 31, 2011, payable on a quarterly basis. The interest rate per annum applicable to revolving loans under the Amended Credit Facility are based upon, at the option of the Company, LIBOR or the “base rate,” plus an applicable margin in either case. The applicable margin under the Amended Credit Facility is a percentage per annum determined in accordance with a specified pricing grid based on the total leverage ratio. The applicable margin on the outstanding balance on the Extended Revolving Facility ranges from 2.50% to 3.50% (if using LIBOR), and from 1.50% to 2.50% (if using the base rate). The applicable margin on the outstanding balance of the loans and commitments of the non-extending lenders continues to range from 0.625% to 1.625% (if using LIBOR), and from 0.0% to 0.375% (if using the base rate). A fee of a percentage per annum (which ranges from 0.250% to 0.500%) determined by the level of the total leverage ratio is payable on the unused portions of the Amended Credit Facility.
The “base rate” under the Amended Credit Facility is the highest of (x) Bank of America's publicly-announced prime rate, (y) the federal funds rate plus 0.50%, or (z) the Eurodollar rate for a one month period plus 1.00%.
The letter of credit fees under the Amended Credit Facility remain the same as those under the Credit Facility; however, the margins payable to Extending Lenders are based on the margins applicable to the Extended Revolving Facility.
Subject to certain conditions, amounts outstanding under the Amended Credit Facility may be prepaid without premium or penalty, and the unutilized portion of any of the commitments may be terminated without penalty.
The Company's obligations under the Amended Credit Facility, subject to certain exceptions, are guaranteed by certain of the Company's subsidiaries and are secured by the capital stock of certain subsidiaries. In addition, subject to certain exceptions, the Company and each of the guarantors granted the administrative agent first priority liens and security interests on substantially all of their real and personal property (other than gaming licenses and subject to certain other exceptions) as additional security for the performance of the secured obligations under the Amended Credit Facility.
In conjunction with the Amendment and Restatement Agreement, we incurred approximately  $20.6 million in incremental debt financing costs, which have been deferred and are being amortized over the remaining term of the Amended Credit Facility. The blended interest rates for outstanding borrowings under our bank credit facility at December 31, 2010 and 2009 were 3.3% and 1.9%, respectively. At December 31, 2010, approximately  $1.4 billion was outstanding under our Amended Credit Facility, with  $17.0 million allocated to support various letters of credit, leaving remaining contractual availability of approximately  $566.8 million.
The Amended Credit Facility contains certain financial and other covenants, including, without limitation, various covenants (i) requiring the maintenance of a minimum consolidated interest coverage ratio of 2.00 to 1.00, (ii) establishing a maximum permitted consolidated total leverage ratio (discussed below), (iii) establishing a maximum permitted secured leverage ratio (discussed below), (iv) imposing limitations on the incurrence of indebtedness, (v) imposing limitations on transfers, sales and other dispositions and (vi) imposing restrictions on investments, dividends and certain other payments. Subject to certain exceptions, the Company may be required to repay the amounts outstanding under the Amended Credit Facility in connection with certain asset sales and issuances of certain additional secured indebtedness.
The minimum consolidated Interest Coverage Ratio (as defined in our Amended Credit Facility) is calculated as (a) twelve-month trailing Consolidated EBITDA (as defined in our Amended Credit Facility) to (b) consolidated interest expense (as also defined in our Amended Credit Facility).
The maximum permitted consolidated Total Leverage Ratio (as defined in our Amended Credit Facility) is calculated as Consolidated Funded Indebtedness to twelve-month trailing Consolidated EBITDA (all capitalized terms are defined in the Amended Credit Facility). The following table provides our maximum Total Leverage Ratio during the remaining term of the Amended Credit Facility.

Maximum Total
For the Trailing Four Quarters Ending	Leverage Ratio
December 31, 2010 through and including December 31, 2011	7.75 to 1.00
March 31, 2012 through and including September 30, 2012	7.50 to 1.00
December 31, 2012 and March 31, 2013	7.25 to 1.00
June 30, 2013	7.00 to 1.00
September 30, 2013 and December 31, 2013	6.75 to 1.00
March 31, 2014	6.50 to 1.00
June 30, 2014	6.25 to 1.00
September 30, 2014	6.00 to 1.00
December 31, 2014	5.75 to 1.00
March 31, 2015 and thereafter	5.50 to 1.00
The maximum permitted Secured Leverage Ratio (as defined in our Amended Credit Facility) is calculated as Secured Indebtedness to twelve-month trailing Consolidated EBITDA (all capitalized terms are defined in the Amended Credit Facility). The following table provides our maximum Secured Leverage Ratio during the remaining term of the Amended Credit Facility.

Maximum Secured
For the Trailing Four Quarters Ending	Leverage Ratio
December 31, 2010 through and including March 31, 2012	4.50 to 1.00
June 30, 2012 and September 30, 2012	4.25 to 1.00
December 31, 2012 and March 31, 2013	4.00 to 1.00
June 30, 2013 and September 30, 2013	3.75 to 1.00
December 31, 2013 and March 31, 2014	3.50 to 1.00
June 30, 2014 and thereafter	3.25 to 1.00
We believe that we were in compliance with the Amended Credit Facility covenants, including the minimum consolidated Interest Coverage Ratio, the maximum permitted consolidated Total Leverage Ratio and the maximum permitted Secured Leverage Ratio, which, at December 31, 2010, were 2.84 to 1.00, 7.07 to 1.00 and 4.21 to 1.00, respectively.
At December 31, 2010, assuming our current level of Consolidated Funded Indebtedness remains constant, we estimate that an 8.7% or greater decline in our twelve-month trailing Consolidated EBITDA, as compared to December 31, 2010, would cause us to exceed our maximum permitted consolidated Total Leverage Ratio covenant for that period. In addition, at December 31, 2010, assuming our current level of Secured Indebtedness remains constant, we estimate that a 6.4% or greater decline in our twelve-month trailing Consolidated EBITDA, as compared to December 31, 2010, would cause us to exceed our maximum permitted Secured Leverage Ratio covenant for that period. Additionally, at December 31, 2010, assuming our current level of interest expense remains constant, we estimate that a 29.5% or greater decline in our twelve-month trailing Consolidated EBITDA, as compared to December 31, 2010, would cause us to go below our minimum consolidated Interest Coverage Ratio covenant for that period.
However, in the event that we project our Consolidated EBITDA may decline by such levels or more, we could implement certain actions in an effort to minimize the possibility of a breach of the maximum permitted consolidated Total Leverage Ratio, the maximum permitted Secured Leverage Ratio and the minimum consolidated Interest Coverage Ratio covenants. These actions may include, among others, reducing payroll, benefits and certain other operating costs, deferring or eliminating certain maintenance, expansion or other capital expenditures, reducing our outstanding indebtedness through repurchases or redemption, and/or increasing cash by selling assets or issuing equity.

Senior Subordinated Notes
7.75% Senior Subordinated Notes due December 2012.
In November 2010, we tendered for purchase all of our outstanding 7.75% senior subordinated notes due 2012. Approximately  $92.1 million principal amount of the 7.75% senior subordinated notes due 2012 were tendered pursuant to our tender offer. We paid  $95.3 million in connection with the tender offer, including accrued interest of  $2.9 million, and recognized a loss on such tender of  $0.8 million, based on the difference between the consideration fee, redemption price and the net carrying value of the notes in addition to unamortized debt financing costs written off in conjunction with the purchase of the notes. Additionally, in December 2010, we called the remaining 7.75% senior subordinated notes due 2012 at par, which had a principal balance of  $66.8 million. We recognized a loss of  $0.4 million upon calling such notes, which consisted of our write-off of the remaining unamortized debt financing costs associated with the notes.
6.75% Senior Subordinated Notes due April 2014.
On April 15, 2004, we issued, through a private placement,  $350 million principal amount of 6.75% senior subordinated notes due April 2014. In July 2004, all, except for  $50,000 in aggregate principal amount of these notes, were exchanged for substantially similar notes that were registered with the SEC. The notes require semi-annual interest payments on April 15 and October 15 of each year, through April 2014, at which time the entire principal balance becomes due and payable. The notes contain certain restrictive covenants regarding, among other things, incurrence of debt, sales of assets, mergers and consolidations, and limitations on restricted payments (as defined in the indenture governing the notes). We believe that we are in compliance with these covenants at December 31, 2010. Effective April 15, 2009, we may redeem all or a portion of the notes at redemption prices (expressed as percentages of the principal amount) ranging from 103.375% in 2009 to 100% in 2012 and thereafter, plus accrued and unpaid interest.
7.125% Senior Subordinated Notes due February 2016.
On January 30, 2006, we issued  $250 million principal amount of 7.125% senior subordinated notes due February 2016. The notes require semi-annual interest payments on February 1 and August 1 of each year, through February 2016, at which time the entire principal balance becomes due and payable. The notes contain certain restrictive covenants regarding, among other things, incurrence of debt, sales of assets, mergers and consolidations, and limitations on restricted payments (as defined in the indenture governing the notes). We believe that we are in compliance with these covenants at December 31, 2010. We may redeem all or a portion of the notes at redemption prices (expressed as percentages of the principal amount) ranging from 103.563% in 2011 to 100% in 2014 and thereafter, plus accrued and unpaid interest.

Senior Notes
9.125% Senior Notes due December 2018.
On November 10, 2010, we issued, through a private placement,  $500 million aggregate principal amount of 9.125% senior notes due December 2018. The notes require semi-annual interest payments on December 1 and June 1 of each year, commencing on June 1, 2011. The notes will mature on December 1, 2018 and are fully and unconditionally guaranteed by certain of our current and future domestic restricted subsidiaries. The notes contain certain restrictive covenants that, subject to exceptions and qualifications, among other things, limit our ability and the ability of our restricted subsidiaries (as defined in the indenture) to incur additional indebtedness or liens, pay dividends or make distributions or repurchase our capital stock, make certain investments, and sell or merge with other companies. We believe that we are in compliance with these covenants at December 31, 2010. In addition, upon the occurrence of a change of control (as defined in the indenture), we will be required, unless certain conditions are met, to offer to repurchase the notes at a price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, to, but not including, the date of purchase. If we sell assets or experience an event of loss, we will be required under certain circumstances to offer to purchase the notes. At any time prior to December 1, 2013, we may redeem up to 35% of the aggregate principal amount of the notes at a redemption price equal to 109.125% of the principal amount thereof, plus accrued and unpaid interest, if any, up to, but excluding, the applicable redemption date, with the net cash proceeds that we raise in one or more equity offerings. In addition, prior to December 1, 2014, we may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, up to, but excluding, the applicable redemption date, plus a make whole premium. Subsequent to December 1, 2014, we may redeem all or a portion of the notes at redemption prices (expressed as percentages of the principal amount) ranging from 104.563% in 2014 to 100% in 2016 and thereafter, plus accrued and unpaid interest.
In connection with the private placement of the notes, we entered into a registration rights agreement with the initial purchasers in which we agreed to file a registration statement with the SEC to permit the holders to exchange or resell the notes. We must use commercially reasonable efforts to file a registration statement and to consummate an exchange offer within 365 days after the issuance of the notes, subject to certain suspension and other rights set forth in the registration rights agreement. Under certain circumstances, including our determination that we cannot complete an exchange offer, we are required to file a shelf registration statement for the resale of the notes and to cause such shelf registration statement to be declared effective as soon as reasonably practicable (but in no event later than the 365th day following the issuance of the notes) after the occurrence of such circumstances. Subject to certain suspension and other rights, in the event that the registration statement is not filed or declared effective within the time periods specified in the registration rights agreement, the exchange offer is not consummated within 365 days after the issuance of the notes, or the registration statement is filed and declared effective but thereafter ceases to be effective or is unusable for its intended purpose for a period in excess of 30 days without being succeeded immediately by a post-effective amendment that cures such failure, the agreement provides that additional interest will accrue on the principal amount of the notes at a rate of 0.25% per annum during the 90-day period immediately following any of these events and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event will the penalty rate exceed 1.00% per annum, until the default is cured. There are no other alternative settlement methods and, other than the 1.00% per annum maximum penalty rate, the agreement contains no limit on the maximum potential amount of consideration that could be transferred in the event we do not meet the registration statement filing requirements. We currently intend to file a registration statement, have it declared effective and consummate any exchange offer within these time periods. Accordingly, we do not believe that payment of additional interest under the registration payment arrangement is probable and, therefore, no related liability has been recorded in the consolidated financial statements.
Repurchases and Retirements of Notes
In addition to the tender for purchase and call for redemption of all of our outstanding 7.75% senior subordinated notes due 2012 discussed above, during the years ended December 31, 2010 and 2009, we purchased and retired  $33.0 million and  $105.3 million, respectively, principal amount of our senior subordinated notes. The total purchase price of the notes was  $28.9 million and  $89.5 million, respectively, resulting in a gain of  $3.6 million and  $15.2 million, net of associated deferred financing fees, which is recorded on our consolidated statements of operations for the respective period. The transactions were funded by availability under our bank credit facility.
Borgata Bank Credit Facility
On August 6, 2010, Marina District Finance Company, Inc. (the “MDFC”) announced that it had closed a  $950 million debt financing, consisting of the establishment of a  $150.0 million new payment priority secured revolving credit facility (the "Borgata bank credit facility") and the issuance of  $800 million of aggregate principal amount of notes. MDFC is a wholly-owned subsidiary of MDDC, which develops and owns Borgata, and which is the guarantor of both the Borgata bank credit facility and the notes. The proceeds from the financing were used to (i) pay fees and expenses related to the financing; (ii) repay the former credit facility; and (iii) make a one-time distribution to Borgata's joint venture owners.
In connection with the closing of the Borgata bank credit facility and the issuance of the notes, the former credit facility, which provided up to  $730 million in aggregate availability and was scheduled to mature in January 2011, was terminated. The outstanding balance, including all principal and accrued interest amounts of  $604.4 million were repaid in full. As a result of the termination, during the year ended December 31, 2010, Borgata wrote-off approximately  $2.0 million of unamortized debt financing costs associated with the former credit facility.
The Borgata bank credit facility provides for a  $150.0 million payment priority secured revolving credit facility and matures in August 2014. The Borgata bank credit facility is guaranteed on a senior secured basis by MDDC and any future subsidiaries of MDDC and is secured by a first priority lien on substantially all of the assets of the Company, MDDC and any future subsidiaries of MDDC, subject to certain exceptions. The obligations under the Borgata bank credit facility will have priority in payment to payment of the notes.
Neither Boyd Gaming nor any of its wholly-owned subsidiaries is a guarantor of Borgata's new bank credit facility.
Outstanding borrowings under the Borgata bank credit facility accrue interest at a rate based upon either: (i) the highest of (a) the agent bank's quoted prime rate, (b) the one-month Eurodollar rate plus 1.00%, and (c) the daily federal funds rate plus 1.50%, and in any event not less than 1.50% (such highest rate, the “base rate”), or (ii) the Eurodollar rate, plus with respect to each of clause (i) and (ii) an applicable margin as provided in the Borgata bank credit facility. In addition, a commitment fee is incurred on the unused portion of the Borgata bank credit facility ranging from 0.50% per annum to 1.00% per annum.
At December 31, 2010, the outstanding balance under the Borgata bank credit facility was  $60.9 million, leaving contractual availability of  $89.1 million. The blended interest rate on the outstanding borrowings at December 31, 2010 was 4.5%.
The Borgata bank credit facility contains certain financial and other covenants, including, without limitation, (i) establishing a minimum consolidated EBITDA (as defined in the Borgata bank credit facility) of  $150 million over each trailing twelve-month period ending on the last day of each calendar quarter; (ii) establishing a minimum liquidity (as defined in the Borgata bank credit facility) of  $30 million as of the end of each calendar quarter; (iii) imposing limitations on MDFC's ability to incur additional debt; and (iv) imposing restrictions on Borgata's ability to pay dividends and make other distributions, make certain restricted payments, create liens, enter into transactions with affiliates, merge or consolidate, and engage in unrelated business activities. We believe that MDFC was in compliance with the Borgata bank credit facility covenants, including minimum consolidated EBITDA and minimum liquidity, which, at December 31, 2010, were  $170.7 million and  $89.2 million, respectively.

Borgata Senior Secured Notes
9.5% Senior Secured Notes Due 2015.
On August 6, 2010, MDFC issued, through a private placement,  $400 million principal amount of 9.5% senior secured notes due 2015, at an issue price of 98.943%, resulting in a discount at issuance of  $4.1 million. The notes require semi-annual interest payments on April 15 and October 15, commencing April 15, 2011. The notes are guaranteed on a senior secured basis by MDDC and any future restricted subsidiaries of MDDC. The notes contains covenants that, among other things, limit MDFC's ability and the ability of MDDC to (i) incur additional indebtedness or liens; (ii) pay dividends or make distributions; (iii) make certain investments; (iv) sell or merge with other companies; and (v) enter into certain types of transactions. MDFC believes that it is in compliance with these covenants at December 31, 2010.

At any time prior to October 15, 2013, the notes may be redeemed at 100% of the principal amount thereof, plus a “make-whole premium” and accrued and unpaid interest. In addition, until October 15, 2013, MDFC may redeem up to 35% of the notes at a redemption price of 109.50% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds from certain equity offerings. In addition, at any time prior to October 15, 2013, MDFC may redeem up to an aggregate of 10% of the notes in each twelve month period at a redemption price of 103% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the redemption date. On or after October 15, 2013, MDFC shall have the option to redeem the 2015 Notes, in whole or in part, at redemption prices (expressed as percentages of the principal amount) ranging from 104.75% beginning on October 15, 2013 to 102.375% beginning on October 15, 2014, plus accrued and unpaid interest to the applicable redemption date.
9.875% Senior Secured Notes Due 2018.
On August 6, 2010, MDFC issued, through a private placement,  $400 million principal amount of 9.875% senior secured notes due 2018, at an issue price of 99.315%, resulting in an original issue discount of  $2.7 million. The notes require semi-annual interest payments on February 15 and August 15, commencing February 15, 2011. The notes are guaranteed on a senior secured basis by MDDC and any future restricted subsidiaries of MDDC. The notes contain covenants that, among other things, limit MDFC's ability and the ability of MDDC to (i) incur additional indebtedness or liens; (ii) pay dividends or make distributions; (iii) make certain investments; (iv) sell or merge with other companies; and (v) enter into certain types of transactions. MDFC believes that it is in compliance with these covenants at December 31, 2010.

At any time prior to August 15, 2014, the notes may be redeemed at 100% of the principal amount thereof, plus a “make-whole premium” and accrued and unpaid interest. In addition, until August 15, 2013, MDFC may redeem up to 35% of the notes at a redemption price of 109.875% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds from certain equity offerings. In addition, at any time prior to August 15, 2013, MDFC may redeem up to an aggregate of 10% of the notes in each twelve month period at a redemption price of 103% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the redemption date. On or after August 15, 2013, MDFC shall have the option to redeem the 2018 Notes, in whole or in part, at redemption prices (expressed as percentages of the principal amount) ranging from 104.938% beginning on August 15, 2014, to 102.469% beginning on August 15, 2015, to 100% beginning on August 15, 2016 and thereafter, plus accrued and unpaid interest, to the applicable redemption date.
The original issue discount has been recorded as an offset to the principal amount of these notes and is being accreted to interest expense over the term of the notes using the effective interest method. At December 31, 2010, the effective interest rate on the 9.50% notes due 2015 notes was 10.2% and on the 9.875% notes due 2018 was 10.3%.
In connection with the private placement of the notes, MDFC entered into a registration rights agreement with the initial purchasers in which it agreed to file a registration statement with the SEC to permit the holders to exchange or resell the notes. MDFC must use reasonable best efforts to have the registration statement declared effective within 310 days after the issuance of the notes and consummate the exchange offer within 365 days after the issuance of the notes, subject to certain suspension and other rights set forth in the registration rights agreement. In the event that the registration statement is not filed or declared effective or the exchange offer is not consummated within these deadlines, the agreement provides that additional interest will accrue on the principal amount of the notes at a rate of 0.25% per annum during the 90-day period immediately following any of these events and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event will the penalty rate exceed 1.00% per annum. There are no other alternative settlement methods and, other than the 1.00% per annum maximum penalty rate, the agreement contains no limit on the maximum potential amount of consideration that could be transferred in the event MDFC does not meet the registration statement filing requirements. MDFC currently intends to file a registration statement, have it declared effective and consummate any exchange offer within these time periods. Accordingly, MDFC does not believe that payment of additional interest under the registration payment arrangement is probable and, therefore, no related liability has been recorded in the consolidated financial statements.
Scheduled Maturities of Long-Term Debt
The scheduled maturities of long-term debt, as discussed above, are as follows (in thousands):

	For the Year Ending December 31,
	Boyd Gaming Long -Term Debt	Borgata Long-Term Debt	Total Long-Term Debt
2011	$25,690	$—	$25,690
2012	353,094	—	353,094
2013	35,341	—	35,341
2014	240,668	60,900	301,568
2015	997,636	400,000	1,397,636
Thereafter	740,750	400,000	1,140,750
	$2,393,179	$860,900	$3,254,079

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES
Deferred Tax Assets and Liabilities
Deferred tax assets and liabilities are provided to record the effects of temporary differences between the tax basis of an asset or liability and its amount as reported in our consolidated balance sheets. These temporary differences result in taxable or deductible amounts in future years.
Deferred tax assets and liabilities presented on the consolidated balance sheets are as follows:

	December 31,
	2010	2009
	(In thousands)
Non-current deferred tax liability	$362,174	$335,159
Current deferred tax asset	8,149	7,766
Net deferred tax liability	$354,025	$327,393
The components comprising our deferred tax assets and liabilities are as follows.

	December 31,
	2010	2009
	(In thousands)
Deferred tax assets
Share-based compensation	$23,584	$19,994
Reserve for employee benefits	12,342	11,912
State net operating loss carry-forwards, net of federal effect	9,685	8,996
Preopening expenses	2,587	4,308
Provision for doubtful accounts	4,818	1,977
Derivative instruments market adjustment	4,229	10,054
Tax credit carryforwards	1,430	1,980
Reserve differential for gaming activities	1,307	—
Other	7,714	3,970
Gross deferred tax assets	67,696	63,191
Valuation allowance	(11,987)	(12,053)
Deferred tax assets, net of valuation allowance	55,709	51,138

Deferred tax liabilities
Difference between book and tax basis of:
Property	$246,841	$245,230
Intangible assets	132,898	119,593
State tax liability, net of federal effect	16,223	2,465
Gain on early retirement of debt	6,731	5,350
Prepaid services and supplies	5,780	3,435
Reserve differential for gaming activities	—	569
Other	1,261	1,889
Gross deferred tax liabilities	409,734	378,531

Deferred tax liabilities, net	$354,025	$327,393
Valuation Allowance on Deferred Tax Assets
At December 31, 2010, we had unused federal general business tax credits of approximately  $1.4 million which may be carried forward until expiration in 2030. We also have state net operating loss carryforwards of approximately  $182 million, primarily in the states of Indiana and Louisiana, to reduce future state income taxes. The state net operating loss carryforwards will expire in various years ranging from 2013 to 2031, if not fully utilized.
A valuation allowance has been recorded on a material portion of our state net operating losses, primarily in Indiana, along with other deferred tax assets which are not presently expected to be realized. Certain state net operating losses arising from stock option exercises will result in approximately  $1.7 million of additional paid in capital, if realized.
Our valuation allowance also includes amounts related to goodwill acquired in connection with the purchase of one of our operating properties that was closed in 2007. Realization of a tax benefit associated with this attribute is contingent on the occurrence of future events which, at present, we do not believe likely to occur.
Provision for (Benefit From) Income Taxes
A summary of the benefit from (provision for) income taxes is as follows.

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Current
Federal	$1,892	$(11,550)	$14,408
State	3,090	634	1,924
Total current taxes	4,982	(10,916)	16,332
Deferred
Federal	1,022	8,765	(43,948)
State	2,232	3,227	1,085
Total deferred taxes	3,254	11,992	(42,863)
Provision for (benefit from) income taxes	$8,236	$1,076	$(26,531)
The tax provision for the year ended December 31, 2010 was favorably impacted by net tax adjustments related to our consolidation of Borgata and LVE. We consolidate Borgata's and LVE's income for financial statement purposes; however, under income tax statutes, we are only subject to federal income tax on our fifty percent share of Borgata's income and exclude one-hundred percent of LVE's loss. Additionally, the state tax provision was favorably impacted by the release of valuation allowances resulting from the organizational restructuring of our Louisiana properties.
The tax provision for the year ended December 31, 2009 was favorably impacted by a permanent tax benefit realized in connection with an IRS audit and the reversal of interest accrued in connection with unrecognized tax benefits. The state tax provision was adversely impacted by changes in apportionment, exam settlements and the geographic mix of our income.
The tax benefit for the year ended December 31, 2008 was adversely impacted by impairment charges to goodwill, for which no tax basis existed, as well as an unfavorable permanent tax adjustment related to state income tax valuation allowances.
The following table provides a reconciliation between the federal statutory rate and the effective income tax rate, expressed as a percentage of income from operations before income taxes, for the years ended December 31, 2010, 2009 and 2008.

	Year Ended December 31,
	2010	2009	2008
Tax at federal statutory rate	35.0%	35.0%	35.0%
Noncontrolling interest	(9.5)%	—%	—%
State income taxes, net of federal benefit	9.1%	47.2%	(0.8)%
Compensation-based credits	(4.6)%	(29.8)%	0.8%
Company provided benefits	2.7%	16.6%	(0.2)%
Acquisition costs	—%	(54.1)%	—%
Goodwill impairments	—%	—%	(23.2)%
Other, net	(2.1)%	5.3%	(1.0)%
Effective tax rate	30.6%	20.2%	10.6%
Status of Examinations
During the fourth quarter of 2010, the Internal Revenue Service began fieldwork in connection with the audit of our federal income tax returns filed for the years ended December 31, 2005 through 2009. As of December 31, 2010, no adjustments have been proposed in connection with the current examination. During 2009, the Internal Revenue Service concluded its field examination of our federal income tax returns filed for the years ended December 31, 2003 and December 31, 2004. Additionally, although tax years 2001 and 2002 are closed by statute, the tax returns filed in those years are subject to adjustment, to the extent of net operating loss carrybacks utilized in those years. We reached a partial agreement in connection with the adjustments proposed in the audit and are appealing the unresolved issues. The expiration of the statute of limitation related to our federal tax returns for the tax years 2003 through 2006 have been extended to September 15, 2011. The statute of limitations for our remaining federal tax returns will expire over the period September 2011 through September 2014.
We are also currently under examination for various state income and franchise tax matters. As it relates to our material state returns, we are subject to examination for tax years ended on or after December 31, 2001 and the statute of limitations will begin to expire over the period October 2010 through October 2015.
Based on our current expectations for the final resolutions of these federal and state income tax matters, we believe that we have adequately reserved for any tax liability; however, the ultimate resolution of these examinations may result in an outcome that is different than our current expectation. We do not believe the ultimate resolution of these examinations will have a material impact on our consolidated financial statements.
Other Long-term Tax Liabilities
The impact of an uncertain income tax position taken in our income tax return is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position is not recognized if it has less than a 50% likelihood of being sustained. Our liability for uncertain tax provisions is recorded as other long-term tax liabilities in our consolidated balance sheets.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Unrecognized tax benefit, beginning of year	$29,053	$30,485	$34,750
Additions:
Tax positions related to consolidation of Borgata	8,714	—	—
Tax positions related to current year	1,511	1,630	2,366
Tax positions related to prior years	—	6,769	—
Reductions:
Tax positions related to prior years	(918)	(8,044)	(1,976)
Settlement with taxing authorities	—	(1,764)	(4,655)
Lapse of applicable statute of limitations	(24)	(23)	—
Unrecognized tax benefit, end of year	$38,336	$29,053	$30,485
Included in the  $38.3 million balance of unrecognized tax benefits at December 31, 2010, are  $7.2 million of federally tax effected benefits that, if recognized, would impact the effective tax rate. We recognize accrued interest related to unrecognized tax benefits in our income tax provision. During the years ended December 31, 2010, 2009 and 2008, we recognized accrued interest and penalties of approximately  $2.0 million,  $(0.8) million and  $2.0 million, respectively, in our income tax provision. We have accrued  $10.2 million and  $6.0 million of interest and penalties as of December 31, 2010 and 2009, respectively, in our consolidated balance sheet. Borgata accrued interest of approximately  $2.2 million prior to consolidation and such amount is included in the consolidated balance sheet as of December 31, 2010.
During 2009, we reached a partial agreement on certain issues in our Internal Revenue Service examination. As a result of the agreed adjustments, we reduced our federal unrecognized tax benefits by  $5.2 million on a net basis, of which  $3.2 million impacted our effective tax rate. Additionally, we reduced the interest accrued on our federal unrecognized tax benefits by  $3.2 million and recorded a  $2.4 million benefit to our tax provision. We have also appealed certain issues which remain unresolved at the close of the examination. During the year ended December 31, 2008, we closed the audit of our Coast Casino properties for periods prior to our acquisition on July 1, 2004. As a result, we decreased our unrecognized tax benefits by  $4.7 million, none of which impacted our effective tax rate. In connection with the release of the unrecognized tax benefits, we reduced the amount of goodwill that we recorded upon the purchase of Coast Casinos, Inc. by  $2.8 million during the year ended December 31, 2008.
We are in various stages of the examination and appeals process in connection with many of our audits and it is difficult to determine when these examinations will be closed; however, it is reasonably possible that over the next twelve-month period, that we may experience a decrease in our unrecognized tax benefits, as of December 31, 2010, of approximately  $14.0 million, none of which would impact our effective tax rate. Such reduction is due to the resolution of certain issues, primarily related to the depreciable lives of assets, raised in connection with our federal and state examinations. Other than the resolution of the audits discussed above, we do not anticipate any material changes to our unrecognized tax benefits over the next twelve-month period.

Derivative Instruments	12 Months Ended
Dec. 31, 2010
Derivatives [Abstract]
Derivative Instruments and Hedging Activities Disclosure
DERIVATIVE INSTRUMENTS
We utilize derivative instruments to manage interest rate risk.
Derivatives that are not designated as hedges for accounting purposes must be adjusted to fair value through income. We designated our current interest rate swaps as cash flow hedges through September 30, 2010, and measured their effectiveness using the long-haul method. If the derivative qualifies and is designated as a hedge, depending on the nature of the hedge, changes in its fair value will either be offset against the change in fair value of the hedged item through earnings or recognized in other comprehensive income (loss) until the hedged item is recognized in earnings. The effective portion of any gain or loss on our interest rate swaps is recorded in other comprehensive income (loss). We use the hypothetical derivative method to measure the ineffective portion of our interest rate swaps. Any ineffective portion of a derivative's change in fair value is immediately recognized in earnings.
Interest Rate Swap Agreements
The Company has entered into floating-to-fixed interest rate swap arrangements in order to manage interest rate risk relating to its Amended Credit Facility. At December 31, 2010 and 2009, we were a party to certain floating-to-fixed interest rate swap agreements with an aggregate notional amount of  $500 million, whereby we receive payments based upon the three-month LIBOR and make payments based upon a stipulated fixed rate. These interest rate swap agreements modify the Company's exposure to interest rate risk by synthetically converting a portion of the Company's floating-rate debt to a fixed rate.
The following table presents the historical fair value of the interest rate swaps recorded in the accompanying consolidated balance sheets as of December 31, 2010 and 2009 (in thousands). As of both December 31, 2010 and 2009, these interest rate swaps are included in other long-term liabilities.

			Fair Value of Liability
			December 31,
Effective Date	Notional Amount	Fixed Rate	2010	2009	Maturity Date
September 28, 2007	$100,000	5.13%	$2,374	$5,872	June 30, 2011
September 28, 2007	200,000	5.14%	4,751	11,749	June 30, 2011
June 30, 2008	200,000	5.13%	4,746	11,735	June 30, 2011
Totals	$500,000		$11,871	$29,356
If we had terminated our interest rate swaps as of December 31, 2010 or 2009, we would have been required to pay a total of  $12.0 million or  $31.0 million, respectively, based on the settlement values of such derivative instruments.
Hedge Accounting
These derivative instruments have been accounted for as cash flow hedges through September 30, 2010. Accounting for cash flow hedging requires determining a division of hedge results deemed effective and deemed ineffective. However, most of the Company's hedges were designed in such a way so as to perfectly offset specifically-defined interest payments, such that no ineffectiveness has occurred, nor would any ineffectiveness occur, as long as the forecasted cash flows of the designated hedged items and the associated swap contracts remain unchanged.
However, on October 1, 2010, in anticipation of the refinancing of our bank credit facility, we de-designated all of our interest rate swap agreements as cash flow hedges. Concurrent with the de-designation of the hedging relationship, hedge accounting was suspended and the amount remaining in accumulated other comprehensive loss associated with this cash flow hedging relationship was frozen. This amount is being amortized into interest expense over the respective remaining term of the associated debt. Prospectively, all changes in the fair value of these interest rate swaps will be recognized immediately in earnings.
Fair Value
Fair value approximates the amount the Company would pay if these contracts were settled at the respective valuation dates. Fair value is estimated based upon current, and predictions of future, interest rate levels along a yield curve, the remaining duration of the instruments and other market conditions, and therefore, is subject to significant estimation and a high degree of variability and fluctuation between periods. The fair value is adjusted, to reflect the impact of credit ratings of the counterparties or the Company, as applicable. These adjustments resulted in a reduction in the fair values as compared to their settlement values.
Credit risk relating to derivative counterparties is mitigated by using multiple, highly rated counterparties, and the credit quality of each is monitored on an ongoing basis.
The fair values of our derivative instruments at December 31, 2010 and 2009 include  $0.2 million and  $1.6 million, respectively, of credit valuation adjustments to reflect the impact of the credit ratings of both the Company and our counterparties, based primarily upon the market value of the credit default swaps of the respective parties. These credit valuation adjustments resulted in a reduction in the fair values of our derivative instruments as compared to their settlement values.
Classification of Changes in Fair Value
The effect of derivative instruments on the consolidated statements of operations for the years ended December 31, 2010, 2009 and 2008 was as follows (in thousands):

Derivatives in a Cash Flow Hedging Relationship - Interest Rate Swap Contracts	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)	Location of Gain (Loss) Reclassified from AOCI into Income (Ineffective Portion)	Gain (Loss) Reclassified from AOCI into Income (Ineffective Portion)
December 31, 2010	$16,356	Interest expense	$(4,580)
December 31, 2009	2,871	Interest expense	2,081
December 31, 2008	(14,221)	Interest expense	2,146

Derivatives Not Designated as Hedging Instruments - Interest Rate Swap Contracts	Location of Gain (Loss) Recognized in Income on Derivative (Ineffective Portion)	Gain (Loss) Recognized in Income on Derivative (Ineffective Portion)
December 31, 2010	Fair value adjustment of derivative instruments	$(480)
December 31, 2009	Fair value adjustment of derivative instruments	—
December 31, 2008	Fair value adjustment of derivative instruments	425
The net effect of our floating-to-fixed interest rate swaps resulted in an increase in interest expense of  $22.7 million,  $23.6 million and  $5.2 million for the years ended December 31, 2010, 2009 and 2008, as compared to the contractual rate of the underlying hedged debt, for these periods.
During the year ended December 31, 2010, upon de-designation of our interest rate swap agreements as hedges, we recognized  $0.5 million as a loss on the change in the fair value of these swaps. In addition, during the years ended December 31, 2010, 2009 and 2008, the Company amortized  $4.6 million,  $2.1 million and  $2.1 million in OCI related to these, and other derivatives that were previously de-designated as hedging instruments.
During the year ending December 31, 2011, the Company anticipates that approximately a  $11.5 million loss will be reclassified from OCI to earnings, as part of interest expense, related to effective hedge results during the period the hedge was in effect.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies Disclosure
COMMITMENTS AND CONTINGENCIES
Commitments
Echelon
On August 1, 2008, due to the difficult environment in the capital markets, as well as weak economic conditions, we announced the delay of our multibillion dollar Echelon development project on the Las Vegas Strip. At such time, we did not anticipate the severity and the long-term effects of the current economic downturn, evidenced by lower occupancy rates, declining room rates and reduced consumer spending across the country, but particularly in the Las Vegas geographical area; nor did we predict that the incremental supply becoming available on the Las Vegas Strip would face such depressed demand levels, thereby elongating the time for absorption of this additional supply into the market. The credit markets have yet to show significant recovery, thereby rendering financing for this type of development unavailable. Based on our current outlook, and as previously disclosed, we do not expect to resume construction for three to five years.
Nonetheless, we remain committed to having a significant presence on the Las Vegas Strip. During the suspension period, we intend to consider alternative development options for Echelon, which may include developing the project in phases, alternative capital structures for the project, scope modifications to the project, or additional strategic partnerships, among others. We can provide no assurances as to when, or if, construction will resume on the project, or if we will be able to obtain alternative sources of financing for the project.
The change in circumstances implied that the carrying amounts of the assets related to Echelon may not be recoverable; therefore, we performed an impairment test of these assets during the year ended December 31, 2009. This impairment test was comprised of a future undiscounted cash flow analysis, and contemplated several viable alternative plans for the future development of Echelon. The cash inflows related to the revenue projections for the individual components associated with each planned construction scenario, offset by outflows for estimated costs to complete the development and ongoing maintenance and operating costs. Because no specific strategic plan can be determined with certainty at this time, the analysis considered the net cash flows related to each alternative, weighted against its projected likelihood. The outcome of this evaluation resulted in no impairment of Echelon's assets, as the estimated weighted net undiscounted cash flows from the project exceed the current carrying value of the assets of approximately  $928 million at December 31, 2009. As we further develop and explore the viability of alternatives for the project, we will continue to monitor these assets for recoverability. If we are subject to a noncash write-down of these assets, it could have a material adverse impact on our consolidated financial statements.
As part of our delay of the project, we expect to incur approximately  $2 million of capitalized costs, principally related to the offsite fabrication of a skylight and curtain wall as well as offsite improvements. In addition, we expect recurring project costs, consisting primarily of monthly charges related to construction of the central energy center, site security, property taxes, rent and insurance, of approximately  $17 million per annum that will be charged to preopening or other expense as incurred during the project's suspension period.
The following information summarizes the contingencies with respect to our various material commitments, which are in addition to capitalized costs and annual recurring project costs, related to Echelon:
Energy Sales Agreement - As discussed in Note 1, Summary of Significant Accounting Policies - Basis of Presentation, in April 2007, we entered into an ESA with LVE. LVE is a joint venture between Marina Energy LLC and DCO ECH Energy, LLC. LVE will design, construct, own (other than the underlying real property which is leased from Echelon), and operate a central energy center and energy distribution system to provide electricity, emergency electricity generation, and chilled and hot water to Echelon and potentially other joint venture entities associated with the Echelon development project or other third parties. However, since we are obligated to purchase substantially all of the output of the central energy center, we are the primary beneficiary under the terms of the ESA. The term of the ESA is 25 years, beginning when Echelon commences commercial operations. Assuming the central energy center is completed and functions as planned, we will pay a monthly service fee, which is comprised of a fixed capacity charge, an escalating operations and maintenance charge, and an energy charge. The aggregate of our monthly fixed capacity charge portion of the service fee will be  $23.4 million per annum, (the “Annual Fixed Capacity Charge”). The Annual Fixed Capacity Charge, which will be payable for a 25-year period, was to commence in November 2010. However, LVE has suspended construction of the central energy center and the obligation to pay the Fixed Capacity Charge has not commenced.
On April 6, 2009, LVE notified us that, in its view, Echelon will be in breach of the ESA unless it recommences and proceeds with construction of the Echelon development project by May 6, 2009. We believe that LVE's position is without merit; however, in the event of litigation, we cannot state with certainty the eventual outcome nor estimate the possible loss or range of loss, if any, associated with this matter.
On March 7, 2011, Echelon and LVE entered into both the Purchase Option Agreement and the Periodic Fee Agreement. LVE has agreed not to initiate any litigation with respect to its April 6, 2009 claim of an alleged breach of the ESA and both Echelon and LVE have mutually agreed that neither LVE nor Echelon would give notice of, file or otherwise initiate any claim or cause of action, in or before any court, administrative agency, arbitrator, mediator or other tribunal, that arises under the ESA, subject to certain exceptions, and any statute of limitations or limitation periods for defenses, claims, causes of actions and counterclaims shall be tolled while the Periodic Fee Agreement is in effect. Under the Periodic Fee Agreement, Echelon agreed to pay LVE, beginning on March 4, 2011, a monthly Periodic Fee and an operation and maintenance fee until Echelon either (i) resumes construction of the project or (ii) exercises its option to purchase LVE's assets pursuant to the terms of the Purchase Option Agreement. The amount of the Periodic Fee is fixed at  $11.9 million annually through November 2013. Thereafter, the amount of the Periodic Fee will be approximately  $10.8 million annually. The operation and maintenance fee cannot exceed  $0.6 million per annum without Echelon's prior approval. We have posted a letter of credit in the amount of  $6.0 million to secure Echelon's obligation to pay the Periodic Fee and the operation and maintenance fee.
Under the Purchase Option Agreement, Echelon has the right, upon written notice to LVE, to purchase the assets of LVE relating to the central energy center and energy distribution system for a price of  $195.1 million, subject to certain possible adjustments. The ESA will be terminated concurrent with the purchase of the LVE assets.
Line Extension and Service Agreement (“LEA”) - In March 2007, we entered into an LEA with Nevada Power Company (currently known as NV Energy) related to the construction of a substation at Echelon and the delivery of power to Echelon. We have assigned most of our obligations under the LEA to LVE (see Energy Sales Agreement (“ESA”) above). We have retained an obligation to pay liquidated damages of  $5.0 million to NV Energy, in the event that Echelon does not physically accept permanent electric service by January 1, 2012 through the substation to be built by NV Energy pursuant to the LEA. On August 29, 2008, NV Energy issued a letter declaring a force majeure event that extends the time for performance of obligations under the LEA, including its obligation to construct the substation from which Echelon is to accept delivery of permanent electric service. Our contingent liability to pay liquidated damages to NV Energy will be recorded and charged to expense on our consolidated statement of operations when, or if, it becomes probable that we will not be able to accept, in accordance with the terms of the LEA, permanent electric service from a substation when built by NV Energy.
Construction Agreements - We have exercised our rights under our standard form construction contracts to terminate our agreements with our contractors. All major construction agreements have been terminated and closed-out with final payments made to the contractors in exchange for final releases, with the exception of certain custom skylight, curtain wall, and elevator orders, which we are in the process of closing out based upon final material deliveries and negotiations. Storage of our steel continues under long-term offsite lease agreements.
Clark County Fees - In November 2007, we entered into an agreement with Clark County for the development of the project. The agreement requires payment of  $5.2 million, allocated among four annual installments, which commenced in January 2008. We have made the first of those payments. In December 2008, Clark County granted us a one year deferral for each of the remaining fixed annual installments due under the development agreement. Clark County is in the process of reviewing our request for a further deferral of the remaining fixed annual payments for up to five years. While they consider our request, no payments are due. Furthermore, we are also responsible for our share of the cost of new pedestrian bridges that may be constructed by Clark County, of which our share is estimated to be  $8 million. The bridges will not be required to be built until after construction Echelon on recommences.
Construction Insurance - Effective July 2007, we obtained construction insurance coverage from various insurance carriers for workers' compensation and employer's liability, general liability, excess liability, builder's risk, and related coverage. The policies have varying provisions regarding fixed and variable premiums, prepaid and annual premiums, minimum premiums, and cancellation rights. We believe that each of the policies may be terminated by us, and in each case, we are only liable for the earned premium set forth in each of the policies. Employer's liability and excess liability premiums have been fully paid through December 2011 and builder's risk premiums have been fully paid through September 2011. The workers' compensation and general liability policy was terminated on December 15, 2010, concluding in a refund of premium of  $4 million and a decrease in outstanding letters of credit to  $2 million.
LEED Tax Credits - We are pursuing Echelon's certification under the Leadership in Energy and Environmental Design (“LEED”) Silver Standard (or equivalent) for the project as part of the State of Nevada's tax incentive program (the “LEED Program”). The LEED Program allows for Echelon to receive an exemption on the non-state, local sales and use tax rate of 5.75% on qualifying construction materials purchased prior to December 31, 2010. As we intend to resume construction of Echelon and qualify for the LEED Silver Standard (or equivalent) certification, we will not record a liability for the abated local portion of sales and use tax on the qualifying construction materials; however, if Echelon does not open or if it fails to qualify for the LEED Silver Standard certification (or equivalent) after its completion, we will accrue and pay the deferral amount of sales and use tax ( $9.2 million at December 31, 2010), plus interest at the rate of 6% per annum, which will be recorded as construction in progress on our consolidated balance sheet. We remain eligible for the LEED program, notwithstanding our suspension of the Echelon project.
Other Agreements - Certain other agreements, such as office leases and warehouse leases will be charged to preopening expense as incurred. While we can provide no assurances, we do not believe that any of our other agreements for the project give rise to any material liabilities resulting from the delay of the project. We believe that continuing committed costs under the lease agreements, on an aggregate basis, will be  $2.3 million in 2011, decreasing to approximately  $0.8 million annually thereafter.
Boyd Leases
Certain of our properties located in our Las Vegas Locals Reportable Segment are on land leases. The Orleans is situated on approximately 77 acres of leased land. The lease had an effective commencement date of October 1, 1995, an initial term of 50 years, and includes an option, exercisable by us, to extend the initial term for an additional 25 years. The lease provides for monthly rental payments of  $0.3 million through February 2011 which such annual rental payments will thereafter increase by a compounding basis at a rate of 3.0% per annum. In addition, we have an option to purchase the real property during a two-year period commencing February 2016. Suncoast is situated on approximately 49 acres of leased land. The initial term of the land lease expires in December 2055. The lease contains three options to extend the term of the lease for 10 years each. The lease provides for monthly rental payments of approximately  $0.2 million in 2004 that increase slightly each year. The landlord has the option to require us to purchase the property at the end of 2014 and each year end through 2018, at the fair market value of the real property at the time the landlord exercises the option, subject to certain pricing limitations. If we do not purchase the property if and when required, we would be in default under the lease agreement.
In addition, we have land leases related to certain of our Downtown Las Vegas Reportable Segment (California and Fremont). The California is situated on approximately 13.9 acres of owned land, and 1.6 acres of leased land. The leased land had an effective commencement date of September 1, 1973 with a term of 60 years. The lease provides for monthly rental payments of  $3,000 for the first 10 months, and  $6,500 from July 1, 1974 through August 31, 2003, with a cost-of-living index adjustment preceding the initial month of each of the eight three year periods and the final two-year and two-month period. Monthly rent for the last 30 years of the lease will be negotiated and agreed upon, but shall be no less than  $6,500 per month, or less than any rent computed for a prior month, whichever is more. In addition, we have the right of first refusal in the event the lessor shall receive from a third party a bona fide offer to purchase the premises. The Fremont is situated on approximately 2.7 acres of land, of which 0.9 acres are leased pursuant to six separate long-term ground lease agreements (collectively, the “Fremont Ground Leases”). The Fremont Ground Leases have lease terms ranging between 79 to 99 years. Five of the Fremont Ground Leases have expiration dates in either July or August 2053, and the sixth Fremont Ground Lease has an expiration date in December 2077. Only one of the Fremont Ground Leases, the one which expires in December 2077, also contains a right of first refusal in the event that the lessor intends to sell that leased premises. None of the Fremont Ground Leases have option rights to further extend their lease terms. Each of the Fremont Ground Leases provide for monthly rental payments, with a cumulative current monthly rent of approximately  $0.1 million. The monthly rental obligations of the Fremont Ground Leases are generally subject to periodic adjustment based on changes in the consumer price index (“CPI”). Principally, these CPI adjustments are done in either 5 or 10 year lease term cycles; however, one of the Fremont Ground Leases adjusts every two years of its lease term.
In addition, we have land leases related to certain of our Midwest and South Reportable Segment (Sam's Town Tunica, Treasure Chest and Sam's Town Shreveport). Sam's Town Tunica is located on approximately 150 acres of owned real estate (the “Property”). However, the original sellers of the Property have an option to repurchase the Property in 2033 (the “Option Exercise Date”) for  $0.9 million. The option will be deemed to be automatically exercised unless the original sellers notify the Company to the contrary at least 60 days prior to the Option Exercise Date. Sam's Town Shreveport is a party to a Hotel Ground Lease with the City of Shreveport dated as of March 10, 1998, as amended, and an Amended and Restated Ground Lease dated as of March 10, 1998, as amended (together, the “Shreveport Ground Leases”). The initial terms of the Shreveport Ground Leases expired on April 30, 1999 but the Shreveport Ground Leases have been renewed and are still in effect. The Shreveport Ground Leases may be renewed for additional renewal terms which finally expire on March 10, 2048. Aggregate rent payable under the Shreveport Ground Leases is equal to (1) base rent of  $532,306 (currently) plus (2) percentage rent of 1% of the adjusted gross revenue from hotel and casino operations plus (3) 4.75% of adjusted gross gaming revenue for admission taxes. Also, real estate taxes, insurance, utilities and other charges against the property are payable by the Company. Sam's Town Shreveport is also a party to a Commercial Lease with the State of Louisiana dated as of July 6, 1994, as amended by an amendment dated as of April 24, 2001 (together, the “Lease”). The initial term of the Lease expired in July 2004 but was renewed for an additional 10 year term and is still in effect. The Lease may be renewed for two additional 10-year renewal terms. The annual rent now payable under the Lease is  $0.07 million. Treasure Chest is a party to an Amended and Restated Lease for Parking and Other Amenities with the City of Kenner dated as of December 3, 1993, as amended (the “Lease”). The initial term of the Lease expired but the Lease has been renewed and is still in effect. The Lease may be renewed for additional renewal terms which finally expire on July 1, 2029. Rent payable under the Lease is the sum of (1) a base rent determined by formula plus (2) a  $2.50 per capita rent for each person entering the casino. For the calendar year 2010, total rent paid to the City was  $4.6 million. Treasure Chest is also a party to a Commercial Lease with the State of Louisiana dated as of March 9, 1994 (the “State Lease”). The initial term of the State Lease expired in March 2004 but was renewed for an additional 10 year term and is still in effect. The Lease may be renewed for two additional 10-year renewal terms. The annual rent now payable under the Lease is  $0.1 million.
Borgata Leases
As of December 31, 2010, MDDC owns approximately 26.0 acres of land and all improvements thereon with respect to that portion of the property consisting of the Borgata Hotel. In addition, MDDC, as lessee, entered into a series of ground leases with MGM, as lessor, for a total of approximately 19.6 acres of land underlying the public space expansion, the rooms expansion, a parking structure, a surface parking lot, and a proposed alternative parking structure. On November 4, 2010, MGM announced that it had closed the sale of land leased to MDDC for the public space expansion, rooms expansion, parking structure and proposed alternative parking structure. Other than MDDC's obligation to pay rent (in an amount equal to the amount paid under the parking structure ground lease) and property taxes pursuant to the alternative parking structure ground lease, Borgata's obligations under the ground leases were not modified by the sale. The leases consist of:

•
Lease and Option Agreement, dated as of January 16, 2002, as amended by a letter agreement, dated April 10, 2009, a letter agreement, dated September 21, 2009, the Modification of Lease and Option Agreement, dated as of August 20, 2004, and the Second Modification of Employee Parking Structure Lease and Option Agreement, dated March 23, 2010, for approximately 2.0 acres of land underlying the parking garage;

•
Expansion Ground Lease, dated as of January 1, 2005, as amended by the Modification of Expansion Ground Lease, dated March 23, 2010, for approximately 3.5 acres of land underlying the Public Space Expansion;

•
Tower Expansion & Additional Structured Parking Ground Lease Agreement, dated as of January 1, 2005, as amended by the Modification of Tower Expansion & Additional Structured Parking Ground Lease Agreement, dated February 20, 2010, and the Second Modification of Tower Expansion & Additional Structured Parking Ground Lease Agreement, dated March 23, 2010, for approximately 1.6 acres of land underlying the Rooms Expansion and 2.7 acres of land underlying a parking structure each;

•
Surface Lot Ground Lease, dated as of August 20, 2004, as amended by the Modification of Surface Lot Ground Lease, dated March 23, 2010, for approximately 8.4 acres of land consisting of the surface parking lot; and

•	Ground Lease Agreement, dated as of March 23, 2010, for approximately 1.4 acres of land underlying a proposed additional parking structure.
Pursuant to the alternative parking structure ground lease, (i) commencing on the date of the Divestiture Trust's agreement to sell the land underlying the ground leases, MDDC became responsible for all real property taxes assessed against the land underlying the alternative parking structure ground lease and (ii) payment of monthly rent under the alternative parking structure ground lease shall be deferred until the earliest to occur of (x) the date 18 months following the execution of the sale agreement, (y) completion of construction of The Water Club parking garage, and (z) expiration of the term of the Divestiture Trust. Effective as of the date of execution of the sale agreement, the monthly rent due under the alternative parking structure ground lease was in an amount consistent with the rent due under the parking structure ground lease on a per square foot basis.

The lease terms extend until December 31, 2070 with the exception of the surface parking lot lease which could be terminated by either party upon 30 days written notice. In addition, the surface parking lot ground lease will terminate on any termination of the Divestiture Trust, unless the NJCCC approves an extended term of such lease.
MDDC owns all improvements made on the leased lands during the term of each ground lease. Upon expiration of such term, ownership of such improvements reverts back to the landlord.
If during the term of the rooms expansion ground lease, the public space expansion ground lease or the alternate parking structure ground lease, the third party landlord ("Landlord") or any person associated with the Landlord is found by the NJCCC to be unsuitable to be associated with a casino enterprise and such person is not removed from such association in a manner acceptable to the NJCCC, then MDDC may, upon written notice to the Landlord, elect to purchase the leased land for the appraised value as determined under the terms of such ground leases, unless the Landlord elects, upon receipt of such notice, to sell the land to a third party, subject to the ground leases. If the Landlord elects to sell the land to a third party but is unable to do so within one year, then the Landlord must sell the land to MDDC for the appraised value.
In addition, MDDC has an option to purchase the land leased under the parking structure ground lease at any time during the term of that lease so long as it is not in default thereunder, at fair market value as determined in accordance with the terms of parking structure ground lease. In the event that the land underlying the surface parking lot ground lease is sold to a third party, MDDC has the option to build a parking garage, if necessary, to replace the lost parking spaces on the land underlying the alternate parking structure ground lease.
Future Minimum Lease Payments and Rental Income
Future minimum lease payments required under noncancelable operating leases, which are primarily these land leases, as of December 31, 2010 are as follows:

	For the Year Ending December 31,
	Boyd Gaming Lease Obligations	Borgata Lease Obligations	Total Lease Obligations
	(In thousands)
2011	$15,455	$6,558	$22,013
2012	11,912	6,435	18,347
2013	11,746	5,861	17,607
2014	10,767	5,708	16,475
2015	9,844	5,708	15,552
Thereafter	414,174	313,949	728,123
	$473,898	$344,219	$818,117
Rent expense for the years ended December 31, 2010, 2009 and 2008 was  $26.7 million,  $18.1 million and  $19.8 million, respectively, and is included in selling, general and administrative expenses on the accompanying consolidated statements of operations.
Future minimum rental income, which is primarily related to retail and restaurant facilities located within our properties, as of December 31, 2010 is as follows:

	For the Year Ending December 31,
	Boyd Gaming Rental Income	Borgata Rental Income	Total Rental Income
	(In thousands)
2011	$718	$1,772	$2,490
2012	658	1,772	2,430
2013	386	1,206	1,592
2014	81	413	494
2015	75	413	488
Thereafter	8	832	840
	$1,926	$6,408	$8,334
Borgata Tax Credits
Based on New Jersey state income tax rules, Borgata is eligible for a refundable state tax credit under the New Jersey New Jobs Investment Tax Credit (“New Jobs Tax Credit”) because it made a qualified investment in a new business facility that created new jobs. The realization of the credit is contingent upon maintaining certain employment levels for employees directly related to the qualified investment as well as maintaining overall employment levels. Fluctuations in employment levels for any given year during the credit period may eliminate or reduce the credit. The total net credit related to Borgata's original investment was approximately  $75 million over a five-year period that ended in 2007. Incremental net credits related to Borgata's public space expansion and hotel expansion are also available. Borgata was not eligible to receive a credit in 2010 or 2009 due to a reduction in employment levels; however, Borgata recorded  $5.0 million of net New Jobs Tax Credits in arriving at its state income tax provision for the year ended December 31, 2008.
Borgata Expansions
On June 27, 2008, Borgata's second hotel, The Water Club, held its grand opening. The Water Club is a 798-room hotel, featuring five swimming pools, a state-of-the-art spa, and additional meeting and retail space. Borgata financed the expansion from its cash flows from operations and through borrowings under its bank credit facility.
On September 23, 2007, The Water Club, then under construction, sustained a fire that caused damage to property with a carrying value of approximately  $11.4 million. Borgata's insurance policies included coverage for replacement costs related to property damage, with the exception of minor amounts principally related to insurance deductibles and certain other limitations. In addition, Borgata had “delay-in-completion” insurance coverage for The Water Club for certain costs, subject to various limitations and deductibles. On August 10, 2009, Borgata reached a final settlement of  $40 million with its insurance carrier and recognized a gain of  $28.7 million, included in other items and write-downs, net, on its consolidated statement of income, representing the amount of insurance advances in excess of the  $11.3 million carrying value of assets damaged and destroyed by the fire (after its  $0.1 million deductible).
Utility Contract
In 2005, Borgata amended its executory contracts with a wholly-owned subsidiary of a local utility company, extending the end of the terms to 20 years from the opening of The Water Club. The utility company provides Borgata with electricity and thermal energy (hot water and chilled water). Obligations under the thermal energy executory contract contain both fixed fees and variable fees based upon usage rates. The fixed fee components under the thermal energy executory contract are currently estimated at approximately  $11.4 million per annum. Borgata also committed to purchase a certain portion of its electricity demand at essentially a fixed rate, which is estimated at approximately  $1.7 million per annum. Electricity demand in excess of the commitment is subject to market rates based on Borgata's tariff class.
Investment Alternative Tax
The New Jersey Casino Control Act provides, among other things, for an assessment of licensees equal to 1.25% of their gross gaming revenues in lieu of an investment alternative tax equal to 2.5% of gross gaming revenues. Generally, Borgata may satisfy this investment obligation by investing in qualified eligible direct investments, by making qualified contributions or by depositing funds with the New Jersey Casino Reinvestment Development Authority (“CRDA”). Funds deposited with the CRDA may be used to purchase bonds designated by the CRDA or, under certain circumstances, may be donated to the CRDA in exchange for credits against future CRDA investment obligations. CRDA bonds have terms up to fifty years and bear interest at below market rates.
Borgata's CRDA obligations for the years ended December 31, 2010 and 2009 were  $8.1 million and  $8.7 million, respectively, of which valuation provisions of  $4.6 million and  $5.1 million, respectively, were recorded due to the respective underlying agreements.
Purse Enhancement Agreement
In August 2008, Borgata and the ten other casinos in the Atlantic City market (collectively, the “Casinos”) entered into a Purse Enhancement Agreement (the “Agreement”) with the New Jersey Sports & Exposition Authority (the “NJSEA”) and the Casino Reinvestment Development Authority in the interest of further deferring or preventing the proliferation of competitive gaming at New Jersey racing tracks through December 31, 2011. In addition to the continued prohibition of casino gaming in New Jersey outside of Atlantic City, legislation was enacted to provide for the deduction of certain promotional gaming credits from the calculation of the tax on casino gross revenue.
Under the terms of the Agreement, the Casinos are required to make scheduled payments to the NJSEA totaling  $90 million to be used for certain authorized purposes (the “Authorized Uses”) as defined by the Agreement. In the event any of the  $90 million is not used by NJSEA for the Authorized Uses by January 1, 2012, the unused funds shall be returned by NJSEA to the Casinos pro rata based upon the share each casino contributed. For each year, each casino's share of the scheduled payments will equate to a percentage representing its gross gaming revenue for the prior calendar year compared to the gross gaming revenues for that period for all Casinos. Each casino, solely and individually, shall be responsible for its respective share of the scheduled amounts due. In the event that any casino shall fail to make its payment as required, the remaining Casinos shall have the right, but not the obligation, to cure a payment delinquency. As a result, Borgata expenses its pro rata share of the  $90 million, estimated to be approximately  $15.0 million based on its actual market shares of gross gaming revenue, on a straight-line basis over the applicable term of the Agreement. Borgata recorded expense of  $5.1 million and  $4.8 million during the years ended December 31, 2010 and 2009, respectively.

Contingencies
Copeland
Alvin C. Copeland, the sole shareholder (deceased) of an unsuccessful applicant for a riverboat license at the location of our Treasure Chest Casino (“Treasure Chest”), has made several attempts to have the Treasure Chest license revoked and awarded to his company. In 1999 and 2000, Copeland unsuccessfully opposed the renewal of the Treasure Chest license and has brought two separate legal actions against Treasure Chest. In November 1993, Copeland objected to the relocation of Treasure Chest from the Mississippi River to its current site on Lake Pontchartrain. The predecessor to the Louisiana Gaming Control Board allowed the relocation over Copeland's objection. Copeland then filed an appeal of the agency's decision with the Nineteenth Judicial District Court. Through a number of amendments to the appeal, Copeland unsuccessfully attempted to transform the appeal into a direct action suit and sought the revocation of the Treasure Chest license. Treasure Chest intervened in the matter in order to protect its interests. The appeal/suit, as it related to Treasure Chest, was dismissed by the District Court and that dismissal was upheld on appeal by the First Circuit Court of Appeal. Additionally, in 1999, Copeland filed a direct action against Treasure Chest and certain other parties seeking the revocation of Treasure Chest's license, an award of the license to him, and monetary damages. The suit was dismissed by the trial court, citing that Copeland failed to state a claim on which relief could be granted. The dismissal was appealed by Copeland to the Louisiana First Circuit Court of Appeal. On June 21, 2002, the First Circuit Court of Appeal reversed the trial court's decision and remanded the matter to the trial court. On January 14, 2003, we filed a motion to dismiss the matter and that motion was partially denied. The Court of Appeal refused to reverse the denial of the motion to dismiss. In May 2004, we filed additional motions to dismiss on other grounds. There was no activity regarding this matter during 2005 and 2006, and the case was set to be dismissed by the court for failure to prosecute by the plaintiffs in mid-May 2007; however on May 1, 2007, the plaintiff filed a motion to set a hearing date related to the motions to dismiss. The hearing was scheduled for September 10, 2007, at which time all parties agreed to postpone the hearing indefinitely. The hearing has not yet been rescheduled. Mr. Copeland has since passed away and his son, the executor of his estate, has petitioned the court to be substituted as plaintiff in the case. On June 9, 2009, the plaintiff filed to have the exceptions set for hearing. The parties decided to submit the exceptions to the court on the previously filed briefs. The court issued a ruling denying the exceptions on August 9, 2010. Copeland's counsel indicated a desire to move forward with the litigation and requested that the parties respond to outstanding discovery. Subsequently, on August 11, 2010, Robert J. Guidry, the co-defendant, filed a third party demand against the U.S. Attorney's Office seeking enforcement of Guidry's plea agreement which would limit Guidry's exposure in the case. On September 9, 2010, the U.S. Attorney's Office removed the suit to the U.S. District Court, Middle District of Louisiana. Pending before the District Court are a Motion to Dismiss for failing to state a cause of action filed by Guidry, asserting the same arguments he tried in state court, which the Company joined and a Motion to Dismiss for Lack of Subject Matter Jurisdiction filed by the U.S. Attorney. The motions have been fully briefed and submitted to the Court and will be heard by the U.S. District Court on March 16, 2011. If the case is dismissed for lack of subject matter jurisdiction, it will be remanded to the state court. We currently are vigorously defending the lawsuit. If this matter ultimately results in the Treasure Chest license being revoked, it could have a significant adverse effect on our business, financial condition and results of operations.
Nevada Use Tax Refund Claims
On March 27, 2008, the Nevada Supreme Court issued a decision in Sparks Nugget, Inc. vs. The State of Nevada Department of Taxation (the “Department”), holding that food purchased for subsequent use in the provision of complimentary and/or employee meals was exempt from use tax. On April 14, 2008, the Department filed a Petition for Rehearing (the “Petition”) on the decision. Additionally, on the same date the Nevada Legislature filed an Amicus Curiae brief in support of the Department's position. The Nevada Supreme Court denied the Department's Petition on July 17, 2008. We paid use tax, over the period November 2000 through May 2008, on food purchased for subsequent use in complimentary and employee meals at our Nevada casino properties and estimate the refund to be in the range of  $17.1 million to  $19.4 million, including interest. In late 2009, the Department audited our refund claim and subsequently issued a  $12.3 million sales tax assessment, plus interest of  $7.5 million. The Department continues to deny our refund claim and issued the assessment based on their position that the complimentary and employee meals at issue are now subject to sales tax. We do not believe the Department's arguments have any merit, and we appealed both the denial of the refund claim as well as the assessment in a hearing before the Nevada Administrative Law Judge in September 2010. All post-hearing briefs were filed by January 31, 2011. In December 2010, a split decision was issued by the same judge in a factually similar hearing with another taxpayer; and such decision was appealed to the Nevada State Tax Commission (the "Commission") by both the taxpayer and the Department. As a result of the Commission appeal, the judge has postponed a decision in our case, pending the outcome of the Commission's decision, the timing of which is uncertain as of December 31, 2010. Due to uncertainty surrounding the judge's decision in our case, as well as the ultimate resolution of the Commission appeal, we will not record any gain until the tax refund is realized. For periods subsequent to May 2008, although we have received an assessment from the Department, we have not accrued a liability for sales tax on complimentary and employee meals at our Nevada casino properties, as we do not believe it is probable, based on both procedural issues and the technical merits of the Department's arguments, that we will owe this tax.
Blue Chip Property Taxes
In May 2007, Blue Chip received a valuation notice indicating an unanticipated increase of nearly 400% to its assessed property value as of January 1, 2006. At that time, we estimated that the increase in assessed property value could result in a property tax assessment ranging between  $4 million and  $11 million for the eighteen-month period ended June 30, 2007. We recorded an additional charge of  $3.2 million during the three months ended June 30, 2007 to increase our property tax liability to  $5.8 million at June 30, 2007 as we believed that was the most likely amount to be assessed within the range. We subsequently received a property tax bill related to our 2006 tax assessment for  $6.2 million in December 2007. As we have appealed the assessment, Indiana statutes allow for a minimum required payment of  $1.9 million, which was paid against the  $6.2 million assessment in January 2008. In February 2009, we received a notice of revaluation, which reduced the property's assessed value by  $100 million and the tax assessment by approximately  $2.2 million per year. We have subsequently paid the minimum required payment of  $1.9 million against provisional bills received in 2007 through 2010, all of which were based on the 2006 valuation notice. We have not received valuation notices for years 2007 through 2010. We believe the assessment for the period from January 1, 2006 through December 31, 2010 could result in a property tax assessment ranging between  $13.7 million and  $28.6 million. We have accrued, net of the payments discussed above, approximately  $21.0 million of property tax liability as of December 31, 2010, based on what we believe to be the most likely assessment within our range, once all appeals have been exhausted; however, we can provide no assurances that the estimated amount will approximate the actual amount. The final 2006 assessment, post appeals, as well as the March 1, 2007 through 2010 assessment notices, which have not been received as of December 31, 2010, could result in further adjustment to our estimated property tax liability at Blue Chip.
Legal Matters
We are also parties to various legal proceedings arising in the ordinary course of business. We believe that, except for the Copeland matter discussed above, all pending claims, if adversely decided, would not have a material adverse effect on our business, financial position or results of operations.

Stockholders Equity and Stock Incentive Plans	12 Months Ended
Dec. 31, 2010
Stockholders' Equity and Stock Incentive Plans [Abstract]
Shareholders' Equity and Share-based Payments [Text Block]
STOCKHOLDERS' EQUITY AND STOCK INCENTIVE PLANS
Share Repurchase Program
Pursuant to authorization by our Board of Directors, under our share repurchase program, up to  $100 million of our common stock is available to be repurchased. We are not obligated to purchase any shares under our stock repurchase program.
Subject to applicable corporate securities laws, repurchases under our stock repurchase program may be made at such times and in such amounts as we deem appropriate. Purchases under our stock repurchase program can be discontinued at any time that we feel additional purchases are not warranted. We intend to fund any repurchases with existing cash resources and availability under our Amended Credit Facility.
We are also subject to certain limitations regarding the repurchase of common stock, such as restricted payment limitations related to our outstanding notes and our Amended Credit Facility.
During the year ended December 31, 2009, we repurchased and retired 1.7 million shares of our common stock at an average price of  $4.61 per share. We are currently authorized to repurchase up to an additional  $92.1 million in shares of our common stock under the share repurchase program. There were no such transactions during the years ended December 31, 2010 or 2008.
In the future, we may acquire our debt or equity securities, through open market purchases, privately negotiated transactions, tender offers, exchange offers, redemptions or otherwise, upon such terms and at such prices as we may determine from time to time.
Dividends
Dividends are declared at our Board's discretion. We are subject to certain limitations regarding the payment of dividends, such as restricted payment limitations related to our outstanding notes and our bank credit facility. The following table sets forth the cash dividends declared and paid during the three year period ended December 31, 2010.

Payment Date	Record Date	Dividend per Share
March 3, 2008	February 18, 2008	$0.15
June 2, 2008	May 14, 2008	$0.15
In July 2008, our Board of Directors suspended the quarterly dividend for the current and future periods. Dividends paid during the year ended December 31, 2008 totaled  $26.3 million.
Stock Option Incentive Plan
On May 15, 2008, at our 2008 Annual Meeting of Stockholders, the Company's stockholders approved an amendment to our 2002 Stock Incentive Plan, increasing the maximum number of shares of Boyd Gaming Corporation's common stock authorized for issuance over the term of such plan by 5 million shares, from 12 million to 17 million shares. Under our 2002 Stock Incentive Plan, approximately 2.2 million shares remain available for grant at December 31, 2010. The number of authorized but unissued shares of common stock under this plan as of December 31, 2010 was approximately 14.6 million shares.
Options granted under the plan generally become exercisable ratably over a three-year period from the date of grant. Options that have been granted under the plan had an exercise price equal to the market price of our common stock on the date of grant and will expire no later than ten years after the date of grant.
Summarized stock option plan activity for the years ended December 31, 2010, 2009 and 2008 is as follows.

	Options	Weighted Average Option Price	Weighted Average Remaining Term	Aggregate Intrinsic Value
			(In years)	(In thousands)
Outstanding at January 1, 2008	7,671,250	$35.63
Granted	1,396,240	7.08
Cancelled	(225,310)	38.68
Exercised	(55,700)	8.47
Outstanding at December 31, 2008	8,786,480	31.19
Granted	1,426,992	7.57
Cancelled	(614,018)	32.20
Exercised	(29,797)	5.39
Outstanding at December 31, 2009	9,569,657	27.68
Granted	1,190,867	8.34
Cancelled	(126,496)	24.64
Exercised	(114,525)	6.31
Outstanding at December 31, 2010	10,519,503	$25.76	6.3	$12,089

Exercisable at December 31, 2009	6,678,128	$33.81	6.0	$1,027

Exercisable at December 31, 2010	7,950,012	$31.55	5.4	$4,824
Share-based compensation costs related to stock option awards are calculated based on the fair value of each option grant on the date of the grant using the Black-Scholes option pricing model.
The following table summarizes the information about stock options outstanding and exercisable at December 31, 2010.

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted-Average Remaining Contractual Life (Years)	Weighted-Average Exercise Price	Number Exercisable	Weighted-Average Exercise Price
$4.35 - $4.58	44,250	0.8	$4.54	44,250	$4.54
6.60 - 6.60	1,225,552	7.7	6.60	788,860	6.60
7.55 - 7.55	1,379,823	8.8	7.55	456,890	7.55
8.34 - 8.34	1,199,367	9.8	8.34	2,834	8.34
11.28 - 33.31	759,190	2.4	16.66	745,857	16.51
36.76 - 36.76	1,454,326	3.9	36.76	1,454,326	36.76
38.11 - 38.11	491,000	6.9	38.11	491,000	38.11
39.00 - 39.00	1,439,500	5.6	39.00	1,439,500	39.00
39.78 - 39.78	1,141,834	6.6	39.78	1,141,834	39.78
39.96 - 52.35	1,384,661	4.7	40.37	1,384,661	40.37
4.35 - 52.35	10,519,503	6.3	25.76	7,950,012	31.55
The total intrinsic value of in-the-money options exercised during the years ended December 31, 2010, 2009 and 2008 was  $0.7 million,  $0.1 million and  $0.6 million, respectively. The total fair value of options vested during the years ended December 31, 2010, 2009 and 2008 was approximately  $9.7 million,  $15.5 million and  $21.5 million, respectively. As of December 31, 2010, there was approximately  $10.0 million of total unrecognized share-based compensation costs related to unvested stock options, which is expected to be recognized over approximately three years, the weighted-average remaining requisite service period.
Restricted Stock Units
Our amended 2002 Stock Incentive Plan provides for the grant of Restricted Stock Units (“RSUs”). An RSU is an award which may be earned in whole, or in part, upon the passage of time or the attainment of performance criteria and which may be settled for cash, shares, or other securities or a combination of such. The RSUs do not contain voting rights and are not entitled to dividends. The RSUs are subject to the terms and conditions contained in the applicable award agreement and our 2002 Stock Incentive Plan.
We annually award RSUs to certain members of our Board of Directors. Each RSU is fully vested upon grant and is to be paid in shares of common stock upon cessation of service to the Company. We also grant RSUs to members of management of the Company, which represents a contingent right to receive one share of our common stock upon vesting.
We granted RSUs to certain members of our executive management in April 2008, totaling approximately 160,000 units. These RSUs will vest in full upon the sooner to occur of (i) April 16, 2013, or (ii) a date after October 16, 2009, upon which the closing price of the Company's common stock is  $25.98 (which represents 150% of the closing price of our common stock on April 15, 2008) or greater for twenty consecutive trading days beginning on or after October 16, 2009.
In November 2009, certain of our executive management employees were granted RSUs, totaling approximately 350,000 units. Each of these RSUs represents a contingent right to receive one share of Boyd Gaming Corporation common stock upon vesting. These RSUs will vest three years from the date of issuance.
Summarized RSU activity for the years ended December 31, 2010, 2009 and 2008 is as follows.

	Restricted Stock Units	Weighted Average Grant Date Fair Value
Outstanding at January 1, 2008	37,100
Granted	547,948	$10.67
Cancelled	(1,696)
Awarded	(11,281)
Outstanding at December 31, 2008	572,071
Granted	421,826	$7.94
Cancelled	(12,508)
Awarded	(11,281)
Outstanding at December 31, 2009	970,108
Granted	485,067	$8.36
Cancelled	(19,080)
Awarded	—
Outstanding at December 31, 2010	1,436,095

Vested at December 31, 2009	124,589

Vested at December 31, 2010	180,701
As of December 31, 2010, there was approximately  $6.8 million of total unrecognized share-based compensation costs related to unvested RSUs, which is expected to be recognized over approximately three years.
Career Shares
Our Career Shares Program is a stock incentive award program for certain executive officers to provide for additional capital accumulation opportunities for retirement and to reward long-service executives. Our Career Shares Program was adopted in December 2006, and modified in October 2010, as part of the overall update of our compensation programs. The Career Shares Program rewards eligible executives with annual grants of Boyd Gaming Corporation stock units, to be paid out at retirement. The payout at retirement is dependent upon the executive's age at such retirement and the number of years of service with the Company. Executives must be at least 55 years old and have at least 10 years of service to receive a payout at retirement. Career Shares do not contain voting rights and are not entitled to dividends. Career Shares are subject to the terms and conditions contained in the applicable award agreement and our 2002 Stock Incentive Plan.
Summarized Career Shares activity for the years ended December 31, 2010, 2009 and 2008 is as follows.

	Career Shares	Weighted Average Grant Date Fair Value
Outstanding at January 1, 2008	23,437
Granted	36,665	$33.31
Cancelled	(313)
Awarded	—
Outstanding at December 31, 2008	59,789
Granted	250,160	$5.00
Cancelled	(5,508)
Awarded	—
Outstanding at December 31, 2009	304,441
Granted	146,622	$8.60
Cancelled	(18,201)
Awarded	—
Outstanding at December 31, 2010	432,862

Vested at December 31, 2009	50,736

Vested at December 31, 2010	122,055
In January 2011, we issued approximately 114,000 Career Shares with a grant date fair value of  $10.81 per share and recorded approximately  $1.0 million of share-based compensation expense.

Share-Based Compensation
The following table summarizes our share-based compensation costs by award type.

	Year Ended December 31,
	2010	2009	2008
Stock Options	$9,104	$13,876	$14,041
Restricted Stock Units	1,759	1,588	1,045
Career Shares	461	424	336
Total shared-based compensation costs	11,324	15,888	15,422
Capitalized share based compensation	—	—	1,398
Total shared-based compensation expense	$11,324	$15,888	$14,024

The following table provides classification detail of the total costs related to our share-based employee compensation plans reported in our consolidated financial statements.

	Year Ended December 31,
	2010	2009	2008
Gaming	$318	$146	$499
Food and beverage	61	15	90
Room	29	5	52
Selling, general and administrative	1,619	3,125	3,183
Corporate expense	9,297	10,683	8,838
Preopening expense	—	1,914	1,362
Total shared-based compensation expense	11,324	15,888	14,024
Capitalized share based compensation	—	—	1,398
Total shared-based compensation costs	$11,324	$15,888	$15,422

Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Loss [Abstract]
Comprehensive Income (Loss) Note
ACCUMULATED OTHER COMPREHENSIVE LOSS
A portion of the net derivative instruments market adjustment included in accumulated other comprehensive loss, net, at December 31, 2010 relates to certain derivative instruments that we de-designated as cash flow hedges. As a result, we expect  $11.5 million of deferred net losses related to these derivative instruments, included in accumulated other comprehensive loss, net, at December 31, 2010, will be amortized as an increase to interest expense on our consolidated statements of operations during the next twelve months.
The following table reports the effects of the changes in the fair valuations of our derivative instruments.

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Fair value adjustment of derivative instruments	$16,356	$2,871	$(14,221)
Tax effect	(5,824)	(979)	5,118
Fair value adjustment of derivative instruments, net of tax	$10,532	$1,892	$(9,103)

Noncontrolling Interest	12 Months Ended
Dec. 31, 2010
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure
NONCONTROLLING INTEREST
Noncontrolling interest represents: (i) the 50% interest in Borgata, held by the Divestiture Trust for the economic benefit of MGM, which was initially recorded at fair value, at the date of the effective change in control, on March 24, 2010; and (ii) all 100% of the members' equity interest in LVE, the variable interest entity which was consolidated in our financial statements effective January 1, 2010, but in which we hold no equity interest. Pursuant to the authoritative guidance for noncontrolling interests, a noncontrolling interest continues to be attributed its share of losses even if that attribution results in a deficit noncontrolling interest balance, as is the case with LVE as presented below.
Changes in the noncontrolling interest since such date are as follows (in thousands):

	Borgata	LVE	Total
Beginning balance	$325,580	$(6,259)	$319,321
Distributions	(123,422)	—	(123,422)
Attributable net income	17,098	(8,720)	8,378
Comprehensive income	—	1,261	1,261
Balance December 31, 2010	$219,256	$(13,718)	$205,538

Borgata
Distributions
In connection with the refinancing of the Borgata credit facility in August 2010, the Holding Company made a  $123.4 million one-time distribution to the Divestiture Trust, reflected above as a distribution to the noncontrolling interest.

LVE
Comprehensive Income
LVE has entered into interest rate derivative contracts in order to hedge exposure to increasing interest rates, and the impact of those rates on the cash flows of its variable-rate debt. LVE's active interest rate swaps are as follows (notional amount and fair value in thousands):

Effective Date	Notional Amount	Fixed Rate	Maturity Date
Derivatives Designated as Hedging Instruments:
December 21, 2007	$131,986	4.59%	November 1, 2013

Derivatives Not Designated as Hedging Instruments:
December 21, 2007	100,000	3.42%	November 1, 2013
Totals	$231,986

The fair value of these derivatives was  $19.9 million at December 31, 2010, which represents the amount LVE would have to pay the counterparty to terminate these contracts as of such date.

At inception, these interest rate derivatives were designated as cash flow hedges and determined to be highly effective. The differential to be paid or received as a result of these swaps is accrued as interest rate changes and it recognized as an adjustment to interest expense. The net effect of LVE's floating-to-fixed interest rate swaps resulted in incremental interest expense of  $2.6 million for the year ended December 31, 2010, as compared to the contractual rate of the underlying hedged debt. The change in fair value of the effective portion of these derivative has been recorded in accumulated other comprehensive loss. During the year ended December 31, 2010, LVE recognized  $1.3 million, in comprehensive income related to the changes in the fair value of the effective portion of these hedge.
Prior to January 1, 2010, the date LVE is first reflected herein, hedge accounting was discontinued on the interest rate swap related to the taxable debt because it was not longer expected to be highly effective in hedging the exposure to increased interest rates and the impact of those rates on cash flows. The ineffective portion of the swap, which caused the variable-rate debt to increase at a slower pace than the contractual increases in notional amount of the swap.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value [Abstract]
Fair Value Disclosures
FAIR VALUE MEASUREMENTS
We have adopted the authoritative accounting guidance for fair value measurements, which does not determine or affect the circumstances under which fair value measurements are used, but defines fair value, expands disclosure requirements around fair value and specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions.
These inputs create the following fair value hierarchy:

•	Level 1: Quoted prices for identical instruments in active markets.

•
Level 2: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

•	Level 3: Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
As required by the guidance for fair value measurements, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Thus, assets and liabilities categorized as Level 3 may be measured at fair value using inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Management's assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of assets and liabilities and their placement within the fair value hierarchy levels.
Balances Measured at Fair Value
The following tables show the fair values of certain of our financial instruments (in thousands).

	December 31, 2010
	Balance	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$145,623	$145,623	$—	$—
CRDA deposits	35,759	35,759	—	—
Liabilities
Derivative instruments	$11,871	$—	$11,871	$—

	December 31, 2009
	Balance	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$93,202	$93,202	$—	$—
Liabilities
Derivative instruments	$29,356	$—	$29,356	$—
The fair value of our cash and cash equivalents, classified in the fair value hierarchy as Level 1, is based on statements received from our banks at December 31, 2010 and 2009. The fair value of Borgata's CRDA deposits, classified in the fair value hierarchy as Level 1, is based on statements received from the CRDA at December 31, 2010 and 2009.
Our derivative instruments are classified in the fair value hierarchy as Level 2 as the LIBOR swap rate is observable at commonly quoted intervals for the full term of the interest rate swaps. See Note 11, Derivative Instruments for further discussion regarding the fair valuation of our interest rate swaps.
Balances Disclosed at Fair Value
The following table provides the fair value measurement information about our long-term debt at December 31, 2010 and 2009.

	December 31, 2010
	Outstanding Face Amount	Carrying Value	Estimated Fair Value	Fair Value Hierarchy
	(In thousands)
Bank credit facility	$1,425,000	$1,425,000	$1,346,625	Level 2
6.75% Senior Subordinated Notes due 2014	215,668	215,668	212,163	Level 1
7.125% Senior Subordinated Notes due 2016	240,750	240,750	217,879	Level 1
9.125% Senior Subordinated Notes due 2018	500,000	490,206	487,755	Level 1
Borgata bank credit facility	60,900	60,900	60,900	Level 2
Borgata 9.50% Senior Secured Notes due 2015	400,000	386,712	375,111	Level 1
Borgata 9.875% Senior Secured Notes due 2018	400,000	387,758	379,518	Level 1
Other	11,761	11,761	11,173	Level 3
Total long-term debt	$3,254,079	$3,218,755	$3,091,124

	December 31, 2009
	Outstanding Face Amount	Carrying Value	Estimated Fair Value	Fair Value Hierarchy
	(In thousands)
Bank credit facility	$1,916,900	$1,916,900	$1,686,872	Level 2
7.75% Senior Subordinated Notes Due 2012	158,832	158,832	160,420	Level 1
6.75% Senior Subordinated Notes Due 2014	248,668	248,668	223,801	Level 1
7.125% Senior Subordinated Notes Due 2016	240,750	240,750	206,925	Level 1
Other	12,413	12,413	11,792	Level 3
Total long-term debt	$2,577,563	$2,577,563	$2,289,810
The estimated fair value of the Amended Credit Facility is based on a relative value analysis performed on or about December 31, 2010 and 2009, respectively. The estimated fair value of Borgata's bank credit facility at December 31, 2010 approximates its carrying value due to the short-term nature and variable repricing of the underlying Eurodollar loans comprising the Borgata bank credit facility. The estimated fair values of our senior subordinated and senior notes and Borgata's senior secured notes are based on quoted market prices as of December 31, 2010 and 2009, respectively. Debt included in the “Other” category is fixed-rate debt that is due March 2013 and is not traded and does not have an observable market input; therefore, we have estimated its fair value based on a discounted cash flow approach, after giving consideration to the changes in market rates of interest, creditworthiness of both parties, and credit spreads.
There were no transfers between Level 1 and Level 2 measurements during the nine months ended December 31, 2010.

Write-downs and Other Items Net	12 Months Ended
Dec. 31, 2010
Write Downs and Other Items Net [Abstract]
Asset Impairment and Other Charges Net [Text Block]
WRITE-DOWNS AND OTHER ITEMS, NET
Write-downs and other items, net, are comprised of the following:

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Asset impairments and write-downs	$736	$42,745	$382,506
Acquisition related expenses	3,977	981	—
Hurricane expenses and related items	—	(1,946)	3,015
Write-downs and other charges, net	$4,713	$41,780	$385,521
Asset Impairments and Write-Downs
During the year ended December 31, 2010, asset impairments and write-downs primarily consisted of the write-down of  $0.5 million related to our investment in certain bonds.
During the year ended December 31, 2009, asset impairments and write-downs primarily consist of the following:

•
Non-cash impairment charge of  $13.5 million related to the write-down of our former investment in the Morgans joint venture. For further explanation regarding our 50% investments in and advances to Morgans, see Note 4, Investments in Other Unconsolidated Subsidiaries, Net, and Note 12, Commitments and Contingencies - Commitments - Echelon.

•
Non-cash impairment charge of  $28.4 million which relates to the write-off of Dania Jai-Alai's goodwill in connection with the January 2009 amendment to the purchase agreement to settle the contingent payment prior to the satisfaction of certain legal conditions (see Note 6, Goodwill).

During the year ended December 31, 2008, asset impairments and write-downs primarily consist of the following:

•
Aggregate non-cash impairment charges of  $290.2 million to write-down certain portions of our goodwill, intangible assets and other long-lived assets to their fair value. The impairment tests for these assets were principally due to the decline in our stock price that caused our book value to exceed our market capitalization, which was an indication that these assets may not be recoverable. The primary reason for these impairment charges related to the ongoing recession, which caused us to reduce our estimates for projected cash flows, reduced overall industry valuations, and caused an increase in discount rates in the credit and equity markets.

•
Non-cash impairment charge of  $84.0 million, principally related to the write-off of Dania Jai-Alai's intangible license right, following our decision to indefinitely postpone redevelopment plans to operate slot machines at the facility. Our decision to postpone the development was based on numerous factors, including the introduction of expanded gaming at a nearby Native American casino, the potential for additional casino gaming venues in Florida, and the existing Broward County pari-mutuel casinos performing below our expectations for the market.

Acquisition Related Expenses
During the years ended December 31, 2010 and 2009, we recorded  $4.0 million and  $1.0 million, respectively, of direct expenses related to evaluating various acquisition opportunities and other business development activities.
Hurricane and Related Items
During the year ended December 31, 2009, we recorded a gain of  $2.1 million, net of hurricane related charges, from the recovery and settlement of our business interruption insurance claim related to the closure of Treasure Chest due to the effects of Hurricane Katrina in 2005.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
EMPLOYEE BENEFIT PLANS
We and Borgata contribute to multi-employer pension plans under various union agreements. Contributions, based on wages paid to covered employees, totaled approximately  $7.1 million,  $1.0 million and  $1.0 million, respectively, for the years ended December 31, 2010, 2009 and 2008. Our share of the unfunded vested liability related to multi-employer plans, if any, is not determinable. As of December 31, 2010, Borgata's share of the unfunded vested liability related to its pension plans is  $47.1 million.
We and Borgata have retirement savings plans under Section 401(k) of the Internal Revenue Code covering our non-union employees. The plans allow employees to defer up to the lesser of the Internal Revenue Code prescribed maximum amount or 100% of their income on a pre-tax basis through contributions to the plans. We expensed our voluntary contributions to the 401(k) profit-sharing plans and trusts of  $5.1 million,  $3.7 million and  $8.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
Segment Reporting Disclosure
SEGMENT INFORMATION
We have aggregated certain of our properties in order to present four Reportable Segments: (i) Las Vegas Locals; (ii) Downtown Las Vegas; (iii) Midwest and South; and (iv) Atlantic City. The table below lists the classification of each of our properties.

Las Vegas Locals
Gold Coast Hotel and Casino	Las Vegas, Nevada
The Orleans Hotel and Casino	Las Vegas, Nevada
Sam's Town Hotel and Gambling Hall	Las Vegas, Nevada
Suncoast Hotel and Casino	Las Vegas, Nevada
Eldorado Casino	Henderson, Nevada
Jokers Wild Casino	Henderson, Nevada

Downtown Las Vegas
California Hotel and Casino	Las Vegas, Nevada
Fremont Hotel and Casino	Las Vegas, Nevada
Main Street Casino, Brewery and Hotel	Las Vegas, Nevada

Midwest and South
Sam's Town Hotel and Gambling Hall	Tunica, Mississippi
Par-A-Dice Hotel Casino	East Peoria, Illinois
Blue Chip Casino, Hotel & Spa	Michigan City, Indiana
Treasure Chest Casino	Kenner, Louisiana
Delta Downs Racetrack Casino & Hotel	Vinton, Louisiana
Sam's Town Hotel and Casino	Shreveport, Louisiana

Atlantic City
Borgata Hotel Casino & Spa	Atlantic City, New Jersey
Results of Operations - Adjusted EBITDA
We determine each of our wholly-owned properties' profitability based upon Property EBITDA, which represents each property's earnings before interest expense, income taxes, depreciation and amortization, preopening expenses, write-downs and other charges, share-based compensation expense, deferred rent, change in value of derivative instruments, and gain/loss on early retirements of debt, as applicable. Reportable Segment Adjusted EBITDA is the aggregate sum of the Property EBITDA for each of the properties included in our Las Vegas Locals, Downtown Las Vegas, and Midwest and South segments, and also includes our share of Borgata's operating income before net amortization, preopening and other items.
Results for Downtown Las Vegas include the results of our travel agency and captive insurance company. Effective April 1, 2008, we reclassified the reporting of our Midwest and South segment to exclude the results of Dania Jai-Alai, our pari-mutuel jai-alai facility, since it does not share similar economic characteristics with our other Midwest and South operations; therefore, the results of Dania Jai-Alai are included as part of the “Other” category on the accompanying table.
We reclassify the reporting of corporate expense on the accompanying table in order to exclude it from our subtotal for Reportable Segment Adjusted EBITDA and include it as part of total other operating costs and expenses. Furthermore, corporate expense is now presented to include its portion of share-based compensation expense. Corporate expense represents unallocated payroll, professional fees, aircraft expenses and various other expenses not directly related to our casino and hotel operations, in addition to the corporate portion of share-based compensation expense. Other operating costs and expenses include Property EBITDA from Dania Jai-Alai, deferred rent, and share-based compensation expense charged to our Reportable Segments. Interest expense is net of interest income and amounts capitalized. Interest expense for the year ended December 31, 2009 includes  $8.9 million of prior period interest expense (from March 1, 2007, the date of the acquisition of Dania Jai-Alai, to December 31, 2008) related to the January 2009 amendment to the purchase agreement resulting in the finalization of our purchase price for Dania Jai-Alai (see Note 6, Goodwill).
The following table sets forth, for the periods indicated, certain operating data for our Reportable Segments, and reconciles Adjusted EBITDA to operating income (loss), as reported in our accompanying consolidated statements of operations for the years ended December 31, 2010, 2009 and 2008.

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Gross Revenues
Las Vegas Locals	$676,751	$713,354	$858,241
Downtown Las Vegas	241,618	251,000	263,005
Midwest and South	822,505	852,209	857,650
Atlantic City	747,405	—	—
Reportable Segment Gross Revenues	2,488,279	1,816,563	1,978,896
Other	6,445	7,603	8,659
Gross revenues	2,494,724	1,824,166	1,987,555

Reportable Segment Adjusted EBITDA
Las Vegas Locals	137,464	155,336	218,591
Downtown Las Vegas	34,227	46,102	40,657
Midwest and South	143,699	165,534	169,063
Atlantic City	144,458	59,470	60,520
	459,848	426,442	488,831

Other operating costs and expenses
Depreciation and amortization	199,275	165,725	170,295
Corporate expense	48,861	47,617	52,332
Preopening expenses	7,459	17,798	20,265
Our share of Borgata's preopening expenses	—	349	2,785
Our share of Borgata's other items and write-downs, net	34	(14,303)	81
Write-downs and other items, net	4,713	41,780	385,521
Other	15,568	11,283	10,981
Total other operating costs and expenses	275,910	270,249	642,260
Operating income (loss)	$183,938	$156,193	$(153,429)
The following table reconciles our operating income from Borgata, as reported in our consolidated statements of operations, to the Atlantic City Reportable Segment Adjusted EBITDA, as reported above:

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Operating income from Borgata	$8,146	$72,126	$56,356
Net amortization expense related to our investment in Borgata	—	1,298	1,298
Adjusted operating income	8,146	73,424	57,654
Our share of Borgata's preopening expenses	—	349	2,785
Our share of Borgata's other items and write-downs, net	34	(14,303)	81
Borgata EBITDA (March 24, 2010 through December 31, 2010)	136,278	—	—
Adjusted EBITDA, Atlantic City	$144,458	$59,470	$60,520
The following table reconciles the presentation of depreciation and amortization expense on our consolidated statements of operations to the presentation on the accompanying table.

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Depreciation and amortization expense, as reported in our consolidated statement of operations	$199,275	$164,427	$168,997
Net amortization expense related to our investment in Borgata	—	1,298	1,298
Depreciation and amortization expense, as reported above	$199,275	$165,725	$170,295
Total Assets
The Company's total assets, by Reportable Segment, consisted of the following amounts at December 31, 2010 and 2009:

	December 31,
	2010	2009
	(In thousands)
Assets
Las Vegas Locals	$1,284,160	$1,333,898
Downtown Las Vegas	136,868	147,260
Midwest and South	1,117,959	1,158,136
Atlantic City	1,463,298	—
Other	288,275	38,626
Total reportable segment assets	4,290,560	2,677,920
Corporate	1,398,729	1,782,037
Total assets	$5,689,289	$4,459,957
Capital Expenditures
The Company's capital expenditures for the years ended December 31, 2010, 2009 and 2008, by Reportable Segment, consisted of the following:

	Year Ended December 31,
	2010	2009	2008
	(In thousands)
Capital Expenditures:
Las Vegas Locals	$11,863	$12,107	$56,117
Downtown Las Vegas	3,356	3,294	3,266
Midwest and South	18,632	21,665	122,965
Atlantic City	12,637	—	—
Other	9,722	185	43
Total Reportable Segment Additions to Property and Equipment	56,210	37,251	182,391
Corporate entities	4,092	33,969	527,508
Total Additions to Property and Equipment	60,302	71,220	709,899
Change in Accrued Property Additions	27,175	86,337	(42,499)
Cash-Based Property Additions	$87,477	$157,557	$667,400

Selected Quarterly Financial Information	12 Months Ended
Dec. 31, 2010
Selected Quarterly Financial Information Unaudited [Abstract]
Quarterly Financial Information [Text Block]
SELECTED QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following table presents selected quarterly financial information for the years ended December 31, 2010 and 2009.

	Year Ended December 31, 2010
	First	Second	Third	Fourth	Year
	(In thousands, except per share data)
Summary Operating Results:
Net revenues	$415,135	$578,446	$595,378	$551,940	$2,140,899
Operating income	44,030	49,676	54,483	35,749	183,938
Net income (loss) attributable to Boyd Gaming Corporation	8,435	3,382	5,591	(7,098)	10,310
Basic and diluted net income (loss) per common share:
Basic net income (loss) per common share	$0.10	$0.04	$0.06	$(0.08)	$0.12
Diluted net income (loss) per common share	$0.10	$0.04	$0.06	$(0.08)	$0.12

	Year Ended December 31, 2009
	First	Second	Third	Fourth	Year
	(In thousands, except per share data)
Summary Operating Results:
Net revenues	$434,845	$422,950	$398,243	$384,948	$1,640,986
Operating income	27,202	56,158	46,912	25,921	156,193
Net income (loss)	(13,828)	12,778	6,315	(1,024)	4,241
Basic and diluted net income (loss) per common share:
Basic net income (loss) per common share	$(0.16)	$0.15	$0.07	$(0.01)	$0.05
Diluted net income (loss) per common share	$(0.16)	$0.15	$0.07	$(0.01)	$0.05

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
RELATED PARTY TRANSACTIONS
Boyd Percentage Ownership
William S. Boyd, our Executive Chairman of the Board of Directors, together with his immediate family, beneficially owned approximately 37% of our outstanding shares of common stock as of December 31, 2010. As such, the Boyd family has the ability to significantly influence our affairs, including the election of members of our Board of Directors and, except as otherwise provided by law, approving or disapproving other matters submitted to a vote of our stockholders, including a merger, consolidation or sale of assets. For each of the years ended December 31, 2010, 2009 and 2008, there were no related party transactions between the Company and the Boyd family.
Compensation of Certain Borgata Employees
Borgata reimburses Boyd for compensation paid to employees performing services for Borgata and for out-of-pocket costs and expenses incurred related to travel. Boyd is also reimbursed for various payments made on Borgata's behalf, primarily related to third party insurance premiums and certain financing fees. The related amounts due to Boyd for these types of expenditures paid by Boyd were  $0.9 million and  $0.8 million at December 31, 2010 and 2009, respectively. Reimbursable expenditures were  $9.1 million,  $7.4 million and  $9.2 million for each of the years ended December 31, 2010, 2009 and 2008, respectively. In each case, reimbursable expenses are included in selling, general and administrative on the consolidated statements of operations.
Borgata Ground Leases
Borgata entered into a series of ground lease agreements with MGM totaling 19.6 acres that provides the land on which Borgata's existing employee parking garage, public space expansion, rooms expansion, modified surface parking lot and proposed alternative parking structure reside. The lease terms extend until December 31, 2070 with the exception of the surface parking lot lease which could be terminated by either party upon 30 days written notice. Borgata did not have any amounts due to MGM for these types of expenditures at either December 31, 2010 or 2009. On November 4, 2010, MGM sold the land comprising the employee parking garage, public space expansion, rooms expansion and proposed alternative parking structure. Related rent incurred was  $5.4 million,  $6.5 million and  $6.1 million for the years ended December 31, 2010, 2009 and 2008, respectively, which was included in selling, general and administrative on the consolidated statements of operations.
Pursuant to the ground lease agreements, Borgata is responsible for reimbursing the land owner for related property taxes paid on its behalf. Borgata did not have any amounts due to MGM or the new land owner for these types of expenditures at either December 31, 2010 or 2009. Related property tax incurred was  $12.9 million,  $12.2 million and  $11.7 million for the years ended December 31, 2010, 2009 and 2008, respectively, which was included in selling, general and administrative on the consolidated statements of operations.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
We have evaluated all events or transactions that occurred after December 31, 2010. During this period, we had the following subsequent event, the effects of which did not require adjustment to our financial position or results of operations as of and for the year ended December 31, 2010.

Periodic Fee Agreement
Significant Terms
On March 7, 2011, Echelon entered into the Periodic Fee Agreement with LVE. The Periodic Fee Agreement is effective from March 7, 2011 (the “Effective Date”) until the earliest to occur of the following events (such earliest date, the “Termination Date”): (i) the date on which Echelon resumes construction of the Echelon resort and the parties agree to certain milestones with respect to the performance of the ESA; (ii) the date on which Echelon has purchased all or substantially all of the assets of LVE pursuant to the terms of the Purchase Option Agreement; and (iii) the date on which LVE draws down and receives the full amount available under the Letter of Credit (as defined below). On and after the Termination Date, the Periodic Fee Agreement shall be null and void and shall be deemed dissolved and of no effect, and the terms of the ESA shall be as they were prior to execution of the Periodic Fee Agreement.
The Periodic Fee Agreement provides for monthly payments by Echelon to LVE of approximately  $1.0 million (subject to a reduction for Echelon’s allocable share of reduced interest costs attributed to Tax-Exempt Bonds (as defined below) LVE redeems in excess of  $27.0 million plus certain operation and maintenance fees (estimated by LVE not to exceed an aggregate of  $0.6 million annually) on March 4, 2011 and the first day of each month, beginning on April 1, 2011 and ending on November 1, 2013. Monthly payments are also due on the first day of each month after November 1, 2013; however, the amount of the payments after such date will be based on the then-outstanding principal amount of LVE’s obligation to its Lenders, the Tax-Exempt Bonds and certain advances from its members.
The Periodic Fee Agreement also provides that from the Effective Date through the Termination Date, neither LVE nor Echelon would give notice of, file or otherwise initiate any claim or cause of action, in or before any court, administrative agency, arbitrator, mediator or other tribunal, that arises under the ESA, subject to certain exceptions, and any statute of limitations or limitation periods for defenses, claims, causes of actions and counterclaims shall be tolled during such period (the “No-Litigation Period”).
To secure Echelon’s obligations under the Periodic Fee Agreement, Echelon also agreed to post a letter of credit in the amount of  $6.0 million for the benefit of LVE (the “Letter of Credit”). LVE is entitled to draw down the Letter of Credit in the event that Echelon fails to make payments required pursuant to the Periodic Fee Agreement (a “Buyer Event of Default”). LVE is obligated to reimburse Echelon for its reasonable substantiated third-party costs incurred in providing the Letter of Credit.
The Periodic Fee Agreement provides, among other things, for (i) LVE’s maintenance of certain construction permits and certain assets; (ii) LVE’s delivery of releases to Echelon from certain professional service contracts and its engagement of replacement professional service providers if the necessary releases are not obtained; (iii) LVE’s delivery of recommendations to Echelon regarding certain aspects of the central energy center and energy distribution system at the Echelon resort (the “System”); (iv) the resolution of disputes between LVE and Echelon with respect to certain aspects of the System; (v) the possible sale of certain portions of the System; and (vi) LVE’s agreement (subject to the consent of the applicable trustee) to use commercially reasonable efforts to redeem a portion of the tax-exempt bonds issued on behalf of LVE on December 20, 2007 (the “Tax-Exempt Bonds”), subject to certain exceptions.

Purchase Option
LVE also granted Echelon and the Company an option to purchase substantially all of the assets of LVE (the “Purchase Option”) for a purchase price of approximately  $195.1 million (subject to certain adjustments), which may be exercised from the Effective Date through the Termination Date, provided that no Buyer Event of Default has occurred and remains ongoing.
Future Commitments Related to LVE Agreements
Our future commitments with respect to the LVE agreements discussed above are as follows (in thousands):

For the Year Ending December 31,
2011	$11,887
2012	11,887
2013	11,796
2014	10,800
2015	10,800
$57,170

Condensed Consolidating Financial Information	12 Months Ended
Dec. 31, 2010
Condensed Consolidating Financial Information [Abstract]
Condensed Consolidating Financial Information for Subsidiary Guarantors and Nonguarantors [Text Block]
CONDENSED CONSOLIDATING FINANCIAL INFORMATION

In contemplation of the registration of our 9.125% Senior Notes due 2018 under the Securities Act of 1933, separate condensed consolidating financial information for our subsidiary guarantors and non-guarantors of this debt is presented below. The nonguarantors primarily represent special purpose entities, tax holding companies, our less significant operating subsidiaries and our less than wholly-owned subsidiaries.

The tables below present the condensed consolidating balance sheets as of December 31, 2010 and 2009 and the condensed consolidated statements of operations and cash flows for each of the three years in the period ended December 31, 2010.

Condensed Consolidating Balance Sheets

	December 31, 2010
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries (100% Owned)	Non-Guarantor Subsidiaries (Not 100% Owned)	Eliminations	Consolidated
			(In thousands)
Assets
Cash and cash equivalents	$11,231	$88,282	$3,679	$42,431	$—	$145,623
Other current assets	10,395	61,829	15,246	46,546	—	134,016
Property and equipment, net	111,921	1,939,834	77,949	1,253,667	—	3,383,371
Assets held for development	—	923,038	—	196,365	—	1,119,403
Investments in subsidiaries	3,373,486	424,707	—	5,185	(3,798,193)	5,185
Intercompany receivable	50,824	—	69,931		(120,755)	—
Other assets, net	73,420	46,886	2,979	89,836	(64,720)	148,401
Intangible assets, net	—	460,714	—	79,000	—	539,714
Goodwill, net	—	212,794	782	—	—	213,576
Total assets	$3,631,277	$4,158,084	$170,566	$1,713,030	$(3,983,668)	$5,689,289

Liabilities and Stockholders' Equity
Current maturities of long-term and non-recourse debt	$25,000	$690	$—	$243,059		$268,749
Other current liabilities	39,663	175,870	17,462	109,161	—	342,156
Intercompany payable	—	472,795	246,144		(718,939)	—
Long-term debt, net of current maturities	2,346,623	11,072	—	835,370	—	3,193,065
Other long-term liabilities	30,786	399,148	1,538	59,104	—	490,576
						—
Preferred stock	—	—	—	—	—	—
Common stock	862	30,298	32	—	(30,330)	862
Additional paid-in capital	635,028	2,320,477	41,724	421,472	(2,783,673)	635,028
Retained earnings	560,909	747,734	(136,334)	44,864	(656,264)	560,909
Accumulated other comprehensive loss, net	(7,594)	—	—	—	—	(7,594)
Total Boyd Gaming Corporation stockholders' equity	1,189,205	3,098,509	(94,578)	466,336	(3,470,267)	1,189,205
Noncontrolling interest	—	—	—	—	205,538	205,538
Total stockholders' equity (deficit)	1,189,205	3,098,509	(94,578)	466,336	(3,264,729)	1,394,743
Total liabilities and stockholders' equity	$3,631,277	$4,158,084	$170,566	$1,713,030	$(3,983,668)	$5,689,289

	December 31, 2009
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
		(In thousands)
Assets
Cash and cash equivalents	$363	$88,071	$4,768	$—	$93,202
Other current assets	54,055	27,942	17,538	—	99,535
Property and equipment, net	117,478	2,035,615	80,470	—	2,233,563
Assets held for development	—	925,614	—	—	925,614
Investments in subsidiaries	3,532,799	411,430	16,901	(3,566,910)	394,220
Intercompany receivable	131,887	1,998,080	—	(2,129,967)	—
Other assets, net	24,562	10,725	3,202	—	38,489
Intangible assets, net	—	461,758	—	—	461,758
Goodwill, net	—	212,794	782	—	213,576
Total assets	$3,861,144	$6,172,029	$123,661	$(5,696,877)	$4,459,957

Liabilities and Stockholders' Equity
Current maturities of long-term debt	$—	$652	$—		$652
Other current liabilities	86,118	195,678	12,911	—	294,707
Intercompany payable	—	4,881,130	150,082	(5,031,212)	—
Long-term debt, net of current maturities	2,565,150	11,761	—	—	2,576,911
Other long-term liabilities	53,507	375,274	2,537	—	431,318
					—
Preferred stock	—	—	—	—	—
Common stock	861	—	35	(35)	861
Additional paid-in capital	623,035	265,947	79,676	(345,623)	623,035
Retained earnings (deficit)	550,599	441,587	(121,580)	(320,007)	550,599
Accumulated other comprehensive loss, net	(18,126)	—	—	—	(18,126)
Total stockholders' equity (deficit)	1,156,369	707,534	(41,869)	(665,665)	1,156,369
Total liabilities and stockholders' equity	$3,861,144	$6,172,029	$123,661	$(5,696,877)	$4,459,957

Condensed Consolidating Statements of Operations

	Year Ended December 31, 2010
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries (100% Owned)	Non-Guarantor Subsidiaries (Not 100% Owned)	Eliminations	Consolidated
			(In thousands)
Net revenues	$134,190	$1,501,899	$58,860	$580,140	$(134,190)	$2,140,899

Costs and expenses
Operating	—	835,489	54,984	298,966	—	1,189,439
Selling, general and administrative	—	265,376	8,858	94,983	—	369,217
Maintenance and utilities	—	87,499	4,256	54,388	—	146,143
Depreciation and amortization	11,955	129,693	4,741	52,886	—	199,275
Corporate expense	83,437	59,710	9,295	—	(103,581)	48,861
Preopening expenses	1,580	—	7,523	—	(1,644)	7,459
Write-downs and other items, net	4,456	68	197	(8)	—	4,713
Total costs and expenses	101,428	1,377,835	89,854	501,215	(105,225)	1,965,107

Equity in earnings of subsidiaries	65,159	47,393	—	—	(104,406)	8,146
Operating income (loss)	97,921	171,457	(30,994)	78,925	(133,371)	183,938

Other expense (income)
Interest expense, net	118,585	731	(6)	49,384	—	168,694
Fair value adjustment of derivative instruments	480	—	—	—	—	480
Gain on early retirements of debt	(2,758)		—	—	—	(2,758)
Other income	—	(12,535)				(12,535)
Other non-operating expenses, net	—	3,133	—	—	—	3,133
Total other expense, net	116,307	(8,671)	(6)	49,384	—	157,014

Income (loss) before income taxes	(18,386)	180,128	(30,988)	29,541	(133,371)	26,924
Income taxes	28,696	(32,838)	(27)	(4,067)		(8,236)
Net income (loss)	10,310	147,290	(31,015)	25,474	(133,371)	18,688
Noncontrolling interest	—	—	—	—	(8,378)	(8,378)
Net income (loss) attributable to Boyd Gaming Corporation	$10,310	$147,290	$(31,015)	$25,474	$(141,749)	$10,310
Condensed Consolidating Statements of Operations, continued

	Year Ended December 31, 2009
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
		(In thousands)
Net revenues	$69,774	$1,630,321	$10,665	$(69,774)	$1,640,986

Costs and expenses
Operating	—	850,595	57,469	—	908,064
Selling, general and administrative	—	272,945	11,992	—	284,937
Maintenance and utilities	—	88,226	4,070	—	92,296
Depreciation and amortization	13,415	147,436	3,576	—	164,427
Corporate expense	93,096	52,545	17,229	(115,253)	47,617
Preopening expenses	260	17,538	—	—	17,798
Write-downs and other items, net	981	12,444	28,355	—	41,780
Total costs and expenses	107,752	1,441,729	122,691	(115,253)	1,556,919

Equity in earnings of subsidiaries	126,176	71,617	—	(125,667)	72,126
Operating income (loss)	88,198	260,209	(112,026)	(80,188)	156,193

Other expense (income)
Interest expense, net	147,556	(732)	—	—	146,824
Gain on early retirements of debt	(15,284)	—	—	—	(15,284)
Other non-operating expenses, net	33	19,303	—	—	19,336
Total other expense, net	132,305	18,571	—	—	150,876

Income (loss) before income taxes	(44,107)	241,638	(112,026)	(80,188)	5,317
Income taxes	48,348	(55,065)	5,641	—	(1,076)
Net income (loss)	$4,241	$186,573	$(106,385)	$(80,188)	$4,241
Condensed Consolidating Statements of Operations, continued

	Year Ended December 31, 2008
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
		(In thousands)
Net revenues	$115,920	$1,776,724	$4,243	$(115,920)	$1,780,967

Costs and expenses
Operating	—	900,170	67,842	—	968,012
Selling, general and administrative	—	286,542	13,120	—	299,662
Maintenance and utilities	—	92,918	3,045	—	95,963
Depreciation and amortization	12,678	151,191	5,128	—	168,997
Corporate expense	99,161	30,963	19,064	(96,856)	52,332
Preopening expenses	2,082	16,652	1,531	—	20,265
Write-downs and other items, net	14,619	278,830	92,072	—	385,521
Total costs and expenses	128,540	1,757,266	201,802	(96,856)	1,990,752

Equity in earnings of subsidiaries	(201,747)	55,840	—	202,263	56,356
Operating income (loss)	(214,367)	75,298	(197,559)	183,199	(153,429)

Other expense (income)
Interest expense, net	113,479	(4,403)	—	—	109,076
Fair value adjustment of derivative instruments	(425)	—	—	—	(425)
Gain on early retirements of debt	(28,553)	—	—	—	(28,553)
Other non-operating expenses, net	—	16,009	—	—	16,009
Total other expense, net	84,501	11,606	—	—	96,107

Income (loss) before income taxes	(298,868)	63,692	(197,559)	183,199	(249,536)
Income taxes	75,863	(59,705)	10,373		26,531
Net income (loss)	$(223,005)	$3,987	$(187,186)	$183,199	$(223,005)

Condensed Consolidating Statements of Cash Flows

	Year Ended December 31, 2010
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries (100% Owned)	Non-Guarantor Subsidiaries (Not 100% Owned)	Eliminations	Consolidated
			(In thousands)
Cash flows from operating activities
Net cash from operating activities	$226,650	$78,597	$970	$107,058	$(128,205)	$285,070

Cash flows from investing activities
Capital expenditures	(6,463)	(56,884)	(2,059)	(22,071)	—	(87,477)
Net cash effect upon change in controlling interest of Borgata	—	26,025	—	26,025	(26,025)	26,025
Other investing activities	69	—	—	(2,358)	—	(2,289)
Net cash from investing activities	(6,394)	(30,859)	(2,059)	1,596	(26,025)	(63,741)

Cash flows from financing activities
Borrowings under bank credit facility	758,774	—	—	533,673	—	1,292,447
Payments under bank credit facility	(1,250,674)	—	—	(1,105,062)	—	(2,355,736)
Debt financing cost, net	(30,617)	—	—	(7,255)	—	(37,872)
Proceeds from issuance of debt	500,000	—	—	791,267	—	1,291,267
Payments on long-term debt	(187,041)	(47,527)	—	(1,194)	—	(235,762)
Other financing activities	170	—	—	(277,652)	154,230	(123,252)
Net cash from financing activities	(209,388)	(47,527)	—	(66,223)	154,230	(168,908)

Net change in cash and cash equivalents	10,868	211	(1,089)	42,431	—	52,421
Cash and cash equivalents, beginning of period	363	88,071	4,768	—	—	93,202
Cash and cash equivalents, end of period	$11,231	$88,282	$3,679	$42,431	$—	$145,623
Condensed Consolidating Statements of Cash Flows

	Year Ended December 31, 2009
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
		(In thousands)
Cash flows from operating activities
Net cash from operating activities	$65,751	$173,249	$2,963	$—	$241,963

Cash flows from investing activities
Capital expenditures	(5,706)	(151,378)	(473)	—	(157,557)
Other investing activities	2,356	(9,927)	—	—	(7,571)
Net cash from investing activities	(3,350)	(161,305)	(473)	—	(165,128)

Cash flows from financing activities
Payments of long-term debt	(88,866)	(19,366)	—	—	(108,232)
Borrowings under bank credit facility	656,440	—	—	—	656,440
Payments under bank credit facility	(620,655)	—	—	—	(620,655)
Other financing activities	(9,338)	—	—	—	(9,338)
Net cash from financing activities	(62,419)	(19,366)	—	—	(81,785)

Net change in cash and cash equivalents	(18)	(7,422)	2,490	—	(4,950)
Cash and cash equivalents, beginning of period	381	95,493	2,278	—	98,152
Cash and cash equivalents, end of period	$363	$88,071	$4,768	$—	$93,202

	Year Ended December 31, 2008
	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
		(In thousands)
Cash flows from operating activities
Net cash from operating activities	$(373,383)	$595,505	$(1,631)	$—	$220,491

Cash flows from investing activities
Capital expenditures	(7,442)	(659,436)	(522)	—	(667,400)
Other investing activities	(5,876)	—	—	—	(5,876)
Net cash from investing activities	(13,318)	(659,436)	(522)	—	(673,276)

Cash flows from financing activities
Payments of long-term debt	(115,868)	(629)	—	—	(116,497)
Borrowings under bank credit facility	1,394,935	—	—	—	1,394,935
Payments under bank credit facility	(866,720)	—	—	—	(866,720)
Dividends paid on common stock	(26,330)	—	—	—	(26,330)
Other financing activities	(152)	—	—	—	(152)
Net cash from financing activities	385,865	(629)	—	—	385,236

Net change in cash and cash equivalents	(836)	(64,560)	(2,153)	—	(67,549)
Cash and cash equivalents, beginning of period	1,217	160,053	4,431	—	165,701
Cash and cash equivalents, end of period	$381	$95,493	$2,278	$—	$98,152